   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 18, 2001
                                                     REGISTRATION NO. 333-49570
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                 [X]
                            ---------------------
                         PRE-EFFECTIVE AMENDMENT NO. 1                [X]
                         POST-EFFECTIVE AMENDMENT NO.                 [ ]

                             ---------------------

                           MORGAN STANLEY DEAN WITTER
                            DIVERSIFIED INCOME TRUST
                         A Massachusetts business trust
               (Exact Name of Registrant as Specified in Charter)


                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                    (Address of Principal Executive Offices)


                                  212-392-1600
                         (Registrant's Telephone Number)

                                BARRY FINK, ESQ.
                             Two World Trade Center
                            New York, New York 10048
                     (Name and Address of Agent for Service)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                              Mayer, Brown & Platt
                                  1675 Broadway
                            New York, New York 10019

                              ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                    The Exhibit Index is located on page [ ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 33-44782; 811-6515).
================================================================================

                                    FORM N-14

               MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

                              CROSS REFERENCE SHEET

            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933


PART A OF FORM N-14 ITEM NO.               PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   ---------------------------------------------------------
1 (a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                               *
2 (a) ........................                               *
  (b) ........................   Table of Contents
3 (a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
4 (a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
5 (a) ........................   Registrant's Prospectus
  (b) ........................                               *
  (c) ........................                               *
  (d) ........................                               *
  (e) ........................   Available Information
  (f) ........................   Available Information
6 (a) ........................   Prospectus of Morgan Stanley Dean Witter World Wide
                                  Income Trust
  (b) ........................   Available Information
  (c) ........................                               *
  (d) ........................                               *
7 (a) ........................   Introduction -- General, Record Date; Share Information,
                                  Expenses of Solicitation, Proxies, Vote Required
  (b) ........................                               *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
8 (a) ........................   The Reorganization
  (b) ........................                               *
9   ..........................                               *



PART B OF FORM N-14 ITEM NO.            STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   --------------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                              *
11  ..........................   Table of Contents
12(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                  Diversified Income Trust
  (b) ........................                              *
  (c) ........................
13(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                  World Wide Income Trust
  (b) ........................                              *
  (c) ........................                              *
14    ........................   Registrant's Annual Report for the fiscal year ended
                                  October 31, 2000. Morgan Stanley Dean Witter World
                                  Wide Income Trust's Annual Report for the fiscal year
                                  ended October 31, 2000

 PART C OF FORM N-14 ITEM NO.                 OTHER INFORMATION HEADING
------------------------------   --------------------------------------------------------
15  ..........................   Indemnification
16  ..........................   Exhibits
17  ..........................   Undertakings

----------
* Not Applicable or negative answer

                           MORGAN STANLEY DEAN WITTER
                             WORLD WIDE INCOME TRUST

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 27, 2001

TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income") to be held in the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048, at 9:00 a.m., New York time, on March 27, 2001, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated October 26, 2000 (the "Reorganization Agreement"), between World Wide Income and Morgan Stanley Dean Witter Diversified Income Trust ("Diversified Income"), pursuant to which substantially all of the assets of World Wide Income would be combined with those of Diversified Income and shareholders of World Wide Income would become shareholders of Diversified Income receiving shares of Diversified Income with a value equal to the value of their holdings in World Wide Income (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on December 20, 2000 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF WORLD WIDE INCOME RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                     By Order of the Board of Trustees,


                                     BARRY FINK,
                                     Secretary


January 17, 2001


--------------------------------------------------------------------------------
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE
  TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY
  IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE
  ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                           MORGAN STANLEY DEAN WITTER
                            DIVERSIFIED INCOME TRUST
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                          ACQUISITION OF THE ASSETS OF
               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

                        BY AND IN EXCHANGE FOR SHARES OF
               MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST



     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income") in connection with an Agreement and Plan of Reorganization, dated October 26, 2000 (the "Reorganization Agreement"), pursuant to which substantially all the assets of World Wide Income will be combined with those of Morgan Stanley Dean Witter Diversified Income Trust ("Diversified Income") in exchange for shares of Diversified Income (the "Reorganization"). As a result of this transaction, shareholders of World Wide Income will become shareholders of Diversified Income and will receive shares of Diversified Income with a value equal to the value of their holdings in World Wide Income. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between World Wide Income and Diversified Income, attached hereto as Exhibit A. The address of World Wide Income is that of Diversified Income set forth above. This Proxy Statement also constitutes a Prospectus of Diversified Income, which is dated January 8, 2001, filed by Diversified Income with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").


     Diversified Income is an open-end diversified management investment company whose primary investment objective is to seek a high level of current income. As a secondary objective, the fund seeks to maximize total return, but only to the extent consistent with its primary objective. The Fund normally invests at least 65% of its total assets in a diversified portfolio of fixed-income securities. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk -- a general downturn in one group may be offset by a rise in another. The three groups of Fund investments include: (1) global securities; (2) mortgage-backed securities and U.S. Government securities; and
(3) high yield securities.


     This Proxy Statement and Prospectus set forth concisely information about Diversified Income that shareholders of World Wide Income should know before voting on the Reorganization Agreement. A copy of the Prospectus for Diversified Income dated January 8, 2001, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Diversified Income's Annual Report for the fiscal year ended October 31, 2000. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated January 8, 2001, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are World Wide Income's Prospectus, dated January 8, 2001, and Annual Report for its fiscal year ended October 31, 2000. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          THIS PROXY STATEMENT AND PROSPECTUS IS DATED JANUARY 8, 2001.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS



                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      3
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of World Wide Income and Diversified Income .................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     13
  The Proposal ...........................................................................     13
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     14
  Tax Aspects of the Reorganization ......................................................     16
  Description of Shares ..................................................................     17
  Capitalization Table (unaudited) .......................................................     18
  Appraisal Rights .......................................................................     18
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     18
  Investment Objectives and Policies .....................................................     18
  Investment Restrictions ................................................................     19
ADDITIONAL INFORMATION ABOUT WORLD WIDE INCOME AND DIVERSIFIED
 INCOME ..................................................................................     20
  General ................................................................................     20
  Financial Information ..................................................................     20
  Management .............................................................................     20
  Description of Securities and Shareholder Inquiries ....................................     21
  Dividends, Distributions and Taxes .....................................................     21
  Purchases, Repurchases and Redemptions .................................................     21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     21
FINANCIAL STATEMENTS AND EXPERTS .........................................................     21
LEGAL MATTERS ............................................................................     21
AVAILABLE INFORMATION ....................................................................     21
OTHER BUSINESS ...........................................................................     22
Exhibit A - Agreement and Plan of Reorganization, dated October 26, 2000, by and between
 World Wide Income and Diversified Income ................................................    A-1
Exhibit B - Prospectus of Diversified Income dated January 8, 2001 .......................    B-1

                           MORGAN STANLEY DEAN WITTER
                             WORLD WIDE INCOME TRUST
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                              --------------------
                         PROXY STATEMENT AND PROSPECTUS
                              --------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 27, 2001


                                  INTRODUCTION


GENERAL


     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Trustees of World Wide Income (the "Board") of proxies to be used at the Special Meeting of Shareholders of World Wide Income to be held in the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048 at 9:00 A.M., New York time, on March 27, 2001 and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about January 22, 2001.

     At the Meeting, World Wide Income shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated October 26, 2000 (the "Reorganization Agreement"), between World Wide Income and Morgan Stanley Dean Witter Diversified Income Trust ("Diversified Income") pursuant to which substantially all of the assets of World Wide Income will be combined with those of Diversified Income in exchange for shares of Diversified Income. As a result of this transaction, Shareholders will become shareholders of Diversified Income and will receive shares of Diversified Income equal to the value of their holdings in World Wide Income on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Diversified Income that corresponds to the class of shares of World Wide Income currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of World Wide Income will receive Class A, Class B, Class C or Class D shares of Diversified Income, respectively. The shares to be issued by Diversified Income pursuant to the Reorganization (the "Diversified Income Shares") will be issued at net asset value without an initial sales charge. Further information relating to Diversified Income is set forth herein and in Diversified Income's current Prospectus, dated January 8, 2001 ("Diversified Income's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.


     The information concerning World Wide Income contained herein has been supplied by World Wide Income and the information concerning Diversified Income contained herein has been supplied by Diversified Income.

RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on December 20, 2000 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record

Date, there were 10,911,949.981 shares of World Wide Income issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of World Wide Income as of the Record
Date: Class A Shares: Morgan Stanley Dean Witter Trust FSB TTEE K & S, Harborside Financial Center, Plaza 2, 7th Floor, Jersey City, NJ 07311 - 8.816%. Class C Shares -- Janet D. Herterick, 6 Sheepmeadow Lane, Sandwich, MA 02563-2247 - 8.780%; Jennifer A. Katz Trustee, Jennifer A. Katz Trust dated 7/12/00, 100 Forest Ave., Rockville, MD 20850-1817 - 7.137%; Dean Witter
Reynolds CUST for Janice Janes IRA Standard dated 08/05/93, 205 N. Clay, Hinsdale, IL 60521-3210 - 6.468% and H. Franklin Miller DDS PL Pension Plan U/A DTD 04/29/81, 843 Mt. Moriah, Memphis, TN 38117-5704 - 5.668%. As of the Record Date, the trustees and officers of World Wide Income, as a group, owned less than 1% of the outstanding shares of World Wide Income.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Diversified Income as of the Record
Date: Class A Shares - Dr. David Hirsch, 11215 Whisper Meadow, San Antonio, TX 78230-3547 - 10.075%. Class D Shares: Lorraine Burton Marran SUCC Trustee FBO Florence Eckel Burton REV TR dated 12-10-85, 505 Kubin Court, Califon, NJ 07830-4116 - 6.488% and Paul L. Lang, 8 Wild Laurel Lane, Hilton Head, SC 29926-2649 - 5.878%. As of the Record Date, the trustees and officers of Diversified Income, as a group, owned less than 1% of the outstanding shares of Diversified Income.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of World Wide Income at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of World Wide Income present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION


     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by World Wide Income which expenses are expected to approximate $137,062. World Wide Income and Diversified Income will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of World Wide Income, and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.


     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. World Wide Income has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of World Wide Income represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, World Wide Income will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Diversified Income's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of World Wide Income, subject to stated liabilities, to Diversified Income in exchange for the Diversified Income Shares. The aggregate net asset value of the Diversified Income Shares issued in the exchange will equal the aggregate value of the net assets of World Wide Income received by Diversified Income. On or after the closing date scheduled for the Reorganization (the "Closing Date"), World Wide Income will distribute the Diversified Income Shares received by World Wide Income to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of World Wide Income and World Wide Income will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Diversified Income Shares equal in value to such Shareholder's pro rata interest in the net assets of World Wide Income transferred to Diversified Income. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Diversified Income that corresponds to the class of shares of World Wide Income currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of World Wide Income will become a holder of Class A, Class B, Class C or Class D shares of Diversified Income, respectively. Shareholders holding their shares of World Wide Income in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Diversified Income; however, such Shareholders will not be able to redeem, transfer or exchange the Diversified Income Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF WORLD WIDE INCOME ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF WORLD WIDE INCOME AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE


     The following table briefly describes the fees and expenses that a shareholder of World Wide Income and Diversified Income may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by World Wide Income for its fiscal year ended October 31, 2000, and by Diversified Income for its fiscal year ended October 31, 2000. World Wide Income and Diversified Income each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Diversified Income) reflecting what the fee schedule would have been on October 31, 2000, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees
----------------


                                                             WORLD                              PRO FORMA
                                                             WIDE           DIVERSIFIED          COMBINED
                                                            INCOME            INCOME        (DIVERSIFIED INCOME)
                                                            ------            ------        --------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      4.25%(1)         4.25%(1)             4.25%(1)
Class B ...............................................       none              none                 none
Class C ...............................................       none              none                 none
Class D ...............................................       none              none                 none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none                 none
Class B ...............................................       none              none                 none
Class C ...............................................       none              none                 none
Class D ...............................................       none              none                 none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................       none(2)          none(2)              none(2)
Class B ...............................................      5.00%(3)         5.00%(3)             5.00%(3)
Class C ...............................................      1.00%(4)         1.00%(4)             1.00%(4)
Class D ...............................................       none              none                 none
REDEMPTION FEES
Class A ...............................................       none              none                 none
Class B ...............................................       none              none                 none
Class C ...............................................       none              none                 none
Class D ...............................................       none              none                 none
EXCHANGE FEE
Class A ...............................................       none              none                 none
Class B ...............................................       none              none                 none
Class C ...............................................       none              none                 none
Class D ...............................................       none              none                 none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
----------------------------------------------------------------------------


                                            WORLD                             PRO FORMA
                                            WIDE        DIVERSIFIED           COMBINED
                                           INCOME         INCOME       (DIVERSIFIED INCOME)
                                        -----------   -------------   ---------------------
MANAGEMENT FEES(5)
Class A .............................        0.75%        0.40%               0.40%
Class B .............................        0.75%        0.40%               0.40%
Class C .............................        0.75%        0.40%               0.40%
Class D .............................        0.75%        0.40%               0.40%
DISTRIBUTION AND SERVICE (12B-1) FEES
Class A .............................        0.20%        0.20%               0.20%
Class B .............................        0.85%        0.85%               0.85%
Class C .............................        0.85%        0.85%               0.85%
Class D .............................        none         none                none

                                          WORLD                           PRO FORMA
                                          WIDE       DIVERSIFIED           COMBINED
                                         INCOME         INCOME       (DIVERSIFIED INCOME)
                                       ----------   -------------   ---------------------
OTHER EXPENSES (6)
Class A ............................       0.46%         0.13%               0.14%
Class B ............................       0.46%         0.13%               0.14%
Class C ............................       0.46%         0.13%               0.14%
Class D ............................       0.46%         0.13%               0.14%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A ............................       1.41%         0.73%               0.74%
Class B ............................       2.06%         1.38%               1.39%
Class C ............................       2.06%         1.38%               1.39%
Class D ............................       1.21%         0.53%               0.54%


----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

(5) The combined pro forma rate reflects the current aggregate fee payable by Diversified Income for management and advisory services, effective as of October 31, 2000.

(6) The Investment Manager has agreed to reimburse or waive $90,000 in expenses of the Combined Fund for the first year of combined operations.

EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either World Wide Income or Diversified Income or the new combined fund (Diversified Income), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:





                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
World Wide Income
 Class A .........     $562        $852      $1,163      $2,044
 Class B .........      709         946       1,308       2,390
 Class C .........      309         646       1,108       2,390
 Class D .........      123         384         665       1,466
Diversified Income
 Class A .........      496         648         814       1,293
 Class B .........      640         737         955       1,657
 Class C .........      240         437         755       1,657
 Class D .........       54         170         296         665
Pro Forma Combined
 Class A .........      497         651         819       1,304
 Class B .........      642         740         961       1,669
 Class C .........      242         440         761       1,669
 Class D .........       55         173         302         677



     If a Shareholder HELD His Shares:



                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
World Wide Income
 Class A .........     $562        $852      $1,163      $2,044
 Class B .........      209         646       1,108       2,390
 Class C .........      209         646       1,108       2,390
 Class D .........      123         384         665       1,466
Diversified Income
 Class A .........      496         648         814       1,293
 Class B .........      140         437         755       1,657
 Class C .........      140         437         755       1,657
 Class D .........       54         170         296         665
Pro Forma Combined
 Class A .........      497         651         819       1,304
 Class B .........      142         440         761       1,669
 Class C .........      142         440         761       1,669
 Class D .........       55         173         302         677


     LONG-TERM SHAREHOLDERS OF CLASS B AND CLASS C SHARES OF WORLD WIDE INCOME AND DIVERSIFIED INCOME MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of World Wide Income and Diversified Income -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, World Wide Income will receive an opinion of Mayer, Brown & Platt to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by World Wide Income or the shareholders of World Wide Income for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF WORLD WIDE INCOME AND DIVERSIFIED INCOME

     INVESTMENT OBJECTIVES AND POLICIES. The primary investment objective of World Wide Income is to provide a high level of current income. As a secondary objective, the fund seeks appreciation in the value of its assets. The primary investment objective of Diversified Income is to seek a high level of current income. As a secondary objective, the fund seeks to maximize total return but only to the extent consistent with its primary objective.

     World Wide Income seeks to achieve its investment objective by normally investing at least 65% of its total assets in a portfolio of global fixed-income securities. The securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or investment grade securities issued by U.S. corporations, foreign governments or foreign corporations, or by organizations designated or supported by a government or government entity, such as the European Economic Community and the World Bank. Diversified Income seeks to achieve its investment objective by normally investing at least 65% of its total assets in a diversified portfolio of fixed income securities. Morgan Stanley Dean Witter Advisors Inc., Diversified Income's "Investment Manager," attempts to equally allocate approximately one-third of the of the fund's assets among three separate groups or market segments of fixed income securities: global securities, mortgage-backed and U.S. Government securities, and high yield securities. Morgan Stanley Dean Witter Advisors Inc., World Wide Income's "Investment Manager," actively allocates assets of the fund among various geographical regions, nations, currencies, corporations, and governmental entities in an attempt to optimize income and, if possible, capital appreciation. World Wide Income may also invest in zero coupon securities, forward currency contracts, options and futures, mortgaged-backed securities, convertible securities and warrants. Diversified Income's global securities group of investments include fixed-income securities issued by the U.S. Government, its agencies or instrumentalities, or fixed-income securities issued by or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or if unrated, are determined by the Investment Manager to be of equivalent quality. The global group of investments also includes certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at banks and rated within the two highest rating categories by S&P, Moody's or Duff & Phelps or if unrated, are determined by the Investment Manager to be of equivalent quality and commercial paper rated within the two highest rating categories by S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's. Diversified Income's mortgage-backed securities and U.S. Government securities group will invest in fixed-rate and adjustable rate mortgaged-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by S&P or Moody's, or if not rated, are determined to be of comparable quality by the Investment Manager. The mortgage-backed and U.S. Government securities group may also invest in U.S. Treasury securities and U.S. Government agency securities. Diversified Income's high yield securities group of investments may include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or if not rated, are determined to be of comparable quality by the Investment Manager.

Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in the high yield group may include convertible and non-convertible debt and Rule 144A securities. The processes by which each fund selects common stocks and other investments may differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both World Wide Income and Diversified Income are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. World Wide Income and Diversified Income obtain management services from MSDW Advisors. World Wide Income pays MSDW Advisors monthly compensation calculated daily at an annual rate of 0.75% of the fund's average daily net assets. With respect to Diversified Income, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.40% to the portion of the fund's average daily net assets. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both World Wide Income and Diversified Income have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.85% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, each fund's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.85% of the lesser of (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a contingent deferred sales charge ("CDSC") has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Diversified Income's shares, see the section entitled "Share Class Arrangements" in Diversified Income's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of World Wide Income and Diversified Income are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both World Wide Income and Diversified Income pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

                                         CLASS B SHARES OF WORLD WIDE INCOME AND
   YEAR SINCE PURCHASE PAYMENT MADE                DIVERSIFIED INCOME
-------------------------------------   ----------------------------------------
     First ..........................                   5.0%
     Second .........................                   4.0%
     Third ..........................                   3.0%
     Fourth .........................                   2.0%
     Fifth ..........................                   2.0%
     Sixth ..........................                   1.0%
     Seventh and thereafter .........                   none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of Diversified Income and World Wide Income are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of World Wide Income and Diversified Income, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of World Wide Income and Diversified Income may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of World Wide Income and Diversified Income may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of World Wide Income and Diversified Income may also be exchanged for shares of Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Diversified Income).

     Diversified Income shares distributed to shareholders as a result of the merger will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the shareholder held shares of a fund that charged a CDSC (e.g., World Wide Income) will be counted. During the period of time a Diversified Income or World Wide Income shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both World Wide Income and Diversified Income provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Diversified Income, see the section entitled "How to Exchange Shares" in Diversified Income's Prospectus.

     Shareholders of World Wide Income and Diversified Income may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both World Wide Income and Diversified Income offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. World Wide Income and Diversified Income may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. World Wide Income and Diversified Income each pay dividends from net investment income monthly. Both funds distribute net capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                             PRINCIPAL RISK FACTORS

     The share price or net asset value of Diversified Income and World Wide Income will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted.

     Both funds invest in fixed-income securities. Fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that an issuer of a security will be unable to make payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

     Both funds may invest in foreign securities. With respect to World Wide Income, the fund normally invests at least 65% of its total assets in a portfolio of global fixed-income securities. With respect to Diversified Income, the fund's global securities group, which constitutes approximately one-third of the fund's assets, will invest in global fixed-income securities. Investments in foreign securities (including depository receipts) may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

     Each fund may also invest in mortgage-backed securities. With respect to Diversified Income, the fund's mortgage-backed securities and U.S. Government securities group, which constitutes approximately one-third of the fund's portfolio, may include fixed-rate or adjustable-rate mortgaged-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P, or if not rated, are determined to be of comparable quality by the Investment Manager. World Wide Income may invest up to 35% of its assets, without any credit quality limitations, which may include "junk bonds", in U.S. and foreign mortgage-backed securities, including mortgage pass-through securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the fund's yield, increase the volatility of the fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. The markets for foreign mortgage-backed securities may not be as well developed as U.S. markets. Those markets may be less liquid than the U.S. market and the prices for foreign mortgage-backed securities may be more volatile than U.S. mortgage-backed securities.


     Each fund may participate in forward currency contracts, which involves risks. If the Investment Manager of a fund employs a strategy that does not correlate well with the fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts may also increase the fund's volatility and may involve a significant risk.


     Each fund may invest in options and futures, which involves additional risks. World Wide Income may invest in put and call options and futures with respect to interest rate indexes, and options on foreign currencies. Diversified Income may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. With respect to each fund, the Investment Manager's predictions of movements in the direction of the bond, currency or interest rates markets may be inaccurate, and have adverse consequences to the fund (e.g. a reduction in the fund's net asset value or a reduction in the amount of income available for distribution) may leave the fund in worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are negotiated with dealers: there is no secondary market for these instruments.


     Each fund may invest in convertible stocks and warrants, which may carry risks associated with both common stock and fixed-income securities. Diversified Income may also invest in common stock, the value of which generally fluctuates in response to activities specific to the company as well as to general market, economic and political conditions.


     Diversified Income will invest approximately one-third of its assets in high yield, high risk, securities, and World Wide Income may not invest in high yield, high risk, securities. High yield, high risk, securities are commonly known as "junk bonds" and pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.


     Diversified Income is classified as a diversified mutual fund, whereas World Wide Income is classified as a non-diversified mutual fund. As a non-diversified mutual fund, World Wide Income's investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, World Wide Income may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, World Wide Income's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause World Wide Income's overall value to decline to a greater degree.


     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of World Wide Income and in Diversified Income's Prospectus attached hereto and incorporated herein by reference.

                               THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of World Wide Income, including the Independent Trustees, having reviewed the financial position of World Wide Income and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of World Wide Income and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of World Wide Income.

THE BOARD'S CONSIDERATION

     At a meeting held on October 26, 2000, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of World Wide Income and Diversified Income. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of World Wide Income and Diversified Income; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by World Wide Income and Diversified Income in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of World Wide Income considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (Diversified Income) will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of World Wide Income. This is primarily attributable to the fact that the investment management fee rate paid by Diversified Income for its last fiscal year (0.40%) is substantially lower than the investment management fee rate paid by World Wide Income for its last fiscal year (0.75%). The Board also noted that Diversified Income's "Other Expenses" for its last fiscal year (0.13%) were significantly lower than World Wide Income's "Other Expenses" for its last fiscal year (0.46%). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of World Wide Income was significantly higher (for its fiscal year ended October 31, 2000) than the expense ratio for each corresponding class of Diversified Income (for its fiscal year ended October 31, 2000).

     2. Shareholders would have continued participation in a fund whose primary objective is to provide a high level of income. The Board recognized, however, that Diversified Income has a smaller portion of its assets invested in global fixed-income securities than World Wide Income. Nevertheless, the Board also noted that the portfolios are sufficiently compatible that World Wide Income would not need to sell a material amount of its holdings to accommodate the Reorganization.


     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by World Wide Income or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Diversified Income, including a majority of the Independent Trustees of Diversified Income, also have determined that the Reorganization is in the best interests of Diversified Income and its shareholders and that the interests of existing shareholders of Diversified Income will not be diluted as a result thereof. The transaction will enable Diversified Income to acquire investment securities which are consistent with Diversified Income's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) World Wide Income will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by World Wide Income as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Diversified Income on the Closing Date in exchange for the assumption by Diversified Income of stated liabilities of World Wide Income, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of World Wide Income prepared by the Treasurer of World Wide Income as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Diversified Income Shares; (ii) such Diversified Income Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) World Wide Income would be dissolved; and (iv) the outstanding shares of World Wide Income would be canceled.

     The number of Diversified Income Shares to be delivered to World Wide Income will be determined by dividing the aggregate net asset value of each class of shares of World Wide Income acquired by Diversified Income by the net asset value per share of the corresponding class of shares of Diversified Income; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as World Wide Income and Diversified Income may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of World Wide Income had an aggregate net asset value (not including any Cash Reserve of World Wide Income) of $100,000. If the net asset value per Class B share of Diversified Income were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Diversified Income to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Diversified Income would be distributed to the former Class B shareholders of World Wide Income. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, World Wide Income will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Diversified Income Shares it receives. Each Shareholder will receive the class of shares of Diversified Income that corresponds to the class of shares of World Wide Income currently held by that Shareholder. Accordingly, the Diversified Income Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Diversified Income will be distributed to holders of Class A, Class B, Class C and Class D shares of World Wide Income, respectively. Diversified Income will cause its transfer agent to credit and confirm an appropriate number of Diversified Income Shares to each Shareholder. Certificates for Diversified Income Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Diversified Income. Shareholders who wish to receive certificates representing their Diversified Income Shares must, after receipt of their confirmations, make a written request to Diversified Income's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of World Wide Income holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Diversified Income; however, such Shareholders will not be able to redeem, transfer or exchange the Diversified Income Shares received until the old certificates have been surrendered.


     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by World Wide Income or Diversified Income. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by World Wide Income, which expenses are expected to approximate $137,062. World Wide Income and Diversified Income will bear all of their respective other expenses associated with the Reorganization.


     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of World Wide Income and Diversified Income. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 30, 2001, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, World Wide Income shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of World Wide Income that received Diversified Income Shares. World Wide Income shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Diversified Income to Shareholders of record of World Wide Income.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of World Wide Income (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Diversified Income Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if World Wide Income recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of World Wide Income at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by World Wide Income thereafter will be treated as requests for redemption of shares of Diversified Income.

TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, World Wide Income will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of World Wide Income's investment company taxable income for all periods since the inception of World Wide Income through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of World Wide Income's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, World Wide Income and Diversified Income will receive an opinion of Mayer, Brown & Platt to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by World Wide Income and Diversified Income (including a representation to the effect that Diversified Income has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of World Wide Income acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of World Wide Income's assets in exchange for the Diversified Income Shares and the assumption by Diversified Income of certain stated liabilities of World Wide Income followed by the distribution by World Wide Income of the Diversified Income Shares to Shareholders in exchange for their World Wide Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and World Wide Income and Diversified Income will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Diversified Income upon the receipt of the assets of World Wide Income solely in exchange for the Diversified Income Shares and the assumption by Diversified Income of the stated liabilities of World Wide Income;

     3. No gain or loss will be recognized by World Wide Income upon the transfer of the assets of World Wide Income to Diversified Income in exchange for the Diversified Income Shares and the assumption by Diversified Income of the stated liabilities or upon the distribution of Diversified Income Shares to Shareholders in exchange for their World Wide Income shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of World Wide Income for the Diversified Income Shares;

     5. The aggregate tax basis for the Diversified Income Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in World Wide Income held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Diversified Income Shares to be received by each Shareholder will include the period during which the shares in World Wide Income surrendered in exchange therefor were held (provided such shares in World Wide Income were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of World Wide Income acquired by Diversified Income will be the same as the tax basis of such assets of World Wide Income immediately prior to the Reorganization; and

     8. The holding period of the assets of World Wide Income in the hands of Diversified Income will include the period during which those assets were held by World Wide Income.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither World Wide Income nor Diversified Income has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

     Diversified Income shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Diversified Income and transferable without restrictions and will have no preemptive rights. Class B shares of Diversified Income, like Class B shares of World Wide Income, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)


     The following table sets forth the capitalization of Diversified Income and World Wide Income as of October 31, 2000 and on a pro forma combined basis as if the Reorganization had occurred on that date:





                                                                        NET ASSET
                                                           SHARES         VALUE
                                        NET ASSETS      OUTSTANDING     PER SHARE
                                      --------------   -------------   ----------
              CLASS A
-----------------------------------
World Wide Income .................   $ 24,286,697       3,406,039        $7.13
Diversified Income ................   $ 13,041,554       1,938,281        $6.73
Combined Fund (pro forma) .........   $ 37,328,251       5,547,003        $6.73

              CLASS B
------------------------------------
World Wide Income .................   $ 44,593,113       6,237,401        $7.15
Diversified Income ................   $537,149,459      79,744,727        $6.74
Combined Fund (pro forma) .........   $581,742,572      86,360,916        $6.74

              CLASS C
------------------------------------
World Wide Income .................   $    762,392         106,794        $7.14
Diversified Income ................   $ 15,228,952       2,264,288        $6.73
Combined Fund (pro forma) .........   $ 15,991,344       2,377,571        $6.73

              CLASS D
------------------------------------
World Wide Income .................   $  6,647,595         929,407        $7.15
Diversified Income ................   $  1,390,348         206,129        $6.75
Combined Fund (pro forma) .........   $  8,037,943       1,190,958        $6.75

       TOTAL CLASS A, B, C, D
------------------------------------
World Wide Income .................   $ 76,289,797           --            --
Diversified Income ................   $566,810,313           --            --
Combined Fund (pro forma) .........   $643,100,110           --            --


APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of Diversified Income is to seek a high level of current income. As a secondary objective, the fund seeks to maximize total return but only to the extent consistent with its primary objective. The primary investment objective of World Wide Income is to provide a high level of current income. As a secondary objective, the fund seeks capital appreciation on its assets. Both funds seek to achieve their objectives by investing principally in fixed-income securities, including global fixed-income securities in accordance with their respective investment strategies set forth below.


     Diversified Income seeks to achieve its investment objective by normally investing at least 65% of its total assets in a diversified portfolio of fixed-income securities. Morgan Stanley Dean Witter Advisors Inc., Diversified Income's "Investment Manager," attempts to equally allocate approximately one-third of the Fund's assets among three separate groups or market segments of fixed income securities: global securities, mortgage-backed and U.S. Government securities, and high yield securities. Diversified Income's global securities group of investments include investment grade fixed-income securities issued by the U.S. Government, its agencies or instrumentalities, or investment grade fixed-income securities issued by or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above Moody's Investors Service ("Moody's") or if unrated, are determined by the Investment Manager to be of equivalent quality. The global group of investments also includes certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at banks and rated within the two highest rating categories by S&P, Moody's or Duff & Phelps or if unrated, are determined by the Investment Manager to be of equivalent quality and commercial paper rated within the two highest rating categories by S&P, Moody's or Duff & Phelps or if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's. Diversified Income's mortgage-backed securities and U.S. Government securities group will invest in fixed-rate and adjustable rate mortgaged-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by S&P or Moody's, or if not rated, are determined to be of comparable quality by the Investment Manager. The mortgage-backed and U.S. Government securities group may also invest in U.S. Treasury securities and U.S. Government agency securities. Diversified Income's high yield securities group of investment may include high yield, high risk, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or if not rated, are determined to be of comparable quality by the Investment Manager. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in the high yield group may include convertible and non-convertible debt and Rule 144A securities.


     World Wide Income seeks to achieve its investment objective by normally investing at least 65% of its total assets in a portfolio of global fixed-income securities. The securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or investment grade securities issued by U.S. corporations, foreign governments or foreign corporations, or by organizations designated or supported by a government or government entity, such as the European Economic Community and the World Bank. World Wide Income actively allocates assets of the Fund among various geographical regions, nations, currencies, corporations, and governmental entities in an attempt to optimize income and, if possible, capital appreciation. World Wide Income may also invest in zero coupon securities, forward currency contracts, options and futures, mortgage-backed securities, convertible securities and warrants. World Wide Income is classified as a non-diversified mutual fund and therefore is not subject to certain diversification requirements under federal law.

     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     The investment policies of both World Wide Income and Diversified Income are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by World Wide Income and Diversified Income as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its

Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Diversified Income may not (i) invest more than 5% of the value of its total assets in securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) and (ii) purchase more than 10% of all outstanding voting securities or any class of voting securities of any one issuer. World Wide Income does not have these restrictions; (b) both funds may not invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligations of the United States Government, its agencies or instrumentalities and, with respect to Diversified Income, mortgage-backed securities; (c) both funds have fundamental restrictions that they may not: (i) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, but World Wide Income may invest up to 10% of the value of its total assets in the securities of foreign investment companies, but only under circumstances where purchase of the securities of foreign investment companies would secure entry to national markets which are otherwise not open to the fund for investment or where the security is issued by a foreign bank which is deemed to be an investment company under U.S. securities laws and/or regulations; (d) both funds are prohibited from purchasing or selling commodities, except that Diversified Income may purchase or sell (write) futures contracts and related options thereon whereas World Wide Income may purchase or sell (write) interest rate, currency and stock and bond index futures contracts and related options thereon; (e) Diversified Income may not purchase warrants if, as a result, the fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange; World Wide Income has no such restriction; (f) Diversified Income may not borrow money in excess of 331/3% of the fund's total assets (including the proceeds of the borrowing), whereas World Wide Income may not borrow money (except insofar as the fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the fund's total assets), except that the fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% of its total assets (not including the amount borrowed); (g) World Wide Income may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have maturities longer than seven days whereas Diversified Income is restricted by the securities laws from investing more than 15% of its net assets in restricted securities.

                 ADDITIONAL INFORMATION ABOUT WORLD WIDE INCOME
                             AND DIVERSIFIED INCOME

GENERAL

     For a discussion of the organization and operation of Diversified Income and World Wide Income, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.

FINANCIAL INFORMATION

     For certain financial information about Diversified Income and World Wide Income, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.

MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Diversified Income and World Wide Income, see "Fund Management" in their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of World Wide Income and Diversified Income, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Diversified Income's and World Wide Income's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Diversified Income's and World Wide Income's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Diversified Income's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended October 31, 2000 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of World Wide Income, see its Annual Report for its fiscal year ended October 31, 2000.

                        FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of Diversified Income, for the fiscal year ended October 31, 2000, and World Wide Income, for the fiscal year ended October 31, 2000 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Diversified Income will be passed upon by Mayer, Brown & Platt, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                             AVAILABLE INFORMATION


     Additional information about World Wide Income and Diversified Income is available, as applicable, in the following documents which are incorporated herein by reference: (i) Diversified Income's Prospectus dated January 8, 2001 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 11 to Diversified Income's Registration Statement on Form N-1A (File Nos. 33-44782; 811-6515); (ii) Diversified Income's Annual Report for its fiscal year ended October 31, 2000, accompanying this Proxy Statement and Prospectus; (iii) World Wide Income's Prospectus dated January 8,

2001 which Prospectus forms a part of Post-Effective Amendment No. 14 to World Wide Income's Registration Statement on Form N-1A (File Nos. 33-26375; 811-5744); and (iv) World Wide Income's Annual Report for its fiscal year ended October 31, 2000. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     World Wide Income and Diversified Income are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about World Wide Income and Diversified Income which are of public record can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of World Wide Income knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary



January 17, 2001

                                                                       EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 26th day of October, 2000, by and between MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST, a Massachusetts business trust ("Diversified Income") and MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST, a Massachusetts business trust ("World Wide Income").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Diversified Income of substantially all of the assets of World Wide Income in exchange for the assumption by Diversified Income of all stated liabilities of World Wide Income and the issuance by Diversified Income of shares of common stock, par value $0.01 per share (the "Diversified Income Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of World Wide Income in liquidation of World Wide Income as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF WORLD WIDE INCOME

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, World Wide Income agrees to assign, deliver and otherwise transfer the World Wide Income Assets (as defined in paragraph 1.2) to Diversified Income and Diversified Income agrees in exchange therefor to assume all of World Wide Income's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to World Wide Income the number of Diversified Income Shares, including fractional Diversified Income Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "World Wide Income Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by World Wide Income, and any deferred or prepaid expenses shown as an asset on World Wide Income's books on the Valuation Date.

     (b) On or prior to the Valuation Date, World Wide Income will provide Diversified Income with a list of all of World Wide Income's assets to be assigned, delivered and otherwise transferred to Diversified Income and of the stated liabilities to be assumed by Diversified Income pursuant to this Agreement. World Wide Income reserves the right to sell any of the securities on such list but will not, without the prior approval of Diversified Income, acquire any additional securities other than securities of the type in which Diversified Income is permitted to invest and in amounts agreed to in writing by Diversified Income. Diversified Income will, within a reasonable time prior to the Valuation Date, furnish World Wide Income with a statement of Diversified Income's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Diversified Income's investment objective, policies and restrictions. In the event that World Wide Income holds any investments that Diversified Income is not permitted to hold, World Wide Income will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of World Wide Income and Diversified Income, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Diversified Income with respect to such investments, World Wide Income if requested by Diversified Income will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) World Wide Income will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Diversified Income will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of World Wide Income prepared by the Treasurer of World Wide Income as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, World Wide Income may establish a cash reserve, which shall not exceed 5% of World Wide Income's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by World Wide Income and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for World Wide Income to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, World Wide Income will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, World Wide Income will distribute Diversified Income Shares received by World Wide Income pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("World Wide Income Shareholders"). Each World Wide Income Shareholder will receive the class of shares of Diversified Income that corresponds to the class of shares of World Wide Income currently held by that World Wide Income Shareholder. Accordingly, the Diversified Income Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Diversified Income will be distributed to holders of Class A, Class B, Class C and Class D shares of World Wide Income, respectively. Such distribution will be accomplished by an instruction, signed by World Wide Income's Secretary, to transfer Diversified Income Shares then credited to World Wide Income's account on the books of Diversified Income to open accounts on the books of Diversified Income in the names of the World Wide Income Shareholders and representing the respective pro rata number of Diversified Income Shares due such World Wide Income Shareholders. All issued and outstanding shares of World Wide Income simultaneously will be canceled on World Wide Income's books; however, share certificates representing interests in World Wide Income will represent a number of Diversified Income Shares after the Closing Date as determined in accordance with paragraph 2.3. Diversified Income will issue certificates representing Diversified Income Shares in connection with such exchange only upon the written request of a World Wide Income Shareholder.

     1.6 Ownership of Diversified Income Shares will be shown on the books of Diversified Income's transfer agent. Diversified Income Shares will be issued in the manner described in Diversified Income's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Diversified Income Shares in a name other than the registered holder of Diversified Income Shares on World Wide Income's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Diversified Income Shares are to be issued and transferred.

     1.8 Any reporting responsibility of World Wide Income is and shall remain the responsibility of World Wide Income up to and including the date on which World Wide Income is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, World Wide Income shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of World Wide Income as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of World Wide Income, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of World Wide Income for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. World Wide Income shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of World Wide Income in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Diversified Income or their designee and Diversified Income or its designee shall comply with applicable record retention requirements to which World Wide Income is subject under the 1940 Act.

2. VALUATION

     2.1 The value of the World Wide Income Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of World Wide Income of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Diversified Income's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Diversified Income Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Diversified Income's then current Prospectus and Statement of Additional Information.

     2.3 The number of Diversified Income Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of World Wide Income shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Diversified Income (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of World Wide Income shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Diversified Income. Diversified Income shall cause MSDW Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by World Wide Income and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Diversified Income, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by World Wide Income to the Custodian for the account of Diversified Income on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Diversified Income Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Diversified Income and World Wide Income, accurate appraisal of the value of the net assets of Diversified Income or the World Wide Income Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, World Wide Income shall deliver to Diversified Income or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the World Wide Income Shareholders and the number and percentage ownership of outstanding World Wide Income shares owned by each such World Wide Income Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the World Wide Income Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Diversified Income shall issue and deliver to such Secretary a confirmation evidencing delivery of Diversified Income Shares to be credited on the Closing Date to World Wide Income or provide evidence satisfactory to World Wide Income that such Diversified Income Shares have been credited to World Wide Income's account on the books of Diversified Income. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF DIVERSIFIED INCOME AND WORLD WIDE INCOME

     4.1 Except as otherwise expressly provided herein with respect to World Wide Income, Diversified Income and World Wide Income each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Diversified Income will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Diversified Income Shares ("Registration Statement"). World Wide Income will provide Diversified Income with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. World Wide Income will further provide Diversified Income with such other information and documents relating to World Wide Income as are reasonably necessary for the preparation of the Registration Statement.

     4.3 World Wide Income will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. World Wide Income will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Diversified Income will furnish World Wide Income with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Diversified Income as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 World Wide Income will assist Diversified Income in obtaining such information as Diversified Income reasonably requests concerning the beneficial ownership of World Wide Income shares.

     4.5 Subject to the provisions of this Agreement, Diversified Income and World Wide Income will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 World Wide Income shall furnish or cause to be furnished to Diversified Income within 30 days after the Closing Date a statement of World Wide Income's assets and liabilities as of the Closing Date, which statement shall be certified by World Wide Income's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, World Wide Income shall furnish Diversified Income, in such form as is reasonably satisfactory to Diversified Income, a statement certified by World Wide Income's Treasurer of World Wide Income's earnings and profits for Federal income tax purposes that will be carried over to Diversified Income pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, World Wide Income (a) shall prepare and file all Federal and other tax returns and reports of World Wide Income required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Diversified Income agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 Diversified Income represents and warrants to World Wide Income as follows:

         (a) Diversified Income is a validly existing Massachusetts Business Trust with full power to carry on its business as presently conducted;

         (b) Diversified Income is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of Diversified Income have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Diversified Income are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Diversified Income is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Diversified Income conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Diversified Income is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Diversified Income's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Diversified Income is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Diversified Income or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Diversified Income knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended October 31, 2000, of Diversified Income certified by Deloitte & Touche LLP (copies of which have been furnished to World Wide Income), fairly present, in all material respects, Diversified Income's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Diversified Income (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding Diversified Income Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Diversified Income's current Prospectus incorporated by reference in the Registration Statement. Diversified Income does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Diversified Income, and this Agreement constitutes a valid and binding obligation of Diversified Income enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Diversified Income's performance of this Agreement;

         (j) Diversified Income Shares to be issued and delivered to World Wide Income, for the account of the World Wide Income Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Diversified Income Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Diversified Income's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

         (k) All material Federal and other tax returns and reports of Diversified Income required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Diversified Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Diversified Income has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Diversified Income to continue to meet the requirements of Subchapter M of the Code;

         (m) Since October 31, 2000 there has been no change by Diversified Income in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by Diversified Income for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Diversified Income) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 World Wide Income represents and warrants to Diversified Income as follows:

         (a) World Wide Income is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) World Wide Income is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of World Wide Income have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of World Wide Income are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and World Wide Income is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of World Wide Income conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) World Wide Income is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of World Wide Income's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which World Wide Income is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against World Wide Income or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and World Wide Income knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of World Wide Income for the year ended October 31, 2000, certified by Deloitte & Touche LLP (copies of which have been or will be furnished to Diversified Income) fairly present, in all material respects, World Wide Income's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of World Wide Income (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) World Wide Income has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of World Wide Income are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in World Wide Income's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. World Wide Income does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Diversified Income pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of World Wide Income, and subject to the approval of World Wide Income's shareholders, this Agreement constitutes a valid and binding obligation of World Wide Income, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with World Wide Income's performance of this Agreement;

         (k) All material Federal and other tax returns and reports of World Wide Income required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of World Wide Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, World Wide Income has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of World Wide Income to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, World Wide Income will have good and valid title to the World Wide Income Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by World Wide Income which have not settled prior to the Closing
     Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Diversified Income will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of World Wide Income's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Diversified Income Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by World Wide Income for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

         (o) World Wide Income will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) World Wide Income has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) World Wide Income is not acquiring Diversified Income Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD WIDE INCOME

     The obligations of World Wide Income to consummate the transactions provided for herein shall be subject, at its election, to the performance by Diversified Income of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Diversified Income contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Diversified Income shall have delivered to World Wide Income a certificate of its President and Treasurer, in a form reasonably satisfactory to World Wide Income and dated as of the Closing Date, to the effect that the representations and warranties of Diversified Income made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as World Wide Income shall reasonably request;

     6.3 World Wide Income shall have received a favorable opinion from Mayer, Brown & Platt, counsel to Diversified Income, dated as of the Closing Date, to the effect that:

         (a) Diversified Income is a validly existing Massachusetts Business Trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Diversified Income is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Diversified Income and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by World Wide Income, is a valid and binding obligation of Diversified Income enforceable against Diversified Income in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Diversified Income Shares to be issued to World Wide Income Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Diversified Income's Statement of Additional Information), and no shareholder of Diversified Income has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Diversified Income's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Diversified Income of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and


     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Diversified Income's 12b-1 plan of distribution from those described in Diversified Income's Prospectus dated January 8, 2001 and Statement of Additional Information dated January 8, 2001.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF DIVERSIFIED INCOME

     The obligations of Diversified Income to complete the transactions provided for herein shall be subject, at its election, to the performance by World Wide Income of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of World Wide Income contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 World Wide Income shall have delivered to Diversified Income at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Diversified Income and dated as of the Closing Date, to the effect that the representations and warranties of World Wide Income made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Diversified Income shall reasonably request;

     7.3 World Wide Income shall have delivered to Diversified Income a statement of the World Wide Income Assets and its liabilities, together with a list of World Wide Income's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of World Wide Income;

     7.4 World Wide Income shall have delivered to Diversified Income within three business days after the Closing a letter from PricewaterhouseCoopers LLP with respect to the taxable years ended October 31, 1998 and 1999, and a letter from Deloitte & Touche LLP for the taxable year ended October 31, 2000, each dated as of the Closing Date stating that (a) such respective firm has performed a limited review of the Federal and state income tax returns of World Wide Income for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of World Wide Income for the periods covered thereby, (b) for the period from October 31, 2000 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from October 31, 2000 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that World Wide Income would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;


     7.5 Diversified Income shall have received at the Closing a favorable opinion from Mayer, Brown & Platt, counsel to World Wide Income, dated as of the Closing Date to the effect that:

         (a) World Wide Income is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) World Wide Income is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by World Wide Income and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Diversified Income, is a valid and binding obligation of World Wide Income enforceable against World Wide Income in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate World Wide Income's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by World Wide Income of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the World Wide Income Assets shall include no assets that Diversified Income, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DIVERSIFIED INCOME AND WORLD WIDE INCOME

     The obligations of World Wide Income and Diversified Income hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of World Wide Income in accordance with the provisions of World Wide Income's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Diversified Income;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Diversified Income or World Wide Income to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Diversified Income or World Wide Income;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 World Wide Income shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the World Wide Income Shareholders all of World Wide Income's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown & Platt (based on such representations as such law firm shall reasonably request), addressed to Diversified Income and World Wide Income, which opinion may be relied upon by the shareholders of World Wide Income, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of World Wide Income's assets in exchange for Diversified Income Shares and the assumption by Diversified Income of certain stated liabilities of World Wide Income followed by the distribution by World Wide Income of Diversified Income Shares to the World Wide Income Shareholders in exchange for their World Wide Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and World Wide Income and Diversified Income will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by Diversified Income upon the receipt of the assets of World Wide Income solely in exchange for Diversified Income Shares and the assumption by Diversified Income of the stated liabilities of World Wide Income;

         (c) No gain or loss will be recognized by World Wide Income upon the transfer of the assets of World Wide Income to Diversified Income in exchange for Diversified Income Shares and the assumption by Diversified Income of the stated liabilities or upon the distribution of Diversified Income Shares to the World Wide Income Shareholders in exchange for their World Wide Income shares;

         (d) No gain or loss will be recognized by the World Wide Income Shareholders upon the exchange of the World Wide Income shares for Diversified Income Shares;

         (e) The aggregate tax basis for Diversified Income Shares received by each World Wide Income Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the World Wide Income Shares held by each such World Wide Income Shareholder immediately prior to the Reorganization;

         (f) The holding period of Diversified Income Shares to be received by each World Wide Income Shareholder will include the period during which the World Wide Income Shares surrendered in exchange therefor were held (provided such World Wide Income Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of World Wide Income acquired by Diversified Income will be the same as the tax basis of such assets to World Wide Income immediately prior to the Reorganization; and

         (h) The holding period of the assets of World Wide Income in the hands of Diversified Income will include the period during which those assets were held by World Wide Income.

     Notwithstanding anything herein to the contrary, neither Diversified Income nor World Wide Income may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES


     9.1 (a) Diversified Income shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. World Wide Income shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

         (b) In the event the transactions contemplated herein are not consummated by reason of World Wide Income being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to World Wide Income's obligations specified in this Agreement), World Wide Income's only obligation hereunder shall be to reimburse Diversified Income for all reasonable out-of-pocket fees and expenses incurred by Diversified Income in connection with those transactions.

         (c) In the event the transactions contemplated herein are not consummated by reason of Diversified Income being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Diversified Income's obligations specified in this Agreement), Diversified Income's only obligation hereunder shall be to reimburse World Wide Income for all reasonable out-of-pocket fees and expenses incurred by World Wide Income in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of World Wide Income hereunder shall not survive the dissolution and complete liquidation of World Wide Income in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of World Wide Income and Diversified Income;

         (b) by either Diversified Income or World Wide Income by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before September 30, 2001; or

         (c) by either Diversified Income or World Wide Income, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the World Wide Income shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Diversified Income or World Wide Income, or the trustees or officers of Diversified Income or World Wide Income, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Diversified Income or World Wide Income, or the trustees or officers of Diversified Income or World Wide Income, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Diversified Income hereunder are solely those of Diversified Income. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Diversified

Income shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Diversified Income and signed by authorized officers of Diversified Income acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of World Wide Income hereunder are solely those of World Wide Income. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of World Wide Income shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of World Wide Income and signed by authorized officers of World Wide Income acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY DEAN WITTER WORLD WIDE
                                INCOME TRUST



                                By: /s/ CHARLES A. FIUMEFREDDO
                                    -------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: Chairman



                                MORGAN STANLEY DEAN WITTER DIVERSIFIED
                                INCOME TRUST



                                By: /s/ BARRY FINK
                                    -------------------------------------------
                                   Name:  Barry Fink
                                   Title: Vice President

                                                                       EXHIBIT B


                                                   PROSPECTUS o JANUARY  8, 2001

MORGAN STANLEY DEAN WITTER


[GRAPHIC OMITTED]

                                                        DIVERSIFIED INCOME TRUST








                           A MUTUAL FUND WHOSE PRIMARY INVESTMENT OBJECTIVE IS A
                         HIGH LEVEL OF CURRENT INCOME; AS A SECONDARY OBJECTIVE, THE FUND SEEKS TO MAXIMIZE TOTAL RETURN BUT ONLY TO THE
                                    EXTENT CONSISTENT WITH ITS PRIMARY OBJECTIVE

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objectives ....................................  1
                            Principal Investment Strategies ..........................  1
                            Principal Risks ..........................................  3
                            Past Performance .........................................  6
                            Fees and Expenses ........................................  7
                            Additional Investment Strategy Information ...............  8
                            Additional Risk Information .............................. 10
                            Fund Management .......................................... 11
Shareholder Information     Pricing Fund Shares ...................................... 12
                            How to Buy Shares ........................................ 12
                            How to Exchange Shares ................................... 14
                            How to Sell Shares ....................................... 16
                             Distributions ........................................... 18
                            Tax Consequences ......................................... 18
                            Share Class Arrangements ................................. 19
Financial Highlights        .......................................................... 28
Our Family of Funds         ........................................... Inside Back Cover
                            This Prospectus contains important information about the Fund.
                            Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]


          INVESTMENT OBJECTIVES
---------------------------------
          Morgan Stanley Dean Witter Diversified Income Trust seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.




[GRAPHIC OMITTED]


          PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------
          The Fund will normally invest at least 65% of its assets in a diversified portfolio of fixed-income securities. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., attempts to equally allocate approximately one-third of the Fund's assets among three separate groups or market segments of fixed-income securities. The Investment Manager will adjust the Fund's assets not less than quarterly to reflect any changes in the relative values of the securities in each group so that following the adjustment the value of the investments in each group will be equal to the extent practicable. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk -- a general downturn in one group may be offset by a rise in another.

(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)

          The three groups of Fund investments include: (1) global securities;
          (2) mortgage- backed securities and U.S. Government securities; and
          (3) high yield securities.

          (1) Global Securities. The securities in the first group include:

          o Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated in one of the four highest bond rating categories by either Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality;

          o Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

          o Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

          The Investment Manager will actively manage the Fund's assets in this group in accordance with a global market strategy which may also include entering into forward foreign currency exchange contracts. Consistent with this strategy, the Investment Manager intends to allocate the Fund's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities.

          (2) Mortgage-Backed Securities and U.S. Government Securities. The securities in the second group include:

          o Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

          o U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

          o U.S. Government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities which are purchased at a discount and either (i) pay no interest, or
               (ii) accrue interest, but make no payments until maturity (without restrictions as to remaining maturity at time of purchase).

          (3) High Yield Securities. The securities in the third group include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Fund does not have any minimum quality rating standard for this group of investments. Thus, the Fund may invest in fixed-income securities that may already be in default on payment of interest or principal.

                                      * * *

          Fixed-income securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

          In addition to the three groups of fixed-income securities, the Fund may also invest in options and futures, forward currency contracts, and common stock and warrants.

          In pursuing the Fund's investment objectives, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]


          PRINCIPAL RISKS
--------------------------
          There is no assurance that the Fund will achieve its investment objectives. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. The Fund's yield also will vary based on the yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. Government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

          Fixed-Income Securities. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

          Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


           HOW INTEREST RATES AFFECT BOND PRICES


--------------------------------------------------------------------------------
                               PRICE PER $1,000 OF A BOND IF INTEREST RATES:
                               ---------------------------------------------
                                     INCREASE                DECREASE
                               ---------------------   ---------------------
BOND MATURITY       COUPON         1%          2%          1%          2%
--------------------------------------------------------------------------------
  1 Year          N/A          $1,000      $1,000      $1,000      $1,000
--------------------------------------------------------------------------------
  5 Years         5.75%        $  992      $  959      $1,063      $1,101
--------------------------------------------------------------------------------
  10 Years        5.75%        $  976      $  913      $1,118      $1,120
--------------------------------------------------------------------------------
  30 Years        6.25%        $  973      $  858      $1,287      $1,502
--------------------------------------------------------------------------------

           Coupons reflect yields on Treasury securities as of December 31, 2000. The table is not representative of price changes for mortgage-backed or asset-backed securities principally because of prepayment risk, and it is not representative of high yield securities. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

          The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

          Foreign Securities. The Fund's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted and redemption proceeds are paid in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


          Foreign securities (including depository receipts) also have risks related to political and economic developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

          Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

          Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

          Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

          High Yield Securities. The Fund's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.

          Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its options and futures, forward currency contracts, common stock and warrants and convertible securities investments. For more information about these risks, see the "Additional Risk Information" section.

          Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]


          PAST PERFORMANCE
----------------------------
          The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 8 calendar years.
(end sidebar)


                        ANNUAL TOTAL RETURNS -- CALENDAR YEARS

9.63%     -1.31%    12.71%    8.36%     6.04%     2.48%     -2.78%    -8.68%

1993      '94       '95       '96       '97       '98       '99       '00

               The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


          During the periods shown in the bar chart, the highest return for a calendar quarter was 4.34% (quarter ended March 31, 1993) and the lowest return for a calendar quarter was --4.02% (quarter ended December 31, 2000).

(sidebar)

AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
--------------------------------------------------------------------------------
                                                             LIFE OF THE FUND
                               PAST 1 YEAR  PAST 5 YEARS      (SINCE 4/9/92)
--------------------------------------------------------------------------------
  Class A(1)                     -12.15%         --                --
--------------------------------------------------------------------------------
  Class B                        -12.88%       0.62%             3.39%
--------------------------------------------------------------------------------
  Class C(1)                      -9.51%         --                --
--------------------------------------------------------------------------------
  Class D(1)                      -7.89%         --                --
--------------------------------------------------------------------------------
  Lehman Brothers U.S.
--------------------------------------------------------------------------------
  Government/Credit Index(2)     10.12%        6.11%             6.84%(3)
--------------------------------------------------------------------------------

(1)  Classes A, C and D commenced operations on July 28, 1997.

(2) The Lehman Brothers U.S. Government/Credit Index (formerly Lehman Brothers Intermediate Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. Government agency and Treasury securities, and corporate and Y ankee bonds with maturities of 1 to 10 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3)  For the period April 30, 1992 to December 31, 2000.

[GRAPHIC OMITTED]


          FEES AND EXPENSES
-----------------------------
          The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.

ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended October 31, 2000.
(end sidebar)


                                                     CLASS A       CLASS B       CLASS C      CLASS D
------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        4.25%(1)      None          None         None
------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)        5.00%(3)      1.00%(4)     None
------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
  Management fee                                       0.40%         0.40%         0.40%        0.40%
------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                0.20%         0.85%         0.85%        None
------------------------------------------------------------------------------------------------------
  Other expenses                                       0.13%         0.13%         0.13%        0.13%
------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                 0.73%         1.38%         1.38%        0.53%
------------------------------------------------------------------------------------------------------

(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

          The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.

                    IF YOU SOLD YOUR SHARES                      IF YOU HELD YOUR SHARES
            ---------------------------------------      ---------------------------------------
             1 YEAR   3 YEARS   5 YEARS   10 YEARS         1 YEAR   3 YEARS   5 YEARS   10 YEARS
            -------- --------- --------- ----------      --------- --------- --------- ---------
  CLASS A     $496      $648      $814     $1,293         $  496      $648      $814    $1,293
-----------   ----      ----      ----     ------         ------      ----      ----    ------
  CLASS B     $640      $737      $955     $1,657         $  140      $437      $755    $1,657
-----------   ----      ----      ----     ------         ------      ----      ----    ------
  CLASS C     $240      $437      $755     $1,657         $  140      $437      $755    $1,657
-----------   ----      ----      ----     ------         ------      ----      ----    ------
  CLASS D     $ 54      $170      $296     $  665         $   54      $170      $296    $  665
-----------   ----      ----      ----     ------         ------      ----      ----    ------

          Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.




[GRAPHIC OMITTED]


          ADDITIONAL INVESTMENT STRATEGY INFORMATION
---------------------------------------------------------
          This section provides additional information relating to the Fund's principal investment strategies.

          Mortgage-Backed Securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

          The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. Government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

          Private mortgage pass-through securities also can be Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. Government agency, the securities generally are structured with one or more type of credit enhancement.

          Options and Futures. The Fund may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

          Forward Currency Contracts. The Fund's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated. The Fund also may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated. The Fund may engage in "anticipatory" hedging transactions in which it purchases a specific amount of a foreign currency in order to lock in the current exchange rate of a currency in which a security that the Fund intends to purchase in the future is denominated. The Fund may close out the anticipatory hedge without purchasing the security.

          Common Stock and Warrants. The Fund may invest up to 20% of its assets in common stocks. The Fund may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities or included in a unit with fixed-income securities or acquired upon conversions of fixed-income securities.

          Convertible Securities. The Fund may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

          Defensive Investing. The Fund may take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.


          The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Other than percentage limits relating to illiquid securities, subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.





[GRAPHIC OMITTED]


          ADDITIONAL RISK INFORMATION
----------------------------------------
          This section provides additional information relating to the principal risks of investing in the Fund.

          Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

          Forward Currency Contracts. Participation in forward currency contracts also involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve a significant risk.

          Common Stocks and Warrants. The Fund's investment in common stocks and warrants involve risks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

          Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Fund's convertible securities investments, these investments may be speculative in nature.




[GRAPHIC OMITTED]


          FUND MANAGEMENT
----------------------------
          The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


(sidebar)
MORGAN STANLEY DEAN
WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $150 billion in assets under management as of November 30, 2000.
(end sidebar)



          W. David Armstrong, Stephen F. Esser and Paul F. O'Brien are the Fund's primary portfolio managers. Mr. Armstrong is a Managing Director of the Investment Manager as well as a Managing Director and member of the Interest Rate Research Team of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager (since
          1998), and prior thereto was a Senior Vice President of Lehman Brothers (1995-1998). Mr. Esser is a Managing Director of the Investment Manager as well as a Managing Director of MAS. Mr. Esser has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. O'Brien is a Principal of the Investment Manager as well as a Principal and member of the Interest Rate Research Team of MAS (since 1996) and prior thereto was an Economist at JP Morgan (1994-1996).


          The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 2000, the Fund accrued total compensation to the Investment Manager amounting to 0.40% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


          PRICING FUND SHARES
-------------------------------
          The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

          The net asset value is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

          The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

          An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]


          HOW TO BUY SHARES
------------------------------

          You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdwadvice.com/funds
(end sidebar)

          Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your

          Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

          When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

                          MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                           MINIMUM INVESTMENT
                                                       -------------------------
INVESTMENT OPTIONS                                       INITIAL      ADDITIONAL
--------------------------------------------------------------------------------
  Regular Accounts                                      $1,000           $100
--------------------------------------------------------------------------------
  Individual Retirement Accounts:   Regular IRAs        $1,000           $100
                                    Education IRAs        $500           $100
--------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                   $100*          $100*
--------------------------------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.

          There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, or (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

          Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

          Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

          o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

          o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Diversified Income Trust.

          o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.




[GRAPHIC OMITTED]


          HOW TO EXCHANGE SHARES
------------------------------------
          Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

          Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

          Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
          (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

          An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

          The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

          Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

          Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

          Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

          You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

          Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

          CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

          For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
          (800) 869-NEWS.

[GRAPHIC OMITTED]


          HOW TO SELL SHARES
-------------------------------
          You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
--------------------- --------------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or other
  Financial Advisor   authorized financial representative.
                      --------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------- --------------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                       o  your account number;
[GRAPHIC OMITTED]      o  the dollar amount or the number of shares you wish to sell;
                       o  the Class of shares you wish to sell; and
                       o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      --------------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City,
                      NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------- --------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly,
[GRAPHIC OMITTED]     quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      --------------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean Witter
                      Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund
                      "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------- --------------------------------------------------------------------------------------------------

          Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

          Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

          Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

          Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

          Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

          However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]


          DISTRIBUTIONS
------------------------
          The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments and income from stocks. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

          The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

          Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]


          TAX CONSEQUENCES
----------------------------
          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

          Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

          o    The Fund makes distributions; and

          o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

          Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains no matter how long you have owned shares in the Fund.

          Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

          Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

          When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[GRAPHIC OMITTED]


          SHARE CLASS ARRANGEMENTS
-------------------------------------
          The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

          The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

          The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1FEE
------------------------------------------------------------------------------------------------------------
  A       Maximum 4.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                   0.25%
------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                0.85%
------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                         0.85%
------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
------------------------------------------------------------------------------------------------------------


          CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

          The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


                                                  FRONT-END SALES CHARGE
                                       ---------------------------------------------
AMOUNT OF                              PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                        OFFERING PRICE      OF NET AMOUNT INVESTED
------------------------------------------------------------------------------------
  Less than $25,000                          4.25%                    4.44%
------------------------------------------------------------------------------------
  $25,000 but less than $50,000              4.00%                    4.17%
------------------------------------------------------------------------------------
  $50,000 but less than $100,000             3.50%                    3.63%
------------------------------------------------------------------------------------
  $100,000 but less than $250,000            2.75%                    2.83%
------------------------------------------------------------------------------------
  $250,000 but less than $1 million          1.75%                    1.78%
------------------------------------------------------------------------------------
  $1 million and over                           0                        0
------------------------------------------------------------------------------------

          The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

          o A single account (including an individual, trust or fiduciary account).

          o Family member accounts (limited to husband, wife and children under the age of 21).

          o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

          o    Tax-exempt organizations.

          o Groups organized for a purpose other than to buy mutual fund shares.

          Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

          Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the Fund's minimum initial investment requirement.

          You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

          Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

          Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

          o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

          o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

          o Qualified state tuition plans described in Section 529 of the Internal Revenue Code (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

          o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Morgan Stanley Dean Witter's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement (MSDW Eligible Plans) which have at least 200 eligible employees.

          o An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

          o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

          o Current or retired Directors or Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

          o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


          CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED
SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)



                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
  First                                      5.0%
--------------------------------------------------------------------------------
  Second                                     4.0%
--------------------------------------------------------------------------------
  Third                                      3.0%
--------------------------------------------------------------------------------
  Fourth                                     2.0%
--------------------------------------------------------------------------------
  Fifth                                      2.0%
--------------------------------------------------------------------------------
  Sixth                                      1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                     None
--------------------------------------------------------------------------------

          Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


          CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

          o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

          o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1 /2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1 /2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

          o Sales of shares held for you as a participant in an MSDW Eligible Plan.

          o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

          o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

          All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

          Distribution Fee. Class B shares are also subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

          Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

          In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

          Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

          If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

          Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

          For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

          In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

          CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

          Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of 0.85% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

          CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain MSDW Eligible Plans) and the following investor categories:

          o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

          o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Dean Witter Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

          o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans (regardless of the size of the investment).

          o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

          o    Certain unit investment trusts sponsored by Dean Witter Reynolds.


          o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

          o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

          Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

          NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


          PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


The information for the fiscal year ended October 31, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for prior fiscal periods have been audited by other independent accountants.



                                                                                                           FOR THE PERIOD
                                                           FOR THE YEAR ENDED OCTOBER 31,                  JULY 28, 1997*
                                              --------------------------------------------------------        THROUGH
                                                    2000                1999                1998          OCTOBER 31, 1997
                                              -----------------   -----------------   ----------------   -----------------
--------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES++
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $8.16               $9.01              $9.46              $9.40
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                            0.72                0.74               0.74               0.22
  Net realized and unrealized gain (loss)         (1.23)              (0.87)             (0.46)              0.04
                                                ---------           ---------           --------           --------
 Total income (loss) from investment
  operations                                      (0.51)              (0.13)              0.28               0.26
--------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                           (0.62)              (0.63)             (0.70)             (0.20)
  Paid-in-capital                                 (0.06)              (0.09)             (0.03)                --
                                                ---------           ---------           --------           --------
 Total dividends and distributions                (0.68)              (0.72)             (0.73)             (0.20)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $6.97               $8.16              $9.01              $9.46
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                    (6.66)%             (1.61)%             2.86%              2.74%(1)
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                          0.73%(3)            0.72%(3)           0.77%(3)           0.85%(2)
--------------------------------------------------------------------------------------------------------------------------
 Net investment income                             9.28%(3)            8.56%(3)           7.94%(3)           8.98%(2)
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands        $13,318             $21,828             $15,130            $4,933
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             40%                 71%               130%               104%
--------------------------------------------------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

       FOR THE YEAR ENDED OCTOBER 31,            2000++            1999++             1998++          1997*++        1996
---------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $8.16             $9.01                 $9.46         $9.78         $9.62
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                            0.67              0.68                  0.68          0.74          0.78
  Net realized and unrealized gain (loss)         (1.22)            (0.87)                (0.46)        (0.15)         0.10
                                               ---------         ---------           -----------    ---------     ---------
 Total income (loss) from investment
  operations                                      (0.55)            (0.19)                 0.22          0.59          0.88
---------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                           (0.58)            (0.58)                (0.65)        (0.91)        (0.72)
  Paid-in-capital                                 (0.05)            (0.08)                (0.02)           --            --
                                               ---------         ---------           -----------    ---------     ---------
 Total dividends and distributions                (0.63)            (0.66)                (0.67)        (0.91)        (0.72)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $6.98             $8.16                 $9.01        $9.46         $9.78
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                    (7.24)%           (2.14)%                2.23%         6.46%         9.49%
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                          1.38%(1)          1.38%(1)              1.38%(1)      1.40%         1.42%
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                             8.63%(1)          7.90%(1)              7.33%(1)      7.90%         8.38%
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands       $565,493          $859,553            $1,024,021      $915,899      $745,581
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             40%               71%                  130%          104%           82%
---------------------------------------------------------------------------------------------------------------------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated
      Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                           FOR THE PERIOD
                                                           FOR THE YEAR ENDED OCTOBER 31,                  JULY 28, 1997*
                                              --------------------------------------------------------        THROUGH
                                                    2000                1999                1998          OCTOBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES++
---------------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $8.15               $9.00                $9.45            $9.40
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                            0.67                0.68                 0.68             0.20
  Net realized and unrealized gain (loss)         (1.22)              (0.87)               (0.46)            0.04
                                                ---------           ---------            --------          --------
 Total income (loss) from investment
  operations                                      (0.55)              (0.19)                0.22             0.24
---------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                           (0.58)              (0.58)               (0.65)           (0.19)
  Paid-in-capital                                 (0.05)              (0.08)               (0.02)              --
                                                ---------           ---------            --------          --------
 Total dividends and distributions                (0.63)              (0.66)               (0.67)           (0.19)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $6.97              $8.15                $9.00            $9.45
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                    (7.12)%             (2.25)%               2.26%            2.52%(1)
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                             8.63%(3)            7.90%(3)             7.33%(3)         8.17%(2)
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands        $14,313             $19,450              $15,659           $3,773
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             40%                 71%                 130%             104%
---------------------------------------------------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                            FOR THE PERIOD
                                                            FOR THE YEAR ENDED OCTOBER 31,                  JULY 28, 1997*
                                               --------------------------------------------------------        THROUGH
                                                     2000                1999               1998           OCTOBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
 CLASS D SHARES++
---------------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $8.15               $9.00            $9.45              $9.40
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                             0.33                0.76             0.76               0.23
  Net realized and unrealized gain (loss)          (0.80)              (0.88)           (0.46)              0.02
                                                 ---------           ---------          ---------          ---------
 Total income (loss) from investment
  operations                                       (0.47)              (0.12)            0.30               0.25
---------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                            (0.63)              (0.64)           (0.72)             (0.20)
  Paid-in-capital                                  (0.06)              (0.09)           (0.03)                --
                                                 ---------           ---------          ---------          ---------
 Total dividends and distributions                 (0.69)              (0.73)           (0.75)             (0.20)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $6.99               $8.15            $9.00              $9.45
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                     (6.20)%             (1.42)%           3.21%              2.69%(1)
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
 Expenses                                           0.53%(3)            0.53%(3)         0.53%(3)           0.59%(2)
---------------------------------------------------------------------------------------------------------------------------
 Net investment income                              9.48%(3)            8.75%(3)         8.18%(3)           9.26%(2)
---------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands         $1,493              $1,046             $  740             $  99
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              40%                 71%             130%               104%
---------------------------------------------------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!


---------------------------------------------------------------------------------------------------------------------------
 GROWTH FUNDS              GROWTH FUNDS                          THEME FUNDS
                           Aggressive Equity Fund                Financial Services Trust
                           All Star Growth Fund                  Health Sciences Trust
                           American Opportunities Fund           Information Fund
                           Capital Growth Securities             Natural Resource Development Securities
                           Developing Growth Securities          Technology Fund
                           Growth Fund                           GLOBAL/INTERNATIONAL FUNDS
                           Market Leader Trust                   Competitive Edge Fund - "Best Ideas" Portfolio
                           Mid-Cap Equity Trust                  European Growth Fund
                           New Discoveries Fund                  Fund of Funds - International Portfolio
                           Next Generation Trust                 International Fund
                           Small Cap Growth Fund                 International SmallCap Fund
                           Special Value Fund                    Japan Fund
                           Tax-Managed Growth Fund               Latin American Growth Fund
                           21st Century Trend Fund               Pacific Growth Fund


---------------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS     GROWTH & INCOME FUNDS                 Total Market Index Fund
                           Balanced Growth Fund                  Total Return Trust
                           Balanced Income Fund                  Value Fund
                           Convertible Securities Trust          Value-Added Market Series/Equity Portfolio
                           Dividend Growth Securities            THEME FUNDS
                           Equity Fund                           Real Estate Fund
                           Fund of Funds - Domestic Portfolio    Utilities Fund
                           Income Builder Fund                   GLOBAL FUNDS
                           S&P 500 Index Fund                    Global Dividend Growth Securities
                           S&P 500 Select Fund                   Global Utilities Fund
                           Strategist Fund


---------------------------------------------------------------------------------------------------------------------------
 INCOME FUNDS              GOVERNMENT INCOME FUNDS               GLOBAL INCOME FUNDS
                           Federal Securities Trust              North American Government Income Trust
                           Short-Term U.S. Treasury Trust        World Wide Income Trust
                           U.S. Government Securities Trust      TAX-FREE INCOME FUNDS
                           DIVERSIFIED INCOME FUNDS              California Tax-Free Income Fund
                           Diversified Income Trust              Hawaii Municipal Trust(FSC)
                           CORPORATE INCOME FUNDS                Limited Term Municipal Trust(NL)
                           High Yield Securities                 Multi-State Municipal Series Trust(FSC)
                           Intermediate Income Securities        New York Tax-Free Income Fund
                           Short-Term Bond Fund(NL)              Tax-Exempt Securities Trust



---------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUNDS     TAXABLE MONEY MARKET FUNDS                 TAX-FREE MONEY MARKET FUNDS
                        Liquid Asset Fund(MM)                      California Tax-Free Daily Income Trust(MM)
                        U.S. Government Money Market Trust(MM)     New York Municipal Money Market Trust(MM)
                                                                   Tax-Free Daily Income Trust(MM)

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                    PROSPECTUS o JANUARY 8, 2001

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.MSDWADVICE.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  TICKER SYMBOLS:

  Class A:      DINAX             Class C:      DINCX
--------------------------      --------------------------
  Class B:      DINBX             Class D:      DINDX
--------------------------      --------------------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6515)

MORGAN STANLEY DEAN WITTER



                                                        DIVERSIFIED INCOME TRUST


[GRAPHIC OMITTED]


                                                     A MUTUAL FUND WHOSE PRIMARY
                                                  INVESTMENT OBJECTIVE IS A HIGH
                                                   LEVEL OF CURRENT INCOME; AS A
                                                   SECONDARY OBJECTIVE, THE FUND
                                                  SEEKS TO MAXIMIZE TOTAL RETURN
                                               BUT ONLY TO THE EXTENT CONSISTENT
                                                      WITH ITS PRIMARY OBJECTIVE

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST      Two World Trade Center,
LETTER TO THE SHAREHOLDERS October 31, 2000             New York, New York 10048

DEAR SHAREHOLDER:

During the fiscal year ended October 31, 2000, the U.S. economy experienced strong growth with moderate inflation early in the period, although potentially inflationary pressures loomed throughout much of the year. Attempting to reduce the inflation threat on a preemptive basis, the Federal Reserve Board raised the federal funds rate a total of 125 basis points, from 5.25 percent to 6.50 percent. The Fed stopped raising rates as the economy began to slow in early summer. As measured by the two-year U.S. Treasury note, short-term interest rates rose, peaking at 6.91 percent in May. The effect of the interest-rate increases was less pronounced for long-term Treasuries, which benefited from a federal government program of buying back outstanding debt. The subsequent reduction in the supply of long-term Treasuries created an inverted yield curve, meaning that short-term Treasury yields were atypically higher than those of longer-term Treasuries.

By May, signs of more-moderate economic growth had begun to appear. Higher interest rates, a stagnated stock market and high energy prices all contributed to expectations of slower economic growth. The fixed-income market rallied on hopes that the Fed's restrictive policy might be nearing its end. On October 31, 2000, the thirty-year Treasury note was yielding 5.78 percent, down more than 100 basis points from its highest level in this period of 6.81 percent.

HIGH-YIELD MARKET OVERVIEW

The period under review proved to be an extremely difficult one for high-yield bond investors as the high-yield market remained mired in one of its worst slumps in the past 20 years. As a result of the Fed's tightening actions and the ensuing higher-interest-rate environment, the financial markets became worried about a potential hard landing for the U.S. economy and the effect that might have on future corporate earnings. As investors became more risk averse, we witnessed a severe flight to quality in the fixed-income markets, with the high-yield sector being hit

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

exceptionally hard. Much as in the last major high-yield market correction ten years ago, significant investor outflows have greatly exaggerated the decline, creating an extremely oversold market.

Credit spreads within the fixed-income markets widened dramatically over the past year and a half as investors came to favor higher-quality securities. As a result of this flight to quality, the yield spread between high-yield bonds and comparable U.S. government securities is now approaching its widest margin in history. Spreads have also broadened between the different tiers within the high-yield sector as investors have gravitated toward the highest-quality end of the marketplace. As a result of this trend, lower-yielding, higher-quality BB-rated bonds have held up significantly better than those in the higher-yielding, lower-quality B-rated sector. Much as we saw in the high-yield bear market of 1989 and 1990, investors' reactions have resulted in a sharp decline in the prices of many high-yield bonds, driving market yields substantially higher in the process so that yield spreads on many B-rated bonds are approaching their highest levels on record.

GLOBAL BOND MARKET OVERVIEW

Although most of the world's investment-grade bond markets showed notable improvement during the year ended October 31, 2000, the continued strength of the U.S. dollar relative to most investment-grade currencies resulted in currency losses for most non-dollar-denominated investments. The primary factor underpinning the U.S. dollar has been the unprecedented strength of the domestic economy. Through January, the strength of the global economy also pressured the investment-grade bond markets. As the global economy cooled to a more sustainable growth rate and central banks appeared to be at the end of tightening cycles, the global bond markets began to rally. Despite the relative weakening of the U.S. economy as well as declining U.S. interest rates and a huge U.S. current-account deficit, the U.S. dollar remained extremely strong compared to most other currency units. Much of this strength appeared to be the result of strong foreign direct investment and portfolio flows into the United States.

There were a few bright spots in the investment-grade bond markets during the period under review. The U.K. government market outperformed relative to the benchmark German market, and the Norwegian, Swedish and British currencies held up somewhat better than other European currencies.

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended October 31, 2000, Morgan Stanley Dean Witter Diversified Income Trust's Class B shares posted a total return of -7.24 percent, compared to 6.46 percent for the Lehman Brothers U.S. Government/Credit Intermediate Bond Index (formerly Lehman Brothers Intermediate
Government/Corporate Index). For the same period, the Fund's Class A, C and D shares had total returns

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

of -6.66 percent, -7.12 percent and -6.20 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. The total return figures shown assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

The Fund's underperformance relative to its benchmark was due primarily to both its global short-term securities and high-yield securities components. Within the high-yield component, the Fund's core holdings in the B-rated sector of the high-yield market sharply underperformed the higher-quality end of the fixed-income market.

Global Short-Term Securities Component. Throughout the period under review, the global short-term securities component continued its strategy of seeking the best-performing markets within the component's investment-grade mandate while maintaining attractive income and dividend levels. It also kept its duration exposure below that of most funds in its fund category while the global markets were under pressure. Because of the Fund's income objectives, it did not invest in the Japanese markets, where short-term interest rates were near zero. The Fund also hedged a portion of its currency exposure to limit the effect of declining non-U.S. exchange rates.

U.S. Government/Mortgage Component. The U.S. Government/Mortgage Component decreased its weighting of U.S. Treasury and agency holdings as intermediate-term interest rates trended higher throughout the fourth quarter of 1999 before peaking in February 2000. Throughout the remaining period, the component began decreasing its exposure to mortgage-backed securities as a Treasury rally ensued after interest rates peaked a second time in May 2000. By the end of the fiscal year, this component was comprised of 79 percent mortgage-backed securities issued by the Federal National Mortgage Association
(FNMA), Government National Mortgage Association (GNMA) and Federal Home Loan Mortgage Corp. (FHLMC) and the balance in U.S. agency securities.

Long-Term High-Yield Securities Component. As discussed, the past year and a half has been one of the most difficult periods for the high-yield market, particularly the B-rated sector, the market's largest one. As a result of substantial weakness in the high-yield market, we have seen high-yield bond prices decline sharply and yields rise dramatically over this period. Although the high-yield securities component's position in the more defensive, higher-quality end of the market held up relatively well in this turbulent market environment, its long-term core position in the B-rated sector was adversely affected over the past year. With yields on many high-yield issues at or near 10-year highs and currently trading at significant discounts to their stated maturity value, we currently view the high-yield sector as extremely undervalued, although the timing of a recovery is still very uncertain at this point. As the market outlook improves over time, we would expect to see investment flows turn positive once again, creating stronger demand for many of today's depressed high-yield bonds.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

In light of the increasingly volatile market environment, however, the high-yield securities component's portfolio manager has indicated his intention to gradually reposition the component's portfolio. Over time, we anticipate balancing the portfolio across high-yield sectors - particularly among B-rated and BB-rated issues. This strategy should better enable this component to provide competitive long-term returns with less overall performance volatility.

LOOKING AHEAD

We believe that economic growth will moderate and inflation will remain at acceptable levels in the months ahead. This situation should create a benign environment for the U.S. government bond markets. With the high-yield bond sector and non-dollar investment-grade bond markets being at historically cheap levels, we currently view these markets as potentially rewarding investment opportunities.

We appreciate your ongoing support of Morgan Stanley Dean Witter Diversified Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,



/s/ CHARLES A. FIUMEFREDDO              /s/ MITCHELL M. MERIN
--------------------------              ---------------------
CHARLES A. FIUMEFREDDO                  MITCHELL M. MERIN
Chairman of the Board                   President

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FUND PERFORMANCE October 31, 2000

Growth of $10,000 - Class B
($ in Thousand)

                      TOTAL      LEHMAN
April 9, 1992       $10,000     $10,000
April 30, 1992       10,050      10,000
July 31, 1992        10,328      10,510
October 31, 1992     10,373      10,620
January 31, 1993     10,739      10,930
April 30, 1993       11,060      11,236
July 31, 1993        11,277      11,415
October 31, 1993     11,410      11,675
January 31, 1994     11,712      11,793
April 30, 1994       11,343      11,349
July 31, 1994        11,378      11,522
October 31, 1994     11,332      11,450
January 31, 1995     11,455      11,631
April 30, 1995       11,952      12,087
July 31, 1995        12,420      12,538
October 31, 1995     12,551      12,886
January 31, 1996     12,932      13,306
April 30, 1996       13,093      13,036
July 31, 1996        13,352      13,203
October 31, 1996     13,742      13,635
January 31, 1997     13,783      13,779
April 30, 1997       13,738      13,871
July 31, 1997        14,322      14,401
October 31, 1997     14,629      14,656
January 31, 1998     14,872      15,000
April 30, 1998       15,007      15,112
July 31, 1998        15,177      15,374
October 31, 1998     14,955      15,992
January 31, 1999     15,114      16,143
April 30, 1999       15,022      16,074
July 31, 1999        14,893      15,947
October 31, 1999     14,635      16,150
January 31, 2000     14,516      16,058
April 30, 2000       14,438      16,322
July 31, 2000        14,306      16,763
October 31, 2000     13,575(3)   17,193

                       ----------------------------------
                             --- Fund --- Lehman(4)
                       ----------------------------------

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class A, Class C, and Class D shares will vary from the performance of Class B shares shown above due to differences in sales charges and expenses.

                          Average Annual Total Returns
--------------------------------------------------------------------------------

                          Class A Shares*
--------------------------------------------------------------------
Period Ended 10/31/00
---------------------------
1 Year                               (6.66)%(1)         (10.62)%(2)
Since Inception (7/28/97)            (0.91)%(1)          (2.22)%(2)


                         Class B Shares**
-------------------------------------------------------------------
Period Ended 10/31/00
---------------------------
1 Year                               (7.24)%(1)         (11.52)%(2)
5 Years                               1.58 %(1)           1.31 %(2)
Since Inception (4/9/92)              3.63 %(1)           3.63 %(2)


                         Class C Shares+
-------------------------------------------------------------------
Period Ended 10/31/00
---------------------------
1 Year                               (7.12)%(1)         (7.97)%(2)
Since Inception (7/28/97)            (1.50)%(1)         (1.50)%(2)


                         Class D Shares++
--------------------------------------------------------------------
Period Ended 10/31/00
---------------------------
1 Year                               (6.20)%(1)
Since Inception (7/28/97)            (0.62)%(1)



---------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on October 31, 2000.

(4) The Lehman Brothers Intermediate U.S. Government/Credit Index (formerly Lehman Brothers Intermediate Government/Corporate Index) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

*    The maximum front-end sales charge for Class A is 4.25%.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

+ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.

++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000


      PRINCIPAL
      AMOUNT IN                                                       COUPON      MATURITY
      THOUSANDS                                                        RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                         GOVERNMENT & CORPORATE BONDS (92.4%)
                         FOREIGN (27.8%)
                         AUSTRALIA (0.0%)
                         Cable/Satellite TV
       $     12,468      Australis Holdings Property
                         Ltd. (a) ................................     15.00++%    11/01/02     $    124,680
                 90      Australis Media Ltd. (a) (c) ............     15.75       05/15/03              903
              4,700      Australis Media Ltd. (Units)# (a) (c)

                                                                       15.75       05/15/03           47,000
                                                                                                ------------
                         TOTAL AUSTRALIA ....................................................        172,583
                                                                                                ------------
                         CANADA (3.0%)
                         Beverages - Non-Alcoholic (0.7%)
              5,500      Sparkling Spring Water ..................     11.50       11/15/07        4,290,000
                                                                                                ------------
                         Consumer/Business Services (0.2%)
              1,300      MDC Communication Corp. .................     10.50       12/01/06        1,183,000
                                                                                                ------------
                         Electronics/Appliances (0.0%)
             12,061      International Semi-Tech
                           Microelectronics, Inc. (a) (c) ........     11.50       08/15/03          120,610
                                                                                                ------------
                         Government Obligations (1.9%)
      CAD    14,150      Canada Government Bond ..................      5.50       09/01/02        9,230,664
              1,141      Ontario (Province of) ...................     11.125      02/14/01        1,672,702
                                                                                                ------------
                                                                                                  10,903,366
                                                                                                ------------
                         Specialty Telecommunications (0.2%)
       $      1,300      Worldwide Fiber Inc. ....................     12.00       08/01/09        1,027,000
                                                                                                ------------
                         TOTAL CANADA .......................................................     17,523,976
                                                                                                ------------
                         DENMARK (5.6%)
                         Government Obligations
      DKK   182,000      Denmark (Kingdom of) ....................      9.00       11/15/00       20,791,160
            106,000      Denmark (Kingdom of) (b) ................      8.00       11/15/01       12,375,193
                                                                                                ------------
                         TOTAL DENMARK ......................................................     33,166,353
                                                                                                ------------
                         FINLAND (2.3%)
                         Government Obligation
      GBP     9,100      Finland (Republic of) ...................      8.00       04/07/03       13,668,506
                                                                                                ------------
                         GERMANY (3.0%)
                         Government Obligations
      EUR    15,500      Deutschland Republic ....................      6.00       09/15/03       13,453,791
              5,000      Germany (Republic of) ...................      8.00       07/22/02        4,438,475
                                                                                                ------------
                         TOTAL GERMANY ......................................................     17,892,266
                                                                                                ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


       PRINCIPAL
       AMOUNT IN                                                      COUPON      MATURITY
       THOUSANDS                                                       RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------

                          NETHERLANDS (6.9%)
                          Government Obligations (6.7%)
       GBP     9,100      BK Nederlandse .........................         7.00 %  12/20/02     $ 13,367,440
       EUR    13,500      Netherlands Government Bond (b).........         8.50    03/15/01       11,588,941
              17,750      Netherlands (Kingdom of) ...............         5.75    09/15/02       15,222,240
                                                                                                ------------
                                                                                                  40,178,621

                                                                                                ------------
                          Specialty Telecommunications (0.2%)
        $      1,300      Versatel Telecom International NV.......        13.25    05/15/08          994,500
                                                                                                ------------
                          TOTAL NETHERLANDS .................................................     41,173,121
                                                                                                ------------
                          NORWAY (2.6%)
                          Government Obligation
       NOK   136,570      Norway Government Bond (b) .............         9.50    10/31/02       15,327,185
                                                                                                ------------
                          SWEDEN (2.7%)
                          Government Obligation
       SEK   160,000      Swedish Government Bond (b) ............         5.50    04/12/02       16,215,499
                                                                                                ------------
                          UNITED KINGDOM (1.7%)
                          Cellular Telephone (0.1%)
        $      2,000      Dolphin Telecom PLC ....................        11.50++  06/01/08          400,000
               3,500      Dolphin Telecom PLC ....................        14.00++  05/15/09          525,000
                                                                                                ------------
                                                                                                     925,000
                                                                                                ------------
                          Major Banks (1.4%)
       GBP     5,600      Abbey National Treasury
                            Service (b) ..........................         7.125   03/14/01        8,135,251
                                                                                                ------------
                          Specialty Telecommunications (0.2%)
        $      1,200      Esprit Telecom Group PLC ...............        11.50    12/15/07          276,000
               3,600      Esprit Telecom Group PLC ...............        10.875   06/15/08          828,000
                                                                                                ------------
                                                                                                   1,104,000

                                                                                                ------------
                          TOTAL UNITED KINGDOM ..............................................     10,164,251
                                                                                                ------------
                          TOTAL FOREIGN (Cost $210,822,610) .................................    165,303,740
                                                                                                ------------
                          UNITED STATES (64.6%)
                          CORPORATE BONDS (28.8%)
                          Advertising/Marketing Services (0.5%)
               3,200      Interep National Radio Sales Inc. ......        10.00    07/01/08        2,720,000
                                                                                                ------------
                          Aerospace & Defense (0.5%)
               1,300      Loral Space & Communications Ltd........         9.50    01/15/06          936,000
               2,700      Sabreliner Corp. - 144A* ...............        11.00    06/15/08        2,234,250
                                                                                                ------------
                                                                                                   3,170,250

                                                                                                ------------
                          Broadcast/Media (0.5%)
               3,800      Tri-State Outdoor Media Group,
                            Inc. .................................        11.00    05/15/08        3,230,000
                                                                                                ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


      PRINCIPAL
      AMOUNT IN                                                     COUPON      MATURITY
      THOUSANDS                                                      RATE         DATE           VALUE
-----------------------------------------------------------------------------------------------------------
                        Broadcasting (0.1%)
$            1,200      XM Satellite Radio Holdings Inc. ........       14.00%   03/15/10     $    816,000
                                                                                              ------------
                        Cable/Satellite TV (0.2%)
             3,000      Knology Holdings Inc. ...................       11.875++ 10/15/07        1,350,000
                                                                                              ------------
                        Casino/Gambling (1.8%)
            12,740      Aladdin Gaming Holdings/Capital
                          Corp. LLC (Series B) ..................       13.50++  03/01/10        5,733,000
             8,900      Fitzgeralds Gaming Corp.
                          (Series B) (c) ........................       12.25    12/15/04        4,717,000
                                                                                              ------------
                                                                                                10,450,000
                                                                                              ------------
                        Cellular Telephone (1.5%)
             1,400      Dobson/Sygnet Communications ............       12.25    12/15/08        1,379,000
             7,300      McCaw International Ltd. ................       13.00++  04/15/07        5,146,500
             1,500      Tritel PCS Inc. .........................       12.75++  05/15/09          967,500
             1,500      Triton Communications LLC ...............       11.00++  05/01/08        1,136,250
                                                                                              ------------
                                                                                                 8,629,250
                                                                                              ------------
                        Commercial Printing/Forms (0.0%)
             2,700      Premier Graphics Inc. (a) (c) ...........       11.50    12/01/05          189,000
                                                                                              ------------
                        Consumer/Business Services (0.9%)
             1,200      Anacomp, Inc. (Series B) (c) ............       10.875   04/01/04          216,000
             1,100      Anacomp, Inc. (Series D) (c) ............       10.875   04/01/04          198,000
             6,750      Comforce Operating, Inc. ................       12.00    12/01/07        3,510,000
             1,500      Muzak LLC ...............................        9.875   03/15/09        1,320,000
                                                                                              ------------
                                                                                                 5,244,000
                                                                                              ------------
                        Containers/Packaging (1.5%)
             1,100      Berry Plastics Corp. ....................       12.25    04/15/04        1,001,000
             5,650      Envirodyne Industries, Inc. .............       10.25    12/01/01        4,463,500
             3,500      Packaging Resources, Inc. (c) ...........       11.625   05/01/03        3,430,000
                                                                                              ------------
                                                                                                 8,894,500
                                                                                              ------------
                        Diversified Manufacturing (0.7%)
             1,400      Eagle-Picher Industries, Inc. ...........        9.375   03/01/08        1,169,000
             2,588      Jordan Industries, Inc. (Series B) ......       11.75++  04/01/09        1,630,440
             1,800      Jordan Industries, Inc. .................       10.375   08/01/07        1,620,000
                                                                                              ------------
                                                                                                 4,419,440
                                                                                              ------------
                        Drugstore Chains (0.1%)
             1,700      Rite Aid Corp. ..........................        7.70    02/15/27          340,000
                                                                                              ------------
                        Electronic Distributors (0.0%)
             5,600      CHS Electronics, Inc. (a) (c) ...........        9.875   04/15/05          112,000
                                                                                              ------------
                        Electronic Equipment/Instruments (0.3%)
             2,700      High Voltage Engineering, Inc. ..........       10.75    08/15/04        1,755,000
                                                                                              ------------
                        Electronics/Appliances (0.2%)
             1,400      Windmere-Durable Holdings, Inc. .........       10.00    07/31/08        1,260,000
                                                                                              ------------


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


      PRINCIPAL
      AMOUNT IN                                                       COUPON      MATURITY
      THOUSANDS                                                        RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                         Environmental Services (0.4%)
$          2,500         Allied Waste North America, Inc.
                           (Series B) ............................        10.00 %  08/01/09     $  2,162,500
                                                                                                ------------
                         Financial Conglomerates (1.0%)
GBP        4,200         General Electric Capital Corp. (b) ......         6.625   03/16/01        6,088,373
                                                                                                ------------
                         Food Distributors (0.4%)
$          1,300         Fleming Companies, Inc. (Series B).......        10.625   07/31/07          975,000
           1,300         Volume Services of America Inc. .........        11.25    03/01/09        1,176,500
                                                                                                ------------
                                                                                                   2,151,500
                                                                                                ------------
                         Food Retail (0.5%)
           2,250         Big V Supermarkets, Inc.
                           (Series B) ............................        11.00    02/15/04        1,530,000
             850         Eagle Food Centers, Inc. ................        11.00    04/15/05          425,000
           2,367         Pueblo Xtra International, Inc.
                           (Series C) ............................         9.50    08/01/03        1,112,490
                                                                                                ------------
                                                                                                   3,067,490
                                                                                                ------------
                         Food: Specialty/Candy (0.5%)
          44,552         SFAC New Holdings Inc. (d) ..............        13.00++  06/15/09        2,673,103
                                                                                                ------------
                         Hotels/Resorts (0.1%)
           2,700         Epic Resorts LLC (Series B) .............        13.00    06/15/05          810,000
                                                                                                ------------
                         Household/Personal Care (0.3%)
           2,015         J.B. Williams Holdings, Inc. ............        12.00    03/01/04        1,974,700
                                                                                                ------------
                         Industrial Specialties (0.8%)
           1,300         Cabot Safety Corp. ......................        12.50    07/15/05        1,293,500
           1,800         Indesco International Inc. ..............         9.75    04/15/08          450,000
           1,000         International Wire Group, Inc.
                           (Series B) ............................        11.75    06/01/05          995,000
           2,250         Outsourcing Services Group, Inc.
                           (Series B) ............................        10.875   03/01/06        1,800,000
                                                                                                ------------
                                                                                                   4,538,500
                                                                                                ------------
                         International Banks (0.8%)
GBP        3,061         KFW International Finance (b) ...........        10.625   09/03/01        4,582,969
                                                                                                ------------
                         Internet Software/Services (0.4%)
$          2,600         Globix Corp. - 144A* ....................        12.50    02/01/10        1,430,000
           1,700         PSINET, Inc. ............................        11.00    08/01/09          850,000
                                                                                                ------------
                                                                                                   2,280,000
                                                                                                ------------
                         Major Banks (0.2%)
GBP        1,000         Morgan Guaranty Trust Corp. .............         7.375   12/28/01        1,462,748
                                                                                                ------------
                         Medical Specialties (0.7%)
$          5,100         Mediq Inc./PRN Life Support
                           Services Inc. (c) .....................        11.00    06/01/08          153,000
           5,400         Universal Hospital Services, Inc. .......        10.25    03/01/08        3,888,000
                                                                                                ------------
                                                                                                   4,041,000
                                                                                                ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


     PRINCIPAL
     AMOUNT IN                                                        COUPON      MATURITY
     THOUSANDS                                                         RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                       Medical/Nursing Services (0.6%)
     $      5,250      Pediatric Services of America, Inc.
                         (Series A) ..............................        10.00 %  04/15/08     $  3,675,000
                                                                                                ------------
                       Office Equipment/Supplies (0.7%)
            6,890      Mosler, Inc. ..............................        11.00    04/15/03        4,134,000
                                                                                                ------------
                       Other Consumer Specialties (0.8%)
            5,800      Samsonite Corp. ...........................        10.75    06/15/08        4,524,000
                                                                                                ------------
                       Restaurants (1.5%)
           48,756      American Restaurant Group
                         Holdings, Inc. - 144A* (d) ..............         0.00    12/15/05        6,338,267
            5,200      FRD Acquisition Corp. (Series B) ..........        12.50    07/15/04        1,872,000
            1,300      Friendly Ice Cream Corp. ..................        10.50    12/01/07          871,000
                                                                                                ------------
                                                                                                   9,081,267
                                                                                                ------------
                       Retail - Specialty (0.4%)
            1,300      Pantry, Inc. ..............................        10.25    10/15/07        1,202,500
            1,700      Petro Stopping Centers L.P. ...............        10.50    02/01/07        1,445,000
                                                                                                ------------
                                                                                                   2,647,500
                                                                                                ------------
                       Specialty Telecommunications (3.2%)
            6,500      Birch Telecom Inc. ........................        14.00    06/15/08        3,900,000
            3,000      DTI Holdings Inc. (Series B) ..............        12.50++  03/01/08        1,020,000
           16,300      Firstworld Communications, Inc. ...........        13.00++  04/15/08        3,586,000
            1,500      Pac-West Telecommunications
                         Group, Inc. .............................        13.50    02/01/09        1,335,000
            2,300      Primus Telecommunications Group,
                         Inc. ....................................        12.75    10/15/09        1,173,000
            2,700      Primus Telecommunications Group,
                         Inc. (Series B) .........................         9.875   05/15/08        1,377,000
            3,800      Viatel, Inc. ..............................        11.25    04/15/08        1,976,000
              800      Viatel, Inc. ..............................        11.50    03/15/09          416,000
            6,400      World Access, Inc. (d) ....................        13.25    01/15/08        4,480,000
                                                                                                ------------
                                                                                                  19,263,000
                                                                                                ------------
                       Telecommunications (3.3%)
            2,400      CapRock Communications Corp. ..............        11.50    05/01/09        2,310,000
            1,400      CapRock Communications Corp.
                         (Series B) ..............................        12.00    07/15/08        1,368,500
            1,500      Covad Communications Group, Inc.                   12.50    02/15/09          780,000
            5,900      e. Spire Communications, Inc. .............        13.75    07/15/07        3,186,000
            1,500      Focal Communications Corp.
                         (Series B) ..............................        12.125++ 02/15/08          750,000
            1,300      Hyperion Telecommunication, Inc.
                         (Series B) ..............................        12.25    09/01/04        1,105,000
           28,500      In-Flight Phone Corp. (Series B) ..........        14.00    05/15/02        1,425,000
            1,300      Level 3 Communications, Inc. ..............         9.125   05/01/08        1,053,000
            1,000      MGC Communications, Inc. ..................        13.00    04/01/10          610,000
            1,300      NextLink Communications LLC ...............        10.75    06/01/09        1,144,000
            5,400      Rhythms Netconnections, Inc. ..............        12.75    04/15/09        2,592,000

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


     PRINCIPAL
     AMOUNT IN                                                        COUPON       MATURITY
     THOUSANDS                                                         RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------

     $      1,200      Startec Global Communications
                         Corp. ...................................        12.00 %   05/15/08     $    720,000
            3,000      Talton Holdings, Inc. (Series B) ..........        11.00     06/30/07        2,490,000
                                                                                                 ------------
                                                                                                   19,533,500
                                                                                                 ------------
                       Truck/Construction/Farm Machinery (0.4%)
            2,800      J.B. Poindexter & Co., Inc. ...............        12.50     05/15/04        2,604,000
                                                                                                 ------------
                       Wireless Communications (3.0%)
           11,300      Advanced Radio Telecom Corp. ..............        14.00     02/15/07        6,780,000
              900      Arch Escrow Corp. .........................        13.75     04/15/08          540,000
           21,800      CellNet Data Systems Inc. (a) .............        14.00++   10/01/07          109,000
            1,000      Globalstar LP/Capital Corp. ...............        10.75     11/01/04          150,000
            1,850      Globalstar LP/Capital Corp. ...............        11.50     06/01/05          277,500
            3,500      Orbcomm Global LP/Capital
                         Corp. (a) (c) ...........................        14.00     08/15/04          525,000
            4,600      Paging Network, Inc. (a) (c) ..............        10.125    08/01/07          966,000
            8,300      Paging Network, Inc. (a) (c) ..............        10.00     10/15/08        1,743,000
            5,850      USA Mobile Communications
                         Holdings, Inc. ..........................        14.00     11/01/04        4,446,000
            1,800      Winstar Communications, Inc. -
                         144A* ...................................         0.00     04/15/10          567,000
            2,400      Winstar Communications, Inc. -
                         144A* ...................................        12.75     04/15/10        1,728,000
                                                                                                 ------------
                                                                                                   17,831,500
                                                                                                 ------------
                       TOTAL CORPORATE BONDS
                       (Cost $288,431,367)....................................................    171,706,090
                                                                                                 ------------
                       MORTGAGE-BACKED SECURITIES (26.0%)
                       Federal Home Loan Mortgage Corp. (0.4%)
            1,646       ..........................................         7.00     04/01/04        1,642,906
              689       ..........................................         8.00     10/01/24          697,880
                                                                                                 ------------
                                                                                                    2,340,786
                                                                                                 ------------
                       Federal National Mortgage Assoc. (13.1%)
           29,437       ..........................................         6.00    02/01/11-
                                                                                   04/01/28        28,126,924
           29,085       .........................................          6.50    11/01/08-
                                                                                   11/01/23        28,140,138
            4,609       .........................................          7.00    10/01/08-
                                                                                   04/01/17         4,534,000
            8,638       .........................................          7.50    11/01/22         8,624,800
            2,815       .........................................          8.00    10/01/01-
                                                                                   06/01/22         2,847,048

            5,225       .........................................          8.50    07/01/17         5,336,053
                                                                                                 ------------
                                                                                                   77,608,963
                                                                                                 ------------
                       Government National Mortgage Assoc. (12.5%)
           21,399       .........................................          6.00    10/15/23        20,162,028
           21,831       .........................................          6.50    11/20/23-
                                                                                   02/15/26        21,051,936


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


      PRINCIPAL
      AMOUNT IN                                            COUPON     MATURITY
      THOUSANDS                                             RATE        DATE            VALUE
--------------------------------------------------------------------------------------------------
       $     11,590       ...............................  7.00%       12/15/22-
                                                                       06/20/29      $ 11,387,165
             17,439       ...............................  7.50        05/15/17-
                                                                       11/15/06        17,493,243
              3,348       ...............................  8.00        01/15/22         3,402,357
              1,132       ...............................  8.50        10/15/24         1,160,523
                                                                                     ------------
                                                                                       74,657,252
                                                                                     ------------
                         TOTAL MORTGAGE-BACKED SECURITIES
                         (Cost $157,748,277)......................................    154,607,001
                                                                                     ------------
                         U.S. GOVERNMENT AGENCIES & OBLIGATIONS (9.8%)
                         Federal Home Loan Banks (b) (2.0%)
              5,000       ...............................  6.37        09/25/07         4,894,450
              5,000       ...............................  6.385       10/23/07         4,897,800
              2,000       ................................ 5.45        01/12/09         1,833,260
                                                                                     ------------
                                                                                       11,625,510
                                                                                     ------------
                         Federal Home Loan Mortgage Corp. (2.3%)
              3,000       ................................ 5.75        04/15/08         2,837,910
             15,000       ................................ 0.00        07/02/12-
                                                                       08/15/02        10,877,850
                                                                                     ------------
                                                                                       13,715,760
                                                                                     ------------
                         Federal National Mortgage Assoc. (b) (3.5%)
       GBP    9,000       ................................ 6.875       06/07/02        13,178,201
       AUD    6,340       ................................ 6.50        07/10/02         3,293,153
       $      6,000      Principal Strips ................ 0.00        02/12/04-
                                                                       02/01/05         4,607,560
                                                                                     ------------
                                                                                       21,078,914
                                                                                     ------------
             13,475      Financing Corp. (1.7%) .......... 0.00        03/07/05-
                                                                       04/06/06         9,885,508
                                                                                     ------------
              2,320      Tennessee Valley Authority (0.3%) 0.00        01/15/03         2,010,651
                                                                                     ------------
                         TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                         (Cost $88,058,776).......................................     58,316,343
                                                                                     ------------
                         TOTAL UNITED STATES
                         (Cost $534,238,420)......................................    384,629,434
                                                                                     ------------
                         TOTAL GOVERNMENT & CORPORATE BONDS
                         (Cost $745,061,030)......................................    549,933,174
                                                                                     ------------
  NUMBER OF
   SHARES
------------
                         COMMON STOCKS (e) (0.2%)
                         Apparel/Footwear Retail (0.0%)
 1,310,596               County Seat Stores, Inc. (d) ..........                           11,795
                                                                                     ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


  NUMBER OF
   SHARES                                                                            VALUE
-----------------------------------------------------------------------------------------------
               Casino/Gambling (0.0%)
    10,773     Fitzgerald Gaming Corp. (Class D)* ...........................   $         11
                                                                                ------------
               Food Retail (0.0%)
     6,435     Eagle Food Centers, Inc. .....................................          5,430
                                                                                ------------
               Food: Specialty/Candy (0.0%)
     2,423     SFAC New Holdings Inc. (d)* ..................................            606
   198,750     Specialty Foods Acquisition Corp. - 144A* ....................          1,988
                                                                                ------------
                                                                                       2,594
                                                                                ------------
               Hotels/Resorts (0.0%)
     2,000     Motels of America, Inc. - 144A* ..............................            500
                                                                                ------------
               Medical/Nursing Services (0.0%)
   512,862     Raintree Healthcare Corp. (d) ................................          4,616
                                                                                ------------
               Restaurants (0.0%)
     6,000     American Restaurant Group Holdings, Inc. - 144A* .............          1,500
                                                                                ------------
               Specialty Telecommunications (0.2%)
    37,335     Versatel Telecom International NV (Netherlands) (d) ..........        746,700
    20,110     World Access, Inc. (d) .......................................         98,036
                                                                                ------------
                                                                                     844,736
                                                                                ------------

   298,462     United States Leather, Inc. (d) ..............................          2,985
                                                                                ------------
               Wireless Communications (0.0%)
   196,000     FWT, Inc. (Class A) ..........................................          1,960
                                                                                ------------
               TOTAL COMMON STOCKS
               (Cost $19,171,388)............................................        876,127
                                                                                ------------
               CONVERTIBLE PREFERRED STOCKS (0.3%)
               Oil & Gas Production (0.0%)
       989     XCL Ltd.+  - 144A* ...........................................            495
     5,000     XCL Ltd. (Units)#+ - 144A* ...................................          2,500
                                                                                ------------
                                                                                       2,995
                                                                                ------------
               Restaurants (0.1%)
     1,886     American Restaurant Group Holdings, Inc. (Series B)
               (Non-Conv.) + ................................................        754,400
                                                                                ------------
               Wireless Communications (0.2%)
 1,960,000     FWT, Inc. (Series A) (Non-Conv.) .............................        980,000
                                                                                ------------
               TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost $11,257,977)............................................      1,737,395
                                                                                ------------

 NUMBER OF                                          EXPIRATION
 WARRANTS                                              DATE
----------                                         -----------
             WARRANTS (e) (0.2%)
             Aerospace & Defense (0.0%)
   1,000     Sabreliner Corp. - 144A* ..........    04/15/03                          10,000
                                                                                ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 NUMBER OF                                                          EXPIRATION
 WARRANTS                                                              DATE            VALUE
-------------------------------------------------------------------------------------------------
             Broadcasting (0.0%)
   4,000     UIH Australia/Pacific Inc. ........................    05/15/06      $     60,000
   1,200     XM Satellite Radio Holdings Inc. ..................    03/15/10           168,000
                                                                                  ------------
                                                                                       228,000
                                                                                  ------------
             Casino/Gambling (0.0%)
  68,000     Aladdin Gaming Enterprises, Inc. - 144A* ..........    03/01/10               680
                                                                                  ------------
             Cellular Telephone (0.0%)
   5,300     McCaw International Ltd. - 144A* ..................    04/15/07           106,000
                                                                                  ------------
             Hotels/Resorts (0.0%)
   2,700     Epic Resorts LLC/Capital - 144A* ..................    06/15/05                27
                                                                                  ------------
             Restaurants (0.0%)
   1,500     American Restaurant Group Holdings, Inc. -
               144A* ...........................................    08/15/08                15
                                                                                  ------------
             Specialty Telecommunications (0.2%)
   6,500     Birch Telecom Inc. - 144A* ........................    06/15/08           650,000
  15,000     DTI Holdings Inc. - 144A* .........................    03/01/08               150
  16,300     Firstworld Communications, Inc. - 144A* ...........    04/15/08           244,500
                                                                                  ------------
                                                                                       894,650
                                                                                  ------------
             Telecommunications (0.0%)
   1,200     Startec Global Communications Corp. -
               144A* ...........................................    05/15/08             1,200
                                                                                  ------------
             TOTAL WARRANTS
             (Cost $316,776).................................................        1,240,572
                                                                                  ------------

    PRINCIPAL
    AMOUNT IN                                           COUPON      MATURITY
    THOUSANDS                                            RATE         DATE
----------------                                     -----------   ----------
                   SHORT-TERM INVESTMENTS (3.4%)
                   UNITED STATES
                   TIME DEPOSITS (f) (2.1%)
 NOK       59,063  Chase Manhattan Bank ..........   6.875%         11/02/00         6,358,411
 EUR        7,465  Chase Manhattan Bank ..........   4.70           11/03/00         6,338,570
                                                                                  ------------
                   TOTAL TIME DEPOSITS
                   (Cost $12,533,121).......................................        12,696,981
                                                                                  ------------
                   REPURCHASE AGREEMENT (1.3%)
  $         7,555  The Bank of New York (dated
                   10/31/00; proceeds $7,556,795) (g)
                    (Cost $7,555,444).............   6.44           11/01/00         7,555,444
                                                                                  ------------
                   TOTAL SHORT-TERM INVESTMENTS
                   (Cost $20,088,565).......................................        20,252,425
                                                                                  ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued



                                                     VALUE
                                                ---------------
       TOTAL INVESTMENTS
       (Cost $795,895,736) (h)         96.5%    $574,039,693

       OTHER ASSETS IN EXCESS OF
       LIABILITIES ...........          3.5       20,577,320
                                      -----     ------------
       NET ASSETS ............        100.0%    $594,617,013
                                      =====     ============

---------------------
*    Resale is restricted to qualified institutional investors.
# Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
+    Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(c)  Non-income producing security; bond in default.
(d)  Acquired through exchange offer.
(e)  Non-income producing securities.
(f)  Subject to withdrawal restrictions until maturity.
(g) Collateralized by $7,562,416 U.S. Treasury Bill 6.25% due 07/31/02 valued at $7,706,571.
(h) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $11,396,154 and the aggregate gross unrealized depreciation is $233,252,197, resulting in net unrealized depreciation of $221,856,043.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2000:


                                                             UNREALIZED
    CONTRACTS TO          IN EXCHANGE        DELIVERY       APPRECIATION
      DELIVER                 FOR              DATE        (DEPRECIATION)
-------------------------------------------------------------------------
$         6,307,965    EUR  7,465,047      11/01/2000       $   30,607
EUR      15,946,000    $   13,379,013      11/27/2000         (177,957)
GBP       3,300,000    $    4,797,411      11/13/2000           10,307
GBP       1,615,235    $    2,348,956      11/30/2000            5,088
NOK      59,085,846    $    6,307,833      11/02/2000          (53,008)
                                                            ----------
         Net unrealized depreciation ................       $ (184,963)
                                                            ==========

Currency Abbreviations:
-----------------------

AUD     Australian Dollar.
GBP     British Pound.
CAD     Canadian Dollar.
DKK     Danish Krone.
EUR     Euro.
NOK     Norwegian Krone.
SEK     Swedish Krona.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS:

Investments in securities, at value (cost $795,895,736)...................    $574,039,693
Unrealized appreciation on open forward foreign currency contracts .......          46,002
Cash .....................................................................      10,865,719
Receivable for:
   Interest ..............................................................      14,352,856
   Investments sold ......................................................       3,074,411
   Shares of beneficial interest sold ....................................         924,731
Prepaid expenses and other assets ........................................          49,889
                                                                              ------------
   TOTAL ASSETS ..........................................................     603,353,301
                                                                              ------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts .......         230,965
Payable for:
   Investments purchased .................................................       6,338,571
   Shares of beneficial interest repurchased .............................       1,372,626
   Plan of distribution fee ..............................................         445,329
   Investment management fee .............................................         214,041
Accrued expenses and other payables ......................................         134,756
                                                                              ------------
   TOTAL LIABILITIES .....................................................       8,736,288
                                                                              ------------
   NET ASSETS ............................................................    $594,617,013
                                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................................    $868,179,632
Net unrealized depreciation ..............................................     222,546,422)
Dividends in excess of net investment income .............................      (3,126,277)
Accumulated net realized loss ............................................     (47,889,920)
                                                                              ------------
   NET ASSETS ............................................................    $594,617,013
                                                                              ============

CLASS A SHARES:
Net Assets ...............................................................     $13,318,287
Shares Outstanding (unlimited authorized, $.01 par value).................       1,911,492
   NET ASSET VALUE PER SHARE .............................................           $6.97
                                                                                     =====
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 4.44% of net asset value) .......................           $7.28
                                                                                     =====

CLASS B SHARES:
Net Assets ...............................................................    $565,492,583
Shares Outstanding (unlimited authorized, $.01 par value) ................      81,046,617
   NET ASSET VALUE PER SHARE .............................................           $6.98
                                                                                     =====

CLASS C SHARES:
Net Assets ...............................................................     $14,312,911
Shares Outstanding (unlimited authorized, $.01 par value) ................       2,054,667
   NET ASSET VALUE PER SHARE .............................................           $6.97
                                                                                     =====

CLASS D SHARES:
Net Assets ...............................................................      $1,493,232
Shares Outstanding (unlimited authorized, $.01 par value).................         213,723
   NET ASSET VALUE PER SHARE .............................................           $6.99
                                                                                     =====

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


NET INVESTMENT INCOME:

INTEREST INCOME ......................................................   $ 75,346,208
                                                                         ------------

EXPENSES
Plan of distribution fee (Class A shares) ............................         35,950
Plan of distribution fee (Class B shares) ............................      6,043,295
Plan of distribution fee (Class C shares) ............................        141,669
Investment management fee ............................................      2,991,996
Transfer agent fees and expenses .....................................        574,665
Registration fees ....................................................         99,365
Custodian fees .......................................................         95,416
Shareholder reports and notices ......................................         94,666
Professional fees ....................................................         77,919
Trustees' fees and expenses ..........................................         17,188
Other ................................................................         25,491
                                                                         ------------
   TOTAL EXPENSES ....................................................     10,197,620
                                                                         ------------
   NET INVESTMENT INCOME .............................................     65,148,588
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/(loss) on:
   Investments .......................................................    (40,481,232)
   Foreign exchange transactions .....................................      9,895,709
                                                                         ------------
   NET LOSS ..........................................................    (30,585,523)
                                                                         ------------
Net change in unrealized appreciation/depreciation on:
   Investments .......................................................    (82,907,458)
   Translation of forward foreign currency contracts, other assets and
     liabilities denominated in foreign currencies ...................     (1,425,031)
                                                                         ------------
   NET DEPRECIATION ..................................................    (84,332,489)
                                                                         ------------
   NET LOSS ..........................................................   (114,918,012)
                                                                         ------------
NET DECREASE .........................................................   $(49,769,424)
                                                                         ============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                                FOR THE YEAR         FOR THE YEAR
                                                                    ENDED               ENDED
                                                              OCTOBER 31, 2000     OCTOBER 31, 1999
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ....................................     $   65,148,588     $  80,184,261
Net realized loss ........................................        (30,585,523)      (18,452,394)
Net change in unrealized depreciation ....................        (84,332,489)      (83,376,343)
                                                               --------------     --------------
   NET DECREASE ..........................................        (49,769,424)      (21,644,476)
                                                               --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   Class A shares ........................................         (1,450,663)       (1,474,948)
   Class B shares ........................................        (52,380,875)      (64,975,880)
   Class C shares ........................................         (1,259,557)       (1,307,832)
   Class D shares ........................................           (194,544)          (67,347)
Paid-in-capital:
   Class A shares ........................................           (131,489)         (204,223)
   Class B shares ........................................         (4,747,855)       (8,996,654)
   Class C shares ........................................           (114,168)         (181,085)
   Class D shares ........................................            (17,634)           (9,325)
                                                               --------------     --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .....................        (60,296,785)      (77,217,294)
                                                               --------------     --------------
Net decrease from transactions in shares of beneficial
  interest ...............................................       (197,194,430)      (54,811,256)
                                                               --------------     --------------
   NET DECREASE ..........................................       (307,260,639)     (153,673,026)
NET ASSETS:
Beginning of period ......................................        901,877,652     1,055,550,678
                                                               --------------     --------------
   END OF PERIOD
   (Including dividends in excess of net investment
   income of $3,126,277 and $2,194,141, respectively).....     $  594,617,013     $ 901,877,652
                                                               ==============     =============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Diversified Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks to maximize total return, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,579,635 at October 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $985, $1,650,129 and $10,280, respectively and received $25,418 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $283,039,098 and $502,923,467, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $75,731,778 and $217,145,403, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,824. At October 31, 2000, the Fund had an accrued pension liability of $40,676 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                 FOR THE YEAR                      FOR THE YEAR
                                                                    ENDED                             ENDED
                                                               OCTOBER 31, 2000                  OCTOBER 31, 1999
                                                      ---------------------------------- --------------------------------
                                                           SHARES            AMOUNT           SHARES          AMOUNT
                                                      ---------------- ----------------- --------------- ----------------
CLASS A SHARES
Sold ................................................     16,027,157    $  121,559,975       2,848,419    $   24,256,392
Reinvestment of dividends and distributions .........         78,885           604,053          65,553           563,411
Redeemed ............................................    (16,870,559)     (128,128,766)     (1,917,929)      (16,068,227)
                                                         -----------    --------------      ----------    --------------
Net increase (decrease) - Class A ...................       (764,517)       (5,964,738)        996,043         8,751,576
                                                         -----------    --------------      ----------    --------------

CLASS B SHARES
Sold ................................................     30,585,618       235,249,712      46,504,109       405,026,436
Reinvestment of dividends and distributions .........      3,104,016        23,959,224       3,786,566        32,666,180
Redeemed ............................................    (57,995,493)     (448,750,812)    (58,638,989)     (507,410,583)
                                                         -----------    --------------     -----------    --------------
Net decrease - Class B ..............................    (24,305,859)     (189,541,876)     (8,348,314)      (69,717,967)
                                                         -----------    --------------     -----------    --------------

CLASS C SHARES
Sold ................................................      1,559,481        11,632,644       1,432,185        12,480,926
Reinvestment of dividends and distributions .........         92,656           709,891          94,887           815,013
Redeemed ............................................     (1,984,780)      (14,956,054)       (880,512)       (7,540,173)
                                                         -----------    --------------     -----------    --------------
Net increase (decrease) - Class C ...................       (332,643)       (2,613,519)        646,560         5,755,766
                                                         -----------    --------------     -----------    --------------

CLASS D SHARES
Sold ................................................      6,633,983        53,098,178          82,581           708,190
Reinvestment of dividends and distributions .........         14,355           111,419           5,374            46,101
Redeemed ............................................     (6,562,867)      (52,283,894)        (41,881)         (354,922)
                                                         -----------    --------------     -----------    --------------
Net increase - Class D ..............................         85,471           925,703          46,074           399,369
                                                         -----------    --------------     -----------    --------------
Net decrease in Fund ................................    (25,317,548)   $ (197,194,430)     (6,659,637)   $  (54,811,256)
                                                         ===========    ==============      ==========    ==============

6. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Fund had a net capital loss carryover of $47,738,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:


                                AMOUNT IN THOUSANDS
--------------------------------------------------------------------------------
  2002         2003       2004       2005        2006        2007        2008
---------   ---------  ---------  ---------   ---------   ---------   ----------
$3,024       $3,677     $2,482     $7,131      $3,233      $7,708      $20,483
========     ======     ======     ======      ======      ======      =======

As of October 31, 2000, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts, capital loss deferrals on wash sales and interest on bonds in default and permanent books/tax differences primarily attributable to foreign

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

currency losses. To reflect reclassifications arising from the permanent differences, dividends in excess of net investment income was charged $10,796,085, paid-in-capital was credited $3,668,879 and accumulated net realized loss was credited $7,126,206.

7. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2000, there were outstanding forward contracts.

8. FUND MERGER

On October 26, 2000, the Trustees of the Fund and Morgan Stanley Dean Witter World Wide Income Trust ("World Wide") approved a plan of reorganization ("the Plan") whereby World Wide would be merged into the Fund. The Plan is subject to the consent of World Wide's shareholders. If approved, the assets of World Wide would be combined with the assets of the Fund and shareholders of World Wide would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in World Wide.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                               FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31,              JULY 28, 1997*
                                                           -----------------------------------------------        THROUGH
                                                                2000             1999             1998        OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES#

SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................         $8.16            $9.01            $9.46           $9.40
                                                                 -----            -----            -----           -----
Income (loss) from investment operations:
 Net investment income .................................          0.72             0.74             0.74            0.22
 Net realized and unrealized gain (loss) ...............         (1.23)           (0.87)           (0.46)           0.04
                                                                 -----            -----            -----           -----
Total income (loss) from investment operations .........         (0.51)           (0.13)            0.28            0.26
                                                                 -----            -----            -----           -----
Less dividends and distributions from:
 Net investment income .................................         (0.62)           (0.63)           (0.70)          (0.20)
 Paid-in-capital .......................................         (0.06)           (0.09)           (0.03)              -
                                                                 -----            -----            -----           -----
Total dividends and distributions ......................         (0.68)           (0.72)           (0.73)          (0.20)
                                                                 -----            -----            -----           -----
Net asset value, end of period .........................         $6.97            $8.16            $9.01           $9.46
                                                                 =====            =====            =====           =====
TOTAL RETURN+ ..........................................         (6.66)%          (1.61)%           2.86%           2.74%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................          0.73 %(3)        0.72 %(3)        0.77%(3)        0.85%(2)
Net investment income ..................................          9.28 %(3)        8.56 %(3)        7.94%(3)        8.98%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................       $13,318          $21,828          $15,130          $4,933
Portfolio turnover rate ................................            40%              71%             130%            104%

-------------
*    The date shares were first issued.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                   FOR THE YEAR ENDED OCTOBER 31,
                                                          ------------------------------------------------------------------------
                                                             2000#          1999#             1998#          1997*#       1996
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $8.16          $9.01             $9.46          $9.78        $9.62
                                                             -----          -----             -----          -----        -----
Income (loss) from investment operations:
 Net investment income .................................      0.67           0.68              0.68           0.74         0.78
 Net realized and unrealized gain (loss) ...............     (1.22)         (0.87)            (0.46)         (0.15)        0.10
                                                             -----          -----             -----          -----        -----
Total income (loss) from investment operations .........     (0.55)         (0.19)             0.22           0.59         0.88
                                                             -----          -----             -----          -----        -----
Less dividends and distributions from:
 Net investment income .................................     (0.58)         (0.58)            (0.65)         (0.91)       (0.72)
 Paid-in-capital .......................................     (0.05)         (0.08)            (0.02)             -            -
                                                             -----          -----             -----          -----        -----
Total dividends and distributions ......................     (0.63)         (0.66)            (0.67)         (0.91)       (0.72)
                                                             -----          -----             -----          -----        -----
Net asset value, end of period .........................     $6.98          $8.16             $9.01          $9.46        $9.78
                                                             =====          =====             =====          =====        =====

TOTAL RETURN+ ..........................................     (7.24)%        (2.14)%            2.23%          6.46%        9.49%

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................      1.38 %(1)      1.38 %(1)         1.38%(1)       1.40%        1.42%
Net investment income ..................................      8.63 %(1)      7.90 %(1)         7.33%(1)       7.90%        8.38%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................  $565,493       $859,553        $1,024,021       $915,899     $745,581
Portfolio turnover rate ................................        40%            71%              130%           104%          82%


--------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                                         FOR THE PERIOD
                                                               FOR THE YEAR ENDED OCTOBER 31,            JULY 28, 1997*
                                                       ----------------------------------------------       THROUGH
                                                           2000            1999              1998        OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............      $8.15           $9.00             $9.45             $9.40
                                                          -----           -----             -----             -----
Income (loss) from investment operations:
 Net investment income .............................       0.67            0.68              0.68              0.20
 Net realized and unrealized gain (loss) ...........      (1.22)          (0.87)            (0.46)             0.04
                                                          -----           -----             -----             -----
Total income (loss) from investment operations .....      (0.55)          (0.19)             0.22              0.24
                                                          -----           -----             -----             -----
Less dividends and distributions from:
 Net investment income .............................      (0.58)          (0.58)            (0.65)            (0.19)
 Paid-in-capital ...................................      (0.05)          (0.08)            (0.02)                -
                                                          -----           -----             -----             -----
Total dividends and distributions ..................      (0.63)          (0.66)            (0.67)            (0.19)
                                                          -----           -----             -----             -----
Net asset value, end of period .....................      $6.97           $8.15             $9.00             $9.45
                                                          =====           =====             =====             =====

TOTAL RETURN+ ......................................      (7.12)%         (2.25)%            2.26%             2.52%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................       1.38 %(3)       1.38 %(3)         1.38%(3)          1.44%(2)
Net investment income ..............................       8.63 %(3)       7.90 %(3)         7.33%(3)          8.17%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............    $14,313         $19,450           $15,659            $3,773
Portfolio turnover rate ............................         40%             71%              130%              104%

--------------
*    The date shares were first issued.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                                        FOR THE PERIOD
                                                               FOR THE YEAR ENDED OCTOBER 31,           JULY 28, 1997*
                                                       ----------------------------------------------      THROUGH
                                                         2000           1999               1998        OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............     $8.15          $9.00              $9.45             $9.40
                                                         -----          -----              -----             -----
Income (loss) from investment operations:
 Net investment income .............................      0.33           0.76               0.76              0.23
 Net realized and unrealized gain (loss) ...........     (0.80)         (0.88)             (0.46)             0.02
                                                         -----          -----              -----             -----
Total income (loss) from investment operations .....     (0.47)         (0.12)              0.30              0.25
                                                         -----          -----              -----             -----
Less dividends and distributions from:
 Net investment income .............................     (0.63)         (0.64)             (0.72)            (0.20)
 Paid-in-capital ...................................     (0.06)         (0.09)             (0.03)                -
                                                         -----          -----              -----             -----
Total dividends and distributions ..................     (0.69)         (0.73)             (0.75)            (0.20)
                                                         -----          -----              -----             -----
Net asset value, end of period .....................     $6.99          $8.15              $9.00             $9.45
                                                         =====          =====              =====             =====

TOTAL RETURN+.......................................     (6.20)%        (1.42)%             3.21%             2.69%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................      0.53 %(3)      0.53 %(3)          0.53%(3)          0.59%(2)
Net investment income ..............................      9.48 %(3)      8.75 %(3)          8.18%(3)          9.26%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............    $1,493         $1,046               $740               $99
Portfolio turnover rate ............................        40%            71%               130%              104%

--------------
*    The date shares were first issued.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Diversified Income Trust (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 20, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Diversified Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 5, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

      Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2000, 3.18% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Peter J. Seeley
Vice President

Sally Sancimino
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
DIVERSIFIED
INCOME TRUST





[GRAPHIC OMITTED]


ANNUAL REPORT
October 31, 2000

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST      TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS OCTOBER 31, 2000             NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

Most of the world's investment-grade bond markets showed notable improvement during the year ended October 31, 2000. The 10-year U.S. Treasury note yield declined from a high of 6.79 percent in January to 5.75 percent at the end of the period. This compares with a yield of 6.02 percent in October 1999 and a cyclical low of 4.16 percent in October 1998. Changes in most other government securities markets were similar, but less pronounced. Benchmark German government 10-year yields fell to 5.22 percent at the end of October from a high of 5.64 percent in January after rising from 5.16 percent at the end of the previous October. Unfortunately, the continued strength of the U.S. dollar relative to most investment-grade currencies resulted in currency losses for most non-dollar-denominated investments.

The primary factor underpinning the U.S. dollar has been the unprecedented strength of the domestic economy. Through January, the strength of the global economy also pressured investment-grade bond markets. As the global economy cooled to a more sustainable growth rate and central banks appeared to be at the end of tightening cycles, the global bond markets began to rally. Despite the relative weakening of the U.S. economy, declining U.S. interest rates and a huge U.S. current-account deficit, the U.S. dollar remained extremely strong compared to most other currency units. Much of this strength appeared to be the result of strong foreign direct investment and portfolio flows into the United States.

There were a few bright spots in the investment grade-bond markets during the period under review. The Greek and U.K. government markets outperformed relative to the benchmark German market, and the Norwegian, Swedish and British currencies held up somewhat better than other European currencies.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 2000, CONTINUED

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended October 31, 2000, Morgan Stanley Dean Witter World Wide Income Trust's Class B shares posted a total return of -7.32 percent, compared to -6.49 percent for the unmanaged Lehman Brothers Global Intermediate Treasury Index (formerly known as the Lehman Brothers Global Intermediate Bond Index). For the same period, the Fund's Class A, C and D shares produced total returns of -6.73 percent, -7.32 percent and -6.52 percent, respectively. The performance of the Fund's four share classes varies because each class has different expenses. The total return figures shown assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

Throughout the period under review, the Fund continued its strategy of seeking the best-performing markets within its investment-grade mandate while maintaining attractive income and dividend levels. It also kept its duration exposure below that of most funds in its fund category while the global markets were under pressure. Duration was increased as it became clear that the outlook for bonds was improving. Because of the Fund's income objective, it did not invest in the Japanese markets, where short-term interest rates were near zero. The Fund also hedged a portion of its currency exposure to limit the effect of declining non-U.S. exchange rates.

LOOKING AHEAD

On October 26, 2000, the Board of Trustees of Morgan Stanley Dean Witter World Wide Income Trust voted to recommend to shareholders a reorganization plan whereby the Fund would be merged into Morgan Stanley Dean Witter Diversified Income Trust. If approved, the Fund's assets would be combined with the assets of Morgan Stanley Dean Witter Diversified Income Trust. Shareholders of Morgan Stanley Dean Witter World Wide Income Trust would become shareholders of Morgan Stanley Dean Witter Diversified Income Trust, receiving shares of that fund equal to the value of their holdings in Morgan Stanley Dean Witter World Wide Income Trust. Each shareholder of Morgan Stanley Dean Witter World Wide Income Trust would receive the same class of shares of Morgan Stanley Dean Witter Diversified Income Trust currently held by that shareholder in the Fund.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 2000, CONTINUED

We appreciate your ongoing support of Morgan Stanley Dean Witter World Wide Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
CHARLES A. FIUMEFREDDO                   MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                    PRESIDENT

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FUND PERFORMANCE OCTOBER 31, 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 -- CLASS B SHARES
($ in Thousands)


                 FUND     LEHMAN(4)
October 1990     $10,000    $10,000
October 1991      $9,825    $10,948
October 1992     $10,525    $12,339
October 1993     $11,549    $13,454
October 1994     $11,088    $14,108
October 1995     $12,468    $16,149
October 1996     $14,038    $17,240
October 1997     $15,028    $17,479
October 1998     $16,322    $19,509
October 1999     $15,310    $19,327
October 2000  $14,190(3)    $18,073

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                         AVERAGE ANNUAL TOTAL RETURNS
   --------------------------------------------------------------------------------------------------------
                     CLASS A SHARES*                                       CLASS B SHARES**
   ---------------------------------------------------      -----------------------------------------------
   PERIOD ENDED 10/31/00                                    PERIOD ENDED 10/31/00
   -------------------------                                -------------------------
   1 Year                     (6.73)%(1)     (10.69)%(2)    1 Year                     (7.32)%(1) (11.69)%(2)
   Since Inception (7/28/97)  (0.51)%(1)     (1.83)%(2)     5 Years                    2.62 %(1)  2.34 %(2)
                                                            10 Years                   3.56 %(1)  3.56 %(2)

                    CLASS C SHARES+                                      CLASS D SHARES#
   -------------------------------------------------      ---------------------------------------------
   PERIOD ENDED 10/31/00                                  PERIOD ENDED 10/31/00
   -------------------------                              -------------------------
   1 Year                     (7.32)%(1)    (8.19)%(2)    1 Year                     (6.52)%(1)
   Since Inception (7/28/97)  (1.11)%(1)    (1.11)%(2)    Since Inception (7/28/97)  (0.24)%(1)

------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on October 31, 2000.
(4) The Lehman Brothers Intermediate Global Treasury Index (formerly Lehman Brothers Global Intermediate Bond Index) includes local currency-denominated sovereign debt of 19 countries with maturities of 1 to 10 years.
     The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *   The maximum front-end sales charge for Class A is 4.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
 #   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON  MATURITY
  THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (89.9%)
               BELGIUM (5.6%)
               GOVERNMENT OBLIGATION
 EUR    4,250  Belgian Government Bond+....................................................   8.50%  10/01/07  $ 4,211,323
                                                                                                               -----------

               CANADA (6.0%)
               GOVERNMENT OBLIGATION
 CAD    6,350  Government of Canada........................................................   7.25   06/01/07    4,469,388
                                                                                                               -----------

               DENMARK (13.1%)
               FINANCE/RENTAL/LEASING (7.4%)
  DKK  24,306  Realkredit Denmark+.........................................................   6.00   10/01/29    2,603,887
       29,357  Unikredit Realkredit+.......................................................   5.00   07/01/29    2,918,920
                                                                                                               -----------
                                                                                                                 5,522,807
                                                                                                               -----------
               GOVERNMENT OBLIGATIONS (5.7%)
       25,000  Kingdom of Denmark..........................................................   6.00   11/15/09    2,944,347
       12,000  Kingdom of Denmark+.........................................................   9.00   11/15/00    1,370,846
                                                                                                               -----------
                                                                                                                 4,315,193
                                                                                                               -----------

               TOTAL DENMARK.................................................................................    9,838,000
                                                                                                               -----------

               GERMANY (0.6%)
               MAJOR BANKS
  GBP     300  Bayerische Hypo-Und Vereinsbank+............................................   7.50   12/27/00      435,490
                                                                                                               -----------

               GREECE (14.4%)
               GOVERNMENT OBLIGATIONS
GRD 1,000,000  Greece (Republic of)+.......................................................   8.70   04/08/05    2,778,270
    1,500,000  Greece (Republic of)+.......................................................   9.70   05/27/01    3,819,651
    1,650,000  Greece (Republic of)........................................................   6.30   01/29/09    4,205,607
                                                                                                               -----------
                                                                                                                10,803,528
                                                                                                               -----------

               LUXEMBOURG (2.1%)
               MAJOR BANKS
 EUR    1,850  European Investment Bank+...................................................   6.00   04/04/01    1,574,110
                                                                                                               -----------

               NORWAY (17.4%)
               GOVERNMENT OBLIGATIONS
  NOK   5,000  Norway (Kingdom of)+........................................................   5.75   11/30/04      520,885
       30,000  Norway (Kingdom of)+........................................................   6.75   01/15/07    3,273,226
       82,000  Norway (Kingdom of)+........................................................   9.50   10/31/02    9,202,821
                                                                                                               -----------
                                                                                                                12,996,932
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON  MATURITY
  THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
               UNITED KINGDOM (1.0%)
               MAJOR BANKS
  GBP     500  Union Bank of Switzerland...................................................   8.00%  01/08/07  $   772,121
                                                                                                               -----------

               UNITED STATES (29.7%)
               FINANCIAL CONGLOMERATES (3.8%)
        2,000  General Electric Capital Corp...............................................   6.25   09/01/09    2,880,998
                                                                                                               -----------
               GOVERNMENT AGENCIES & OBLIGATIONS (9.5%)
  AUD   2,400  Federal National Mortgage Assoc.............................................   6.50   07/10/02    1,246,620
$       1,000  Federal National Mortgage Assoc.............................................   7.25   01/15/10    1,036,750
        4,650  U.S. Treasury Bond*+........................................................  13.125  05/15/01    4,811,402
                                                                                                               -----------
                                                                                                                 7,094,772
                                                                                                               -----------
               INTERNATIONAL BANKS (5.0%)
 GBP    2,500  KFW International Finance Inc...............................................  10.625  09/03/01    3,743,032
                                                                                                               -----------
               MAJOR BANKS (4.1%)
        1,076  Morgan Guaranty Trust Co....................................................   7.375  12/28/01    1,573,917
        1,000  Morgan Guaranty Trust Co.+..................................................   7.75   12/30/03    1,499,647
                                                                                                               -----------
                                                                                                                 3,073,564
                                                                                                               -----------
               MORTGAGE-BACKED SECURITIES (7.3%)
$       1,927  Government National Mortgage Assoc..........................................   7.00   02/15/29-
                                                                                                     08/15/29    1,899,864
        3,533  Government National Mortgage Assoc..........................................   8.00   12/15/29-
                                                                                                     05/15/30    3,590,010
                                                                                                               -----------
                                                                                                                 5,489,874
                                                                                                               -----------

               TOTAL UNITED STATES...........................................................................   22,282,240
                                                                                                               -----------

               TOTAL GOVERNMENT & CORPORATE BONDS
               (COST $81,876,066)............................................................................   67,383,132
                                                                                                               -----------

               SHORT-TERM INVESTMENTS (11.3%)
               UNITED STATES
               TIME DEPOSITS (a) (6.2%)
               MAJOR BANKS
GRD 1,538,247  Bank of America.............................................................   7.70   11/21/00    3,843,888
  EUR     984  Chase Manhattan Bank........................................................   4.70   11/03/00      835,690
                                                                                                               -----------

               TOTAL TIME DEPOSITS
               (COST $5,340,835).............................................................................    4,679,578
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON  MATURITY
  THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT AGENCY (b) (5.1%)
$       3,800  Student Loan Marketing Assoc.
                 (COST $3,800,000).........................................................   6.45%  11/01/00  $ 3,800,000
                                                                                                               -----------

               TOTAL SHORT-TERM INVESTMENTS
               (COST $9,140,835).............................................................................    8,479,578
                                                                                                               -----------

TOTAL INVESTMENTS
(COST $91,016,901) (C).....................................................................  101.2%    75,862,710

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.2)      (878,761)
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 74,983,949
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 * The market value of securities pledged to cover margin requirements for open futures contracts is $630,000.
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $119,399 and the aggregate gross unrealized depreciation is $15,273,590, resulting in net unrealized depreciation of $15,154,191.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000, CONTINUED

FUTURE CONTRACTS OPEN AT OCTOBER 31, 2000:

                                                            UNDERLYING
  NUMBER OF            DESCRIPTION, DELIVERY MONTH,        FACE AMOUNT     UNREALIZED
  CONTRACTS                      AND YEAR                    AT VALUE         GAIN
  -------------------------------------------------------------------------------------
                     U.S Treasury Bond, December/2000
     150                                                   $14,976,563    $      8,203
                                                           ============   ============

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2000:

                             IN
     CONTRACTS            EXCHANGE        DELIVERY     UNREALIZED
    TO DELIVER               FOR            DATE      APPRECIATION
-------------------------------------------------------------------
      $     831,655         EUR  984,207  11/01/00    $      4,035
       GBP  559,315        $     813,384  11/30/00           1,762
                                                      ------------
      Net unrealized appreciation..................   $      5,797
                                                      ============

CURRENCY ABBREVIATIONS:
------------------------

AUD  Australian Dollar.
GBP  British Pound.
CAD  Canadian Dollar.
DKK  Danish Krone.
EUR  Euro.
GRD  Greek Drachma.
NOK  Norwegian Krone.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments in securities, at value (cost $91,016,901)........................................  $ 75,862,710
Unrealized appreciation on open forward foreign currency contracts............................         5,797
Cash..........................................................................................       163,003
Receivable for:
    Interest..................................................................................     1,984,337
    Shares of beneficial interest sold........................................................        62,882
Prepaid expenses and other assets.............................................................        21,814
                                                                                                ------------
     TOTAL ASSETS.............................................................................    78,100,543
                                                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................     1,974,682
    Investments purchased.....................................................................       835,690
    Investment management fee.................................................................        50,904
    Plan of distribution fee..................................................................        39,080
Accrued expenses and other payables...........................................................       216,238
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     3,116,594
                                                                                                ------------
     NET ASSETS...............................................................................  $ 74,983,949
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $107,003,165
Net unrealized depreciation...................................................................   (15,239,395)
Dividends in excess of net investment income..................................................       (79,858)
Accumulated net realized loss.................................................................   (16,699,963)
                                                                                                ------------
     NET ASSETS...............................................................................  $ 74,983,949
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................  $ 24,216,402
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     3,469,748
     NET ASSET VALUE PER SHARE................................................................         $6.98
                                                                                                ============
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)........................................         $7.29
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $ 43,537,700
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     6,221,835
     NET ASSET VALUE PER SHARE................................................................         $7.00
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................      $667,516
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        95,529
     NET ASSET VALUE PER SHARE................................................................         $6.99
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................    $6,562,331
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       937,357
     NET ASSET VALUE PER SHARE................................................................         $7.00
                                                                                                ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

NET INVESTMENT INCOME:

INTEREST INCOME...............................................................................  $  6,985,965
                                                                                                ------------

EXPENSES
Investment management fee.....................................................................       661,679
Plan of distribution fee (Class A shares).....................................................        58,120
Plan of distribution fee (Class B shares).....................................................       455,501
Plan of distribution fee (Class C shares).....................................................         6,493
Transfer agent fees and expenses..............................................................       151,017
Professional fees.............................................................................        78,528
Shareholder reports and notices...............................................................        77,732
Registration fees.............................................................................        65,601
Trustees' fees and expenses...................................................................        17,776
Custodian fees................................................................................        12,324
Other.........................................................................................         7,984
                                                                                                ------------

     TOTAL EXPENSES...........................................................................     1,592,755
                                                                                                ------------

     NET INVESTMENT INCOME:...................................................................     5,393,210
                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............................................................................    (6,679,390)
    Futures contracts.........................................................................       852,131
    Foreign exchange transactions.............................................................     2,719,576
                                                                                                ------------

     NET LOSS.................................................................................    (3,107,683)
                                                                                                ------------
Net change in unrealized appreciation/ depreciation on:
    Investments...............................................................................    (8,557,404)
    Futures contracts.........................................................................      (200,534)
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies.......................................................      (233,035)
                                                                                                ------------

     NET DEPRECIATION.........................................................................    (8,990,973)
                                                                                                ------------

     NET LOSS.................................................................................   (12,098,656)
                                                                                                ------------

NET DECREASE..................................................................................  $ (6,705,446)
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEAR      FOR THE YEAR
                                                                                            ENDED             ENDED
                                                                                       OCTOBER 31, 2000  OCTOBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................................................    $  5,393,210      $  5,824,612
Net realized loss....................................................................      (3,107,683)       (8,285,374)
Net change in unrealized depreciation................................................      (8,990,973)       (3,878,832)
                                                                                         ------------      ------------

     NET DECREASE....................................................................      (6,705,446)       (6,339,594)
                                                                                         ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares...................................................................      (1,286,492)         (583,059)
    Class B shares...................................................................      (2,117,644)       (1,711,510)
    Class C shares...................................................................         (30,348)          (14,322)
    Class D shares...................................................................        (199,689)          (49,551)
Paid-in-capital
    Class A shares...................................................................        (576,179)       (1,140,000)
    Class B shares...................................................................        (948,425)       (3,346,351)
    Class C shares...................................................................         (13,592)          (28,002)
    Class D shares...................................................................         (89,435)          (96,883)
                                                                                         ------------      ------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................      (5,261,804)       (6,969,678)
                                                                                         ------------      ------------

Net increase (decrease) from transactions in shares of beneficial interest...........     (17,044,238)       33,226,526
                                                                                         ------------      ------------

     NET INCREASE (DECREASE).........................................................     (29,011,488)       19,917,254

NET ASSETS:
Beginning of period..................................................................     103,995,437        84,078,183
                                                                                         ------------      ------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $79,858, AND $186,241
    RESPECTIVELY)....................................................................    $ 74,983,949      $103,995,437
                                                                                         ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter World Wide Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which it trades unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Trustees; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding
$750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $9,092,910 at October 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

shares of $40,577 and $466, respectively, and received $462 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $54,349,950, and $54,571,083, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $12,564,677 and $13,161,448, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,632. At October 31, 2000, the Fund had an accrued pension liability of $78,096 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Fund had a net capital loss carryover of approximately $16,692,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

                    AMOUNTS IN THOUSANDS
-------------------------------------------------------------
 2001      2002       2004       2005       2007       2008
------   --------   --------   --------   --------   --------
$4,853    $5,322      $214       $471      $4,300     $1,532
======    ======      ====       ====      ======     ======

Due to the Fund's acquisition of Morgan Stanley Dean Witter Global Short-Term Income Fund, utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, significantly reducing the total carryover available.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

As of October 31, 2000, the Fund had permanent book/tax differences primarily attributable to foreign currency losses and an expired capital loss carryover. To reflect reclassifications arising from these differences, dividends in excess of net investment income was charged $1,652,654, paid-in-capital was credited $659,023 and accumulated net realized loss was credited $993,631.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                        OCTOBER 31, 2000            OCTOBER 31, 1999
                                                                   ---------------------------  -------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  ------------
CLASS A SHARES
Sold.............................................................    4,088,315  $  30,496,900    1,815,359   $ 14,907,629
Reinvestment of dividends........................................      139,433      1,039,705      126,396      1,038,579
Acquisition of Morgan Stanley Dean Witter Global Short-Term
 Income Fund.....................................................      --             --         4,683,780     40,215,931
Redeemed.........................................................   (5,299,850)   (39,523,297)  (2,218,440)   (18,155,151)
                                                                   -----------  -------------   ----------   ------------
Net increase (decrease) - Class A................................   (1,072,102)    (7,986,692)   4,407,095     38,006,988
                                                                   -----------  -------------   ----------   ------------

CLASS B SHARES
Sold.............................................................    5,767,090     43,845,960    8,073,133     69,770,271
Reinvestment of dividends........................................      249,379      1,863,870      356,189      3,038,854
Redeemed.........................................................   (7,971,906)   (60,348,308)  (9,201,928)   (79,010,074)
                                                                   -----------  -------------   ----------   ------------
Net decrease - Class B...........................................   (1,955,437)   (14,638,478)    (772,606)    (6,200,949)
                                                                   -----------  -------------   ----------   ------------

CLASS C SHARES
Sold.............................................................       29,593        221,714       98,810        856,107
Reinvestment of dividends........................................        5,115         38,063        4,130         34,529
Redeemed.........................................................      (39,889)      (298,005)     (27,927)      (229,069)
                                                                   -----------  -------------   ----------   ------------
Net increase (decrease) - Class C................................       (5,181)       (38,228)      75,013        661,567
                                                                   -----------  -------------   ----------   ------------

CLASS D SHARES
Sold.............................................................    2,349,533     17,644,185    2,794,192     22,574,638
Reinvestment of dividends........................................       22,216        163,189       13,041        106,851
Redeemed.........................................................   (1,624,579)   (12,188,214)  (2,727,393)   (21,922,569)
                                                                   -----------  -------------   ----------   ------------
Net increase - Class D...........................................      747,170      5,619,160       79,840        758,920
                                                                   -----------  -------------   ----------   ------------
Net increase (decrease) in Fund..................................   (2,285,550) $ (17,044,238)   3,789,342   $ 33,226,526
                                                                   ===========  =============   ==========   ============

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2000, there were outstanding forward contracts and futures contracts.

8. ACQUISITION OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND
INC.

As of the close of business on March 12, 1999, the Fund acquired all the net assets of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") pursuant to a plan of reorganization approved by the shareholders of Global Short-Term on February 24, 1999. The acquisition was accomplished by a tax-free exchange of 4,683,780 Class A shares of the Fund at a net asset value of $8.59 per share for 4,700,195 shares of Global Short-Term. The net assets of the Fund and Global Short-Term immediately before the acquisition were $80,419,774 and $40,215,931, respectively, including unrealized depreciation of $893,307 for Global Short-Term. Immediately after the acquisition, the combined net assets of the Fund amounted to $120,635,705.

9. FUND MERGER

On October 26, 2000, the Trustees of the Fund and Morgan Stanley Dean Witter Diversified Income Trust ("Diversified") approved a plan of reorganization ("the Plan") whereby the Fund would be merged into Diversified. The Plan is subject to the consent of the Fund's shareholders. If approved, the assets of the Fund would be combined with the assets of Diversified and shareholders of the Fund would become shareholders of Diversified, receiving shares of the corresponding class of Diversified equal to the value of their holdings in the Fund.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                           FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31           JULY 28, 1997*
                                                             -----------------------------------------         THROUGH
                                                                2000           1999           1998        OCTOBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................    $ 7.98         $ 9.11         $ 9.02            $ 8.97
                                                               -------        -------        -------           -------

Income (loss) from investment operations:
   Net investment income....................................      0.53           0.52           0.59              0.15
   Net realized and unrealized gain (loss)..................     (1.05)         (1.02)          0.20              0.05
                                                               -------        -------        -------           -------
Total income (loss) from investment operations..............     (0.52)         (0.50)          0.79              0.20
                                                               -------        -------        -------           -------

Less dividends and distributions from:
   Net investment income....................................     (0.33)         (0.21)         (0.70)            (0.15)
   Paid-in-capital..........................................     (0.15)         (0.42)        --               --
                                                               -------        -------        -------           -------

Total dividends and distributions...........................     (0.48)         (0.63)         (0.70)            (0.15)
                                                               -------        -------        -------           -------

Net asset value, end of period..............................    $ 6.98         $ 7.98         $ 9.11            $ 9.02
                                                               =======        =======        =======           =======

TOTAL RETURN+...............................................     (6.73)%        (5.56)%         9.16%             2.27%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      1.41 %(3)      1.48 %(3)      1.45%(3)          1.46%(2)

Net investment income.......................................      6.49 %(3)      6.14 %(3)      6.63%(3)          6.69%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $24,216        $36,253         $1,227              $682

Portfolio turnover rate.....................................        73 %          144 %          309%              345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                               FOR THE YEAR ENDED OCTOBER 31
                                                          -----------------------------------------------------------------------
                                                             2000++          1999++         1998++        1997*++         1996
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period.....................      $ 8.00         $ 9.12         $ 9.03         $ 9.33        $ 9.08
                                                            ---------        -------        -------      ---------     ---------

Income (loss) from investment operations:
   Net investment income.................................        0.48           0.47           0.53           0.55          0.60
   Net realized and unrealized gain (loss)...............       (1.05)         (1.02)          0.20           0.07          0.48
                                                            ---------        -------        -------      ---------     ---------

Total income (loss) from investment operations...........       (0.57)         (0.55)          0.73           0.62          1.08
                                                            ---------        -------        -------      ---------     ---------

Less dividends and distributions from:
   Net investment income.................................       (0.30)         (0.19)         (0.64)         (0.92)        (0.83)
   Paid-in-capital.......................................       (0.13)         (0.38)        --             --            --
                                                            ---------        -------        -------      ---------     ---------

Total dividends and distributions........................       (0.43)         (0.57)         (0.64)         (0.92)        (0.83)
                                                            ---------        -------        -------      ---------     ---------

Net asset value, end of period...........................      $ 7.00         $ 8.00         $ 9.12         $ 9.03        $ 9.33
                                                            =========        =======        =======      =========     =========

TOTAL RETURN+............................................       (7.32)%        (6.20)%         8.61%          7.05%        12.60%

RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................        2.06 %(1)      2.09 %(1)      2.07%(1)       2.02%         1.96%

Net investment income....................................        5.84 %(1)      5.53 %(1)      6.01%(1)       6.07%         6.39%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................     $43,538        $65,415        $81,611        $94,556      $114,022

Portfolio turnover rate..................................          73 %          144 %          309%           345%          263%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                           FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31           JULY 28, 1997*
                                                             -----------------------------------------        THROUGH
                                                                2000           1999           1998        OCTOBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................    $ 7.99         $ 9.11         $ 9.02              $ 8.97
                                                               -------        -------        -------           ---------

Income (loss) from investment operations:
   Net investment income....................................      0.47           0.47           0.53                0.14
   Net realized and unrealized gain (loss)..................     (1.04)         (1.02)          0.20                0.05
                                                               -------        -------        -------           ---------

Total income (loss) from investment operations..............     (0.57)         (0.55)          0.73                0.19
                                                               -------        -------        -------           ---------

Less dividends and distributions from:
   Net investment income....................................     (0.30)         (0.19)         (0.64)              (0.14)
   Paid-in-capital..........................................     (0.13)         (0.38)        --                --
                                                               -------        -------        -------           ---------

Total dividends and distributions...........................     (0.43)         (0.57)         (0.64)              (0.14)
                                                               -------        -------        -------           ---------

Net asset value, end of period..............................    $ 6.99         $ 7.99         $ 9.11              $ 9.02
                                                               =======        =======        =======           =========

TOTAL RETURN+...............................................     (7.32)%        (6.19)%         8.62%               2.12%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      2.06 %(3)      2.09 %(3)      2.07%(3)            2.00%(2)

Net investment income.......................................      5.84 %(3)      5.53 %(3)      6.01%(3)            5.89%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $668           $805           $234                $111

Portfolio turnover rate.....................................        73 %          144 %          309%                345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                           FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31           JULY 28, 1997*
                                                             -----------------------------------------         THROUGH
                                                                2000           1999           1998        OCTOBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................    $ 8.01         $ 9.12         $ 9.03            $ 8.97
                                                               -------        -------        -------           -------

Income (loss) from investment operations:
   Net investment income....................................      0.51           0.53           0.72              0.16
   Net realized and unrealized gain (loss)..................     (1.03)         (0.99)          0.09              0.05
                                                               -------        -------        -------           -------

Total income (loss) from investment operations..............     (0.52)         (0.46)          0.81              0.21
                                                               -------        -------        -------           -------

Less dividends and distributions from:
   Net investment income....................................     (0.34)         (0.22)         (0.72)            (0.15)
   Paid-in-capital..........................................     (0.15)         (0.43)        --               --
                                                               -------        -------        -------           -------

Total dividends and distributions...........................     (0.49)         (0.65)         (0.72)            (0.15)
                                                               -------        -------        -------           -------

Net asset value, end of period..............................    $ 7.00         $ 8.01         $ 9.12            $ 9.03
                                                               =======        =======        =======           =======

TOTAL RETURN+...............................................     (6.52)%        (5.29)%         9.41%             2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      1.21 %(3)      1.24 %(3)      1.22%(3)          1.16%(2)

Net investment income.......................................      6.69 %(3)      6.38 %(3)      6.86%(3)          6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................    $6,562         $1,523         $1,006               $39

Portfolio turnover rate.....................................        73 %          144 %          309%              345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter World Wide Income Trust (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 13, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter World Wide Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 5, 2000

                      2000 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2000, 17.93% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Directors and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

TRUSTEES
Michael Bozic                                       Morgan Stanley
Charles A. Fiumefreddo                              Dean Witter
Edwin J. Garn                                       World Wide
Wayne E. Hedien                                     Income Trust
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Mitchell M. Merin
President
Barry Fink
Vice President, Secretary and General Counsel
Rajesh K. Gupta
Vice President
Peter J. Seeley
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.            Annual Report
Two World Trade Center                              October 31, 2000
New York, New York 10048





This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

               MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information relates to the shares of Morgan Stanley Dean Witter Diversified Income Trust ("Diversified Income") to be issued pursuant to an Agreement and Plan of Reorganization, dated October 26, 2000, between Diversified Income and Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income") in connection with the acquisition by Diversified Income of substantially all of the assets, subject to stated liabilities, of World Wide Income. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated January 17, 2001. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Diversified Income at Two World Trade Center, New York, New York 10048 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.

     The date of this Statement of Additional Information is January 17, 2001.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INTRODUCTION .............................................     B-3
ADDITIONAL INFORMATION ABOUT DIVERSIFIED INCOME ..........     B-3
FINANCIAL STATEMENTS .....................................     B-4

                                  INTRODUCTION


     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated January 8, 2001 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to World Wide Income shareholders in connection with the solicitation of proxies by the Board of Trustees of World Wide Income to be voted at the Special Meeting of shareholders of World Wide Income to be held on March 27, 2001. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Diversified Income dated January 8, 2001 and the Statement of Additional Information of World Wide Income dated January 8, 2001.


                ADDITIONAL INFORMATION ABOUT DIVERSIFIED INCOME

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Diversified Income's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Diversified Income's Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Diversified Income, see "Management of the Fund" and "Investment Management and Other Services" in Diversified Income's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Diversified Income's investment manager, see "Investment Management and Other Services" in Diversified Income's Statement of Additional Information. For additional information about Diversified Income's independent auditors, see "Investment Management and Other Services" in Diversified Income's Statement of Additional Information. For additional information about other services provided to Diversified Income, see "Investment Management and Other Services" in Diversified Income's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Diversified Income's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Diversified Income, see "Capital Stock and Other Securities" in Diversified Income's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Diversified Income's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Diversified Income's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Diversified Income's policies regarding dividends and distributions and tax matters affecting Diversified Income and its shareholders, see "Taxation of the Fund and Shareholders" in Diversified Income's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about Diversified Income's distributor and the distribution agreement between Diversified Income and its distributor, see "Investment Management and Other Services" and "Underwriters" in Diversified Income's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Diversified Income's performance, see "Calculation of Performance Data" in Diversified Income's Statement of Additional Information.

                             FINANCIAL STATEMENTS

     Diversified Income's most recent audited financial statements are set forth in Diversified Income's Annual Report for the fiscal year ended October 31, 2000. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. World Wide Income's most recent audited financial statements are set forth in World Wide Income's Annual Report for the fiscal year ended October 31, 2000, which is incorporated by reference in the Proxy Statement and Prospectus.

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2000

                                  (UNAUDITED)




                                                                       MORGAN STANLEY DEAN WITTER
                                                                        DIVERSIFIED INCOME TRUST
                                                                    --------------------------------
                                                                        PRINCIPAL
                                              COUPON      MATURITY       AMOUNT
                                               RATE         DATE     (IN THOUSANDS)        VALUE
                                         --------------- ---------- ----------------- --------------
GOVERNMENT &
CORPORATE BONDS (92.2%)
FOREIGN (31.4%)
AUSTRALIA (0.0%)
Cable/Satellite TV
Australis Holdings Property
 Ltd. (a) ..............................      15.00##%   11/01/02   $        12,468   $  124,680
Australis Media Ltd. (a)(c) ............      15.75      05/15/03                90          903
Australis Media Ltd.
 (Units)++(a)(c) .......................      15.75      05/15/03             4,700       47,000
                                                                                      ----------
TOTAL AUSTRALIA                                                                          172,583
                                                                                      ----------
BELGIUM (0.6%)
Government Obligation
Belgian Government Bond# ...............       8.50      10/01/07                --           --
                                                                                      ----------
CANADA (3.3%)
Beverages -- Non-Alcoholic (0.6%)
Sparkling Spring Water .................      11.50      11/15/07             5,500    4,290,000
                                                                                      ----------
Consumer/Business Services (0.2%)
MDC Communication Corp. ................      10.50      12/01/06             1,300    1,183,000
                                                                                      ----------
Electronics/Appliances (0.0%)
International Semi-Tech
 Microelectronics, Inc. (a)(c) .........      11.50      08/15/03            12,061      120,610
                                                                                      ----------
Government Obligations (2.3%)
Canada Government Bond .................       5.50      09/01/02     CAD    14,150    9,230,664
Government of Canada ...................       7.25      06/01/07                --           --
Ontario (Province of) ..................      11.125     02/14/01             1,141    1,672,702
                                                                                      ----------
                                                                                      10,903,366
                                                                                      ----------
Specialty
 Telecommunications (0.2%)
Worldwide Fiber Inc. ...................      12.00      08/01/09   $         1,300    1,027,000
                                                                                      ----------
TOTAL CANADA ...........................                                              17,523,976
                                                                                      ----------
DENMARK (6.4%)
Finance/Rental/Leasing (0.8%)
Realkredit Denmark# ....................       6.00      10/01/29                --           --
Unikredit Realkredit# ..................       5.00      07/01/29                --           --
                                                                                      ----------
                                                                                              --
                                                                                      ----------
Government Obligations (5.6%)
Denmark (Kingdom of) ...................       9.00      11/15/00     DKK   182,000   20,791,160
Denmark (Kingdom of) (b) ...............       8.00      11/15/01           106,000   12,375,193
Kingdom of Denmark .....................       6.00      11/15/09                --           --
Kingdom of Denmark# ....................       9.00      11/15/00                --           --
                                                                                      ----------
                                                                                      33,166,353
                                                                                      ----------
TOTAL DENMARK ..........................                                              33,166,353
                                                                                      ----------
FINLAND (2.1%)
Government Obligation
Finland (Republic of) ..................       8.00      04/07/03     GBP     9,100   13,668,506
                                                                                      ----------
GERMANY (2.7%)
Government Obligations (2.7%)
Deutschland Republic ...................       6.00      09/15/03     EUR    15,500   13,453,791
Germany (Republic of) ..................       8.00      07/22/02             5,000    4,438,475
                                                                                      ----------
                                                                                      17,892,266
                                                                                      ----------


                                          MORGAN STANLEY DEAN WITTER
                                           WORLD WIDE INCOME TRUST                 COMBINED
                                         ---------------------------- ----------------------------------
                                           PRINCIPAL                       PRINCIPAL
                                             AMOUNT                         AMOUNT
                                         (IN THOUSANDS)     VALUE       (IN THOUSANDS)         VALUE
                                         -------------- ------------- ------------------- --------------
GOVERNMENT &
CORPORATE BONDS (92.2%)
FOREIGN (31.4%)
AUSTRALIA (0.0%)
Cable/Satellite TV
Australis Holdings Property
 Ltd. (a) ..............................           --           --      $        12,468   $  124,680
Australis Media Ltd. (a)(c) ............           --           --                   90          903
Australis Media Ltd.
 (Units)++(a)(c) .......................           --           --                4,700       47,000
                                                                --                        ----------
TOTAL AUSTRALIA                                                 --                           172,583
                                                                --                        ----------
BELGIUM (0.6%)
Government Obligation
Belgian Government Bond# ............... CAD    4,250   $4,211,323       CAD      4,250    4,211,323
                                                        ----------                        ----------
CANADA (3.3%)
Beverages -- Non-Alcoholic (0.6%)
Sparkling Spring Water .................           --           --      $         5,500    4,290,000
                                                        ----------                        ----------
Consumer/Business Services (0.2%)
MDC Communication Corp. ................           --           --                1,300    1,183,000
                                                        ----------                        ----------
Electronics/Appliances (0.0%)
International Semi-Tech
 Microelectronics, Inc. (a)(c) .........           --           --               12,061      120,610
                                                        ----------                        ----------
Government Obligations (2.3%)
Canada Government Bond .................           --           --       CAD     14,150    9,230,664
Government of Canada ...................        6,350    4,469,388                6,350    4,469,388
Ontario (Province of) ..................           --           --                1,141    1,672,702
                                                        ----------                        ----------
                                                         4,469,388                        15,372,754
                                                        ----------                        ----------
Specialty
 Telecommunications (0.2%)
Worldwide Fiber Inc. ...................           --           --      $         1,300    1,027,000
                                                        ----------                        ----------
TOTAL CANADA ...........................                 4,469,388                        21,993,364
                                                        ----------                        ----------
DENMARK (6.4%)
Finance/Rental/Leasing (0.8%)
Realkredit Denmark# ....................       24,306    2,603,887               24,306    2,603,887
Unikredit Realkredit# .................. DKK   29,357    2,918,920       DKK     29,357    2,918,920
                                                        ----------                        ----------
                                                         5,522,807                         5,522,807
                                                        ----------                        ----------
Government Obligations (5.6%)
Denmark (Kingdom of) ...................           --           --      $       182,000   20,791,160
Denmark (Kingdom of) (b) ...............           --           --              106,000   12,375,193
Kingdom of Denmark ..................... DKK   25,000    2,944,347               25,000    2,944,347
Kingdom of Denmark# ....................       12,000    1,370,846               12,000    1,370,846
                                                        ----------                        ----------
                                                         4,315,193                        37,481,546
                                                        ----------                        ----------
TOTAL DENMARK ..........................                 9,838,000                        43,004,353
                                                        ----------                        ----------
FINLAND (2.1%)
Government Obligation
Finland (Republic of) ..................           --           --       GBP      9,100   13,668,506
                                                        ----------                        ----------
GERMANY (2.7%)
Government Obligations (2.7%)
Deutschland Republic ...................           --           --       EUR     15,500   13,453,791
Germany (Republic of) ..................           --           --                5,000    4,438,475
                                                        ----------                        ----------
                                                                --                        17,892,266
                                                        ----------                        ----------

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2000

                                  (UNAUDITED)





                                                                     MORGAN STANLEY DEAN WITTER
                                                                      DIVERSIFIED INCOME TRUST
                                                                  ---------------------------------
                                                                      PRINCIPAL
                                             COUPON     MATURITY        AMOUNT
                                              RATE        DATE      (IN THOUSANDS)        VALUE
                                          ------------ ---------- ------------------ --------------
Major Banks (0.0%)
Bayerische Hypo-Und
 Vereinsbank# ...........................      7.50%   12/27/00                --             --
                                                                                              --
TOTAL GERMANY ...........................                                            $17,892,266
                                                                                     -----------
GREECE (1.6%)
Government Obligations
Greece (Republic of)# ...................      8.70    04/08/05                --             --
Greece (Republic of)# ...................      9.70    05/27/01                --             --
Greece (Republic of) ....................      6.30    01/29/09                --             --
                                                                                     -----------
                                                                                              --
                                                                                     -----------
LUXEMBOURG (0.2%)
Major Banks
European Investment Bank# ...............      6.00    04/04/01                --             --
                                                                                     -----------
NETHERLANDS (6.2%)
Government Obligations (6.0%)
BK Nederlandse ..........................      7.00    12/20/02     GBP     9,100     13,367,440
Netherlands Government
 Bond (b) ...............................      8.50    03/15/01     EUR    13,500     11,588,941
Netherlands (Kingdom of) ................      5.75    09/15/02            17,750     15,222,240
                                                                                     -----------
                                                                                      40,178,621
                                                                                     -----------
Specialty
 Telecommunications (0.2%)
Versatel Telecom International
 NV .....................................     13.25    05/15/08   $         1,300        994,500
                                                                                     -----------
TOTAL NETHERLANDS .......................                                             41,173,121
                                                                                     -----------
NORWAY (4.2%)
Government Obligations
Norway Government Bond (b) ..............      9.50    10/31/02     NOK   136,570     15,327,185
Norway (Kingdom of)# ....................      5.75    11/30/04                --             --
Norway (Kingdom of)# ....................      6.75    01/15/07                --             --
Norway (Kingdom of)# ....................      9.50    10/31/02                --             --
                                                                                     -----------
                                                                                      15,327,185
                                                                                     -----------
SWEDEN (2.4%)
Government Obligations
Swedish Government Bond (b) .............      5.50    04/12/02     SEK   160,000     16,215,499
                                                                                     -----------
UNITED KINGDOM (1.7%)
Cellular Telephone (0.1%)
Dolphin Telecom PLC .....................     11.50##  06/01/08   $         2,000        400,000
Dolphin Telecom PLC .....................     14.00##  05/15/09             3,500        525,000
                                                                                     -----------
                                                                                         925,000
                                                                                     -----------
Major Banks (1.4%)
Abbey National Treasury
 Service (b) ............................      7.125   03/14/01     GBP     5,600      8,135,251
Union Bank of Switzerland ...............      8.00    01/08/07                --             --
                                                                                     -----------
                                                                                       8,135,251
                                                                                     -----------
Specialty
 Telecommunications (0.2%)
Esprit Telecom Group PLC ................     11.50    12/15/07   $         1,200        276,000
Esprit Telecom Group PLC ................     10.875   06/15/08             3,600        828,000
                                                                                     -----------
                                                                                       1,104,000
                                                                                     -----------
TOTAL UNITED KINGDOM ....................                                             10,164,251
                                                                                     -----------
TOTAL FOREIGN
 (Cost $210,822,610, $56,666,333,
 and $267,488,943, respectively).........                                            165,303,740
                                                                                     -----------



                                             MORGAN STANLEY DEAN WITTER
                                               WORLD WIDE INCOME TRUST                     COMBINED
                                           -------------------------------- --------------------------------------
                                               PRINCIPAL                          PRINCIPAL
                                                 AMOUNT                             AMOUNT
                                             (IN THOUSANDS)       VALUE         (IN THOUSANDS)          VALUE
                                           ---------------- --------------- ---------------------- ---------------
Major Banks (0.0%)
Bayerische Hypo-Und
 Vereinsbank# ...........................  GBP         300   $  435,490        GBP          300    $   435,490
                                                             ----------                            -----------
TOTAL GERMANY ...........................                       435,490                             18,327,756
                                                             ----------                            -----------
GREECE (1.6%)
Government Obligations
Greece (Republic of)# ...................  GRD   1,000,000    2,778,270        GRD    1,000,000      2,778,270
Greece (Republic of)# ...................        1,500,000    3,819,651               1,500,000      3,819,651
Greece (Republic of) ....................        1,650,000    4,205,607               1,650,000      4,205,607
                                                             ----------                            -----------
                                                             10,803,528                             10,803,528
                                                             ----------                            -----------
LUXEMBOURG (0.2%)
Major Banks
European Investment Bank# ...............  EUR       1,850    1,574,110        EUR        1,850      1,574,110
                                                             ----------                            -----------
NETHERLANDS (6.2%)
Government Obligations (6.0%)
BK Nederlandse ..........................               --           --        GBP        9,100     13,367,440
Netherlands Government
 Bond (b) ...............................               --           --        EUR       13,500     11,588,941
Netherlands (Kingdom of) ................               --           --                  17,750     15,222,240
                                                             ----------                            -----------
                                                                     --                             40,178,621
                                                             ----------                            -----------
Specialty
 Telecommunications (0.2%)
Versatel Telecom International
 NV .....................................               --           --       $           1,300        994,500
                                                             ----------                            -----------
TOTAL NETHERLANDS .......................                            --                             41,173,121
                                                             ----------                            -----------
NORWAY (4.2%)
Government Obligations
Norway Government Bond (b) ..............               --           --        NOK      136,570     15,327,185
Norway (Kingdom of)# ....................  NOK       5,000      520,885                   5,000        520,885
Norway (Kingdom of)# ....................           30,000    3,273,226                  30,000      3,273,226
Norway (Kingdom of)# ....................           82,000    9,202,821                  82,000      9,202,821
                                                             ----------                            -----------
                                                             12,996,932                             28,324,117
                                                             ----------                            -----------
SWEDEN (2.4%)
Government Obligations
Swedish Government Bond (b) .............               --           --        SEK      160,000     16,215,499
                                                             ----------                            -----------
UNITED KINGDOM (1.7%)
Cellular Telephone (0.1%)
Dolphin Telecom PLC .....................               --           --       $           2,000        400,000
Dolphin Telecom PLC .....................               --           --                   3,500        525,000
                                                             ----------                            -----------
                                                                     --                                925,000
                                                             ----------                            -----------
Major Banks (1.4%)
Abbey National Treasury
 Service (b) ............................               --           --        GBP        5,600      8,135,251
Union Bank of Switzerland ...............  GBP         500      772,121                     500        772,121
                                                             ----------                            -----------
                                                                772,121                              8,907,372
                                                             ----------                            -----------
Specialty
 Telecommunications (0.2%)
Esprit Telecom Group PLC ................               --           --       $           1,200        276,000
Esprit Telecom Group PLC ................               --           --                   3,600        828,000
                                                             ----------                            -----------
                                                                     --                              1,104,000
                                                             ----------                            -----------
TOTAL UNITED KINGDOM ....................                       772,121                             10,936,372
                                                             ----------                            -----------
TOTAL FOREIGN
 (Cost $210,822,610, $56,666,333,
 and $267,488,943, respectively).........                    45,100,892                            210,404,632
                                                             ----------                            -----------

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2000

                                  (UNAUDITED)



                                                                   MORGAN STANLEY DEAN WITTER
                                                                    DIVERSIFIED INCOME TRUST
                                                                   ---------------------------
                                                                     PRINCIPAL
                                                                      AMOUNT
                                            COUPON       MATURITY       (IN
                                             RATE          DATE     THOUSANDS)       VALUE
                                        -------------   ---------- ------------- -------------
UNITED STATES (60.8%)
CORPORATE BONDS (27.1%)
Advertising/Marketing
 Services (0.4%)
Interep National Radio Sales Inc.......      10.00%     07/01/08   $     3,200   $2,720,000
                                                                                 ----------
Aerospace & Defense (0.5%)
Loral Space & Communications
 Ltd. .................................       9.50      01/15/06         1,300      936,000
Sabreliner Corp. -- 144A* .............      11.00      06/15/08         2,700    2,234,250
                                                                                 ----------
                                                                                  3,170,250
                                                                                 ----------
Broadcast/Media (0.5%)
Tri-State Outdoor Media Group,
 Inc. .................................      11.00      05/15/08         3,800    3,230,000
                                                                                 ----------
Broadcasting (0.1%)
XM Satellite Radio Holdings Inc........      14.00      03/15/10         1,200      816,000
                                                                                 ----------
Cable/Satellite TV (0.2%)
Knology Holdings Inc. .................      11.875##   10/15/07         3,000    1,350,000
                                                                                 ----------
Casino/Gambling (1.6%)
Aladdin Gaming Holdings/Capital
 Corp. LLC (Series B) .................      13.50##    03/01/10        12,740    5,733,000
Fitzgeralds Gaming Corp.
 (Series B) (c) .......................      12.25      12/15/04         8,900    4,717,000
                                                                                 ----------
                                                                                 10,450,000
                                                                                 ----------
Cellular Telephone (1.3%)
Dobson/Sygnet Communications ..........      12.25      12/15/08         1,400    1,379,000
McCaw International Ltd. ..............      13.00##    04/15/07         7,300    5,146,500
Tritel PCS Inc. .......................      12.75##    05/15/09         1,500      967,500
Triton Communications LLC .............      11.00##    05/01/08         1,500    1,136,250
                                                                                 ----------
                                                                                  8,629,250
                                                                                 ----------
Commercial Printing/Forms (0.0%)
Premier Graphics Inc. (a)(c) ..........      11.50      12/01/05         2,700      189,000
                                                                                 ----------
Consumer/Business Services (0.8%)
Anacomp, Inc. (Series B) (c) ..........      10.875     04/01/04         1,200      216,000
Anacomp, Inc. (Series D) (c) ..........      10.875     04/01/04         1,100      198,000
Comforce Operating, Inc. ..............      12.00      12/01/07         6,750    3,510,000
Muzak LLC .............................       9.875     03/15/09         1,500    1,320,000
                                                                                 ----------
                                                                                  5,244,000
                                                                                 ----------
Containers/Packaging (1.3%)
Berry Plastics Corp. ..................      12.25      04/15/04         1,100    1,001,000
Envirodyne Industries, Inc. ...........      10.25      12/01/01         5,650    4,463,500
Packaging Resources, Inc. (c) .........      11.625     05/01/03         3,500    3,430,000
                                                                                 ----------
                                                                                  8,894,500
                                                                                 ----------
Diversified Manufacturing (0.7%)
Eagle-Picher Industries, Inc. .........       9.375     03/01/08         1,400    1,169,000
Jordan Industries, Inc. (Series B).....      11.75##    04/01/09         2,588    1,630,440
Jordan Industries, Inc. ...............      10.375     08/01/07         1,800    1,620,000
                                                                                 ----------
                                                                                  4,419,440
                                                                                 ----------
Drugstore Chains (0.1%)
Rite Aid Corp. ........................       7.70      02/15/27         1,700      340,000
                                                                                 ----------
Electronic Distributors (0.0%)
CHS Electronics, Inc. (a) (c) .........       9.875     04/15/05         5,600      112,000
                                                                                 ----------
Electronic
 Equipment/Instruments (0.3%)
High Voltage Engineering, Inc. ........      10.75      08/15/04         2,700    1,755,000
                                                                                 ----------

                                               MORGAN STANLEY DEAN WITTER
                                                WORLD WIDE INCOME TRUST                        COMBINED
                                        ----------------------------------------- ---------------------------
                                                                                    PRINCIPAL
                                                PRINCIPAL                            AMOUNT
                                                  AMOUNT                               (IN
                                              (IN THOUSANDS)            VALUE      THOUSANDS)       VALUE
                                        --------------------------- ------------- ------------- -------------
UNITED STATES (60.8%)
CORPORATE BONDS (27.1%)
Advertising/Marketing
 Services (0.4%)
Interep National Radio Sales Inc.......                       --            --    $     3,200   $2,720,000
                                                                            --                  ----------
Aerospace & Defense (0.5%)
Loral Space & Communications
 Ltd. .................................                       --            --          1,300      936,000
Sabreliner Corp. -- 144A* .............                       --            --          2,700    2,234,250
                                                                    ----------                  ----------
                                                                            --                   3,170,250
                                                                    ----------                  ----------
Broadcast/Media (0.5%)
Tri-State Outdoor Media Group,
 Inc. .................................                       --            --          3,800    3,230,000
                                                                    ----------                  ----------
Broadcasting (0.1%)
XM Satellite Radio Holdings Inc........                       --            --          1,200      816,000
                                                                    ----------                  ----------
Cable/Satellite TV (0.2%)
Knology Holdings Inc. .................                       --            --          3,000    1,350,000
                                                                    ----------                  ----------
Casino/Gambling (1.6%)
Aladdin Gaming Holdings/Capital
 Corp. LLC (Series B) .................                       --            --         12,740    5,733,000
Fitzgeralds Gaming Corp.
 (Series B) (c) .......................                       --            --          8,900    4,717,000
                                                                    ----------                  ----------
                                                                            --                  10,450,000
                                                                    ----------                  ----------
Cellular Telephone (1.3%)
Dobson/Sygnet Communications ..........                       --            --          1,400    1,379,000
McCaw International Ltd. ..............                       --            --          7,300    5,146,500
Tritel PCS Inc. .......................                       --            --          1,500      967,500
Triton Communications LLC .............                       --            --          1,500    1,136,250
                                                                    ----------                  ----------
                                                                            --                   8,629,250
                                                                    ----------                  ----------
Commercial Printing/Forms (0.0%)
Premier Graphics Inc. (a)(c) ..........                       --            --          2,700      189,000
                                                                    ----------                  ----------
Consumer/Business Services (0.8%)
Anacomp, Inc. (Series B) (c) ..........                       --            --          1,200      216,000
Anacomp, Inc. (Series D) (c) ..........                       --            --          1,100      198,000
Comforce Operating, Inc. ..............                       --            --          6,750    3,510,000
Muzak LLC .............................                       --            --          1,500    1,320,000
                                                                    ----------                  ----------
                                                                            --                   5,244,000
                                                                    ----------                  ----------
Containers/Packaging (1.3%)
Berry Plastics Corp. ..................                       --            --          1,100    1,001,000
Envirodyne Industries, Inc. ...........                       --            --          5,650    4,463,500
Packaging Resources, Inc. (c) .........                       --            --          3,500    3,430,000
                                                                    ----------                  ----------
                                                                            --                   8,894,500
                                                                    ----------                  ----------
Diversified Manufacturing (0.7%)
Eagle-Picher Industries, Inc. .........                       --            --          1,400    1,169,000
Jordan Industries, Inc. (Series B).....                       --            --          2,588    1,630,440
Jordan Industries, Inc. ...............                       --            --          1,800    1,620,000
                                                                    ----------                  ----------
                                                                            --                   4,419,440
                                                                    ----------                  ----------
Drugstore Chains (0.1%)
Rite Aid Corp. ........................                       --            --          1,700      340,000
                                                                    ----------                  ----------
Electronic Distributors (0.0%)
CHS Electronics, Inc. (a) (c) .........                       --            --          5,600      112,000
                                                                    ----------                  ----------
Electronic
 Equipment/Instruments (0.3%)
High Voltage Engineering, Inc. ........                       --            --          2,700    1,755,000
                                                                    ----------                  ----------

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2000

                                  (UNAUDITED)



                                                                MORGAN STANLEY DEAN WITTER
                                                                 DIVERSIFIED INCOME TRUST
                                                              ------------------------------
                                                                 PRINCIPAL
                                         COUPON     MATURITY       AMOUNT
                                          RATE        DATE     (IN THOUSANDS)      VALUE
                                     ------------- ---------- ---------------- -------------
Electronics/Appliances (0.2%)
Windmere-Durable Holdings, Inc......      10.00%   07/31/08   $        1,400   $1,260,000
                                                                               ----------
Environmental Services (0.3%)
Allied Waste North America, Inc.
 (Series B) ........................      10.00    08/01/09            2,500    2,162,500
                                                                               ----------
Financial Conglomerates (1.3%)
General Electric Capital Corp. .....       6.25    09/01/09               --           --
General Electric Capital
 Corp. (b) .........................       6.625   03/16/01     GBP    4,200    6,088,373
                                                                               ----------
                                                                                6,088,373
                                                                               ----------
Food Distributors (0.3%)
Fleming Companies, Inc.
 (Series B) ........................      10.625   07/31/07   $        1,300      975,000
Volume Services of America Inc......      11.25    03/01/09            1,300    1,176,500
                                                                               ----------
                                                                                2,151,500
                                                                               ----------
Food Retail (0.5%)
Big V Supermarkets, Inc.
 (Series B) ........................      11.00    02/15/04            2,250    1,530,000
Eagle Food Centers, Inc. ...........      11.00    04/15/05              850      425,000
Pueblo Xtra International, Inc.
 (Series C) ........................       9.50    08/01/03            2,367    1,112,490
                                                                               ----------
                                                                                3,067,490
                                                                               ----------
Food: Specialty/Candy (0.4%)
SFAC New Holdings Inc. (d) .........      13.00##  06/15/09           44,552    2,673,103
                                                                               ----------
Hotels/Resorts (0.1%)
Epic Resorts LLC
 (Series B) ........................      13.00    06/15/05            2,700      810,000
                                                                               ----------
Household/Personal Care (0.3%)
J.B. Williams Holdings, Inc. .......      12.00    03/01/04            2,015    1,974,700
                                                                               ----------
Industrial Specialties (0.7%)
Cabot Safety Corp. .................      12.50    07/15/05            1,300    1,293,500
Indesco International Inc. .........       9.75    04/15/08            1,800      450,000
International Wire Group, Inc.
 (Series B) ........................      11.75    06/01/05            1,000      995,000
Outsourcing Services Group, Inc.
 (Series B) ........................      10.875   03/01/06            2,250    1,800,000
                                                                               ----------
                                                                                4,538,500
                                                                               ----------
International Banks (1.2%)
KFW International Finance Inc. .....      10.625   09/03/01               --           --
KFW International Finance
 Inc. (b) ..........................      10.625   09/03/01     GBP    3,061    4,582,969
                                                                               ----------
                                                                                4,582,969
                                                                               ----------
Internet Software/Services (0.3%)
Globix Corp. -- 144A* ..............      12.50    02/01/10   $        2,600    1,430,000
PSINET, Inc. .......................      11.00    08/01/09            1,700      850,000
                                                                               ----------
                                                                                2,280,000
                                                                               ----------
Major Banks (0.7%)
Morgan Guaranty Trust Co. ..........       7.375   12/28/01     GBP    1,000    1,462,748
Morgan Guaranty Trust Co.# .........       7.75    12/30/03               --           --
                                                                               ----------
                                                                                1,462,748
                                                                               ----------
Medical Specialties (0.6%)
Mediq Inc./PRN Life Support
 Services Inc. .....................      11.00    06/01/08   $        5,100      153,000


                                        MORGAN STANLEY DEAN WITTER
                                         WORLD WIDE INCOME TRUST                  COMBINED
                                     -------------------------------- --------------------------------
                                         PRINCIPAL                        PRINCIPAL
                                           AMOUNT                           AMOUNT
                                       (IN THOUSANDS)       VALUE       (IN THOUSANDS)       VALUE
                                     ------------------ ------------- ------------------ -------------
Electronics/Appliances (0.2%)
Windmere-Durable Holdings, Inc......               --           --      $        1,400   $1,260,000
                                                                --                       ----------
Environmental Services (0.3%)
Allied Waste North America, Inc.
 (Series B) ........................               --           --               2,500    2,162,500
                                                                --                       ----------
Financial Conglomerates (1.3%)
General Electric Capital Corp. .....   $        2,000   $2,880,998               2,000    2,880,998
General Electric Capital
 Corp. (b) .........................               --           --       GBP     4,200    6,088,373
                                                        ----------                       ----------
                                                         2,880,998                        8,969,371
                                                        ----------                       ----------
Food Distributors (0.3%)
Fleming Companies, Inc.
 (Series B) ........................               --           --      $        1,300      975,000
Volume Services of America Inc......               --           --               1,300    1,176,500
                                                        ----------                       ----------
                                                                --                        2,151,500
                                                        ----------                       ----------
Food Retail (0.5%)
Big V Supermarkets, Inc.
 (Series B) ........................               --           --               2,250    1,530,000
Eagle Food Centers, Inc. ...........               --           --                 850      425,000
Pueblo Xtra International, Inc.
 (Series C) ........................               --           --               2,367    1,112,490
                                                        ----------                       ----------
                                                                --                        3,067,490
                                                        ----------                       ----------
Food: Specialty/Candy (0.4%)
SFAC New Holdings Inc. (d) .........               --           --              44,552    2,673,103
                                                        ----------                       ----------
Hotels/Resorts (0.1%)
Epic Resorts LLC
 (Series B) ........................               --           --               2,700      810,000
                                                        ----------                       ----------
Household/Personal Care (0.3%)
J.B. Williams Holdings, Inc. .......               --           --               2,015    1,974,700
                                                        ----------                       ----------
Industrial Specialties (0.7%)
Cabot Safety Corp. .................               --           --               1,300    1,293,500
Indesco International Inc. .........               --           --               1,800      450,000
International Wire Group, Inc.
 (Series B) ........................               --           --               1,000      995,000
Outsourcing Services Group, Inc.
 (Series B) ........................               --           --               2,250    1,800,000
                                                        ----------                       ----------
                                                                --                        4,538,500
                                                        ----------                       ----------
International Banks (1.2%)
KFW International Finance Inc. .....    GBP     2,500    3,743,032       GBP     2,500    3,743,032
KFW International Finance
 Inc. (b) ..........................               --           --               3,061    4,582,969
                                                        ----------                       ----------
                                                         3,743,032                        8,326,001
                                                        ----------                       ----------
Internet Software/Services (0.3%)
Globix Corp. -- 144A* ..............               --           --      $        2,600    1,430,000
PSINET, Inc. .......................               --           --               1,700      850,000
                                                        ----------                       ----------
                                                                --                        2,280,000
                                                        ----------                       ----------
Major Banks (0.7%)
Morgan Guaranty Trust Co. ..........            1,076    1,573,917       GBP     2,076    3,036,665
Morgan Guaranty Trust Co.# .........            1,000    1,499,647               1,000    1,499,647
                                                        ----------                       ----------
                                                         3,073,564                        4,536,312
                                                        ----------                       ----------
Medical Specialties (0.6%)
Mediq Inc./PRN Life Support
 Services Inc. .....................               --           --      $        5,100      153,000

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2000

                                  (UNAUDITED)



                                                                MORGAN STANLEY DEAN WITTER
                                                                 DIVERSIFIED INCOME TRUST
                                                                ---------------------------
                                                                  PRINCIPAL
                                                                   AMOUNT
                                           COUPON     MATURITY       (IN
                                            RATE        DATE     THOUSANDS)       VALUE
                                        ------------ ---------- ------------- -------------
Universal Hospital Services, Inc. .....     10.25%   03/01/08   $     5,400   $3,888,000
                                                                              ----------
                                                                               4,041,000
                                                                              ----------
Medical/Nursing Services (0.5%)
Pediatric Services of America, Inc.
 (Series A) ...........................     10.00    04/15/08         5,250    3,675,000
                                                                              ----------
Office Equipment/Supplies (0.5%)
Mosler, Inc. ..........................     11.00    04/15/03         6,890    4,134,000
                                                                              ----------
Other Consumer Specialties (0.7%)
Samsonite Corp. .......................     10.75    06/15/08         5,800    4,524,000
                                                                              ----------
Restaurants (1.4%)
American Restaurant Group
 Holdings, Inc. -- 144A* (d) ..........      0.00    12/15/05        48,756    6,338,267
FRD Acquisition Corp.
 (Series B) ...........................     12.50    07/15/04         5,200    1,872,000
Friendly Ice Cream Corp. ..............     10.50    12/01/07         1,300      871,000
                                                                              ----------
                                                                               9,081,267
                                                                              ----------
Retail -- Specialty (0.4%)
Pantry, Inc. ..........................     10.25    10/15/07         1,300    1,202,500
Petro Stopping Centers L.P. ...........     10.50    02/01/07         1,700    1,445,000
                                                                              ----------
                                                                               2,647,500
                                                                              ----------
Specialty
 Telecommunications (2.9%)
Birch Telecom Inc. ....................     14.00    06/15/08         6,500    3,900,000
DTI Holdings Inc.
 (Series B) ...........................     12.50##  03/01/08         3,000    1,020,000
Firstworld Communications, Inc. .......     13.00##  04/15/08        16,300    3,586,000
Pac-West Telecommunications
 Group, Inc. ..........................     13.50    02/01/09         1,500    1,335,000
Primus Telecommunications
 Group, Inc. ..........................     12.75    10/15/09         2,300    1,173,000
Primus Telecommunications
 Group, Inc. (Series B) ...............      9.875   05/15/08         2,700    1,377,000
Viatel, Inc. ..........................     11.25    04/15/08         3,800    1,976,000
Viatel, Inc. ..........................     11.50    03/15/09           800      416,000
World Access, Inc. (d) ................     13.25    01/15/08         6,400    4,480,000
                                                                              ----------
                                                                              19,263,000
                                                                              ----------
Telecommunications (2.9%)
CapRock Communications Corp. ..........     11.50    05/01/09         2,400    2,310,000
CapRock Communications Corp.
 (Series B) ...........................     12.00    07/15/08         1,400    1,368,500
Covad Communications Group,
 Inc. .................................     12.50    02/15/09         1,500      780,000
e. Spire Communications, Inc. .........     13.75    07/15/07         5,900    3,186,000
Focal Communications Corp.
 (Series B) ...........................     12.125## 02/15/08         1,500      750,000
Hyperion Telecommunication, Inc.
 (Series B) ...........................     12.25    09/01/04         1,300    1,105,000
In-Flight Phone Corp. (Series B).......     14.00    05/15/02        28,500    1,425,000
Level 3 Communications, Inc. ..........      9.125   05/01/08         1,300    1,053,000
MGC Communications, Inc. ..............     13.00    04/01/10         1,000      610,000
NextLink Communications LLC ...........     10.75    06/01/09         1,300    1,144,000
Rhythms Netconnections, Inc. ..........     12.75    04/15/09         5,400    2,592,000
Startec Global Communications
 Corp. ................................     12.00    05/15/08         1,200      720,000
Talton Holdings, Inc. (Series B) ......     11.00    06/30/07         3,000    2,490,000
                                                                              ----------
                                                                              19,533,500
                                                                              ----------


                                            MORGAN STANLEY DEAN WITTER
                                              WORLD WIDE INCOME TRUST                COMBINED
                                        ----------------------------------- ---------------------------
                                                                              PRINCIPAL
                                             PRINCIPAL                         AMOUNT
                                               AMOUNT                            (IN
                                           (IN THOUSANDS)         VALUE      THOUSANDS)       VALUE
                                        -------------------- -------------- ------------- -------------
Universal Hospital Services, Inc. .....                 --             --    $     5,400   $3,888,000
                                                                       --                  ----------
                                                                       --                   4,041,000
                                                                       --                  ----------
Medical/Nursing Services (0.5%)
Pediatric Services of America, Inc.
 (Series A) ...........................                 --             --          5,250    3,675,000
                                                              -----------                  ----------
Office Equipment/Supplies (0.5%)
Mosler, Inc. ..........................                 --             --          6,890    4,134,000
                                                              -----------                  ----------
Other Consumer Specialties (0.7%)
Samsonite Corp. .......................                 --             --          5,800    4,524,000
                                                              -----------                  ----------
Restaurants (1.4%)
American Restaurant Group
 Holdings, Inc. -- 144A* (d) ..........                 --             --         48,756    6,338,267
FRD Acquisition Corp.
 (Series B) ...........................                 --             --          5,200    1,872,000
Friendly Ice Cream Corp. ..............                 --             --          1,300      871,000
                                                              -----------                  ----------
                                                                       --                   9,081,267
                                                              -----------                  ----------
Retail -- Specialty (0.4%)
Pantry, Inc. ..........................                 --             --          1,300    1,202,500
Petro Stopping Centers L.P. ...........                 --             --          1,700    1,445,000
                                                              -----------                  ----------
                                                                       --                   2,647,500
                                                              -----------                  ----------
Specialty
 Telecommunications (2.9%)
Birch Telecom Inc. ....................                 --             --          6,500    3,900,000
DTI Holdings Inc.
 (Series B) ...........................                 --             --          3,000    1,020,000
Firstworld Communications, Inc. .......                 --             --         16,300    3,586,000
Pac-West Telecommunications
 Group, Inc. ..........................                 --             --          1,500    1,335,000
Primus Telecommunications
 Group, Inc. ..........................                 --             --          2,300    1,173,000
Primus Telecommunications
 Group, Inc. (Series B) ...............                 --             --          2,700    1,377,000
Viatel, Inc. ..........................                 --             --          3,800    1,976,000
Viatel, Inc. ..........................                 --             --            800      416,000
World Access, Inc. (d) ................                 --             --          6,400    4,480,000
                                                              -----------                  ----------
                                                                       --                  19,263,000
                                                              -----------                  ----------
Telecommunications (2.9%)
CapRock Communications Corp. ..........                 --             --          2,400    2,310,000
CapRock Communications Corp.
 (Series B) ...........................                 --             --          1,400    1,368,500
Covad Communications Group,
 Inc. .................................                 --             --          1,500      780,000
e. Spire Communications, Inc. .........                 --             --          5,900    3,186,000
Focal Communications Corp.
 (Series B) ...........................                 --             --          1,500      750,000
Hyperion Telecommunication, Inc.
 (Series B) ...........................                 --             --          1,300    1,105,000
In-Flight Phone Corp. (Series B).......                 --             --         28,500    1,425,000
Level 3 Communications, Inc. ..........                 --             --          1,300    1,053,000
MGC Communications, Inc. ..............                 --             --          1,000      610,000
NextLink Communications LLC ...........                 --             --          1,300    1,144,000
Rhythms Netconnections, Inc. ..........                 --             --          5,400    2,592,000
Startec Global Communications
 Corp. ................................                 --             --          1,200      720,000
Talton Holdings, Inc. (Series B) ......                 --             --          3,000    2,490,000
                                                              -----------                  ----------
                                                                       --                  19,533,500
                                                              -----------                  ----------

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2000

                                  (UNAUDITED)



                                                            MORGAN STANLEY DEAN WITTER
                                                             DIVERSIFIED INCOME TRUST
                                                           -----------------------------
                                                             PRINCIPAL
                                                              AMOUNT
                                    COUPON      MATURITY        (IN
                                     RATE         DATE      THOUSANDS)        VALUE
                                 ------------ ------------ ------------- ---------------
Truck/Construction/Farm
 Machinery (0.4%)
J.B. Poindexter & Co., Inc. ....     12.50%     05/15/04   $      2,800   $   2,604,000
                                                                          -------------
Wireless Communications (2.7%) .
Advanced Radio Telecom Corp. ...     14.00      02/15/07         11,300       6,780,000
Arch Escrow Corp. ..............     13.75      04/15/08            900         540,000
CellNet Data Systems Inc. (a) ..     14.00##    10/01/07         21,800         109,000
Globalstar LP/Capital Corp. ....     10.75      11/01/04          1,000         150,000
Globalstar LP/Capital Corp. ....     11.50      06/01/05          1,850         277,500
Orbcomm Global LP/Capital
 Corp. (a)(c) ..................     14.00      08/15/04          3,500         525,000
Paging Network, Inc. (a)(c) ....     10.125     08/01/07          4,600         966,000
Paging Network, Inc. (a)(c) ....     10.00      10/15/08          8,300       1,743,000
USA Mobile Communications
 Holdings, Inc. ................     14.00      11/01/04          5,850       4,446,000
Winstar Communications,
 Inc.-144A .....................      0.00      04/15/10          1,800         567,000
Winstar Communications, Inc. --
 144A* .........................     12.75      04/15/10          2,400       1,728,000
                                                                          -------------
                                                                             17,831,500
                                                                          -------------
TOTAL CORPORATE BONDS
(Cost $288,431,367, $10,524,538,
 and $298,955,905, respectively)                                            171,706,090
                                                                          -------------
MORTGAGE-BACKED
 SECURITIES (23.9%)
Federal Home Loan Mortgage
 Corp. (0.3%)
 ...............................      7.00      04/01/04          1,646       1,642,906
 ...............................      8.00      10/01/24            689         697,880
                                                                          -------------
                                                                              2,340,786
                                                                          -------------
Federal National Mortgage
 Assoc. (11.6%)
 ...............................      6.00     02/01/11-         29,437
                                                04/01/28                     28,126,924
 ...............................      6.50     11/01/08-         29,085
                                                11/01/23                     28,140,138
 ...............................      7.00     10/01/08-          4,609
                                                04/01/17                      4,534,000
 ...............................      7.50      11/01/22          8,638       8,624,800
 ...............................      8.00     10/01/01-          2,815
                                                06/01/22                      2,847,048
 ...............................      8.50      07/01/17          5,225       5,336,053
                                                                          -------------
                                                                             77,608,963
                                                                          -------------
Government National Mortgage
 Assoc. (12.0%)
 ...............................      6.00      10/15/23         21,399      20,162,028
 ...............................      6.50     11/20/23-         21,831
                                                02/15/26                     21,051,936
 ...............................      7.00     12/15/22-         11,590
                                                08/15/29                     11,387,165
 ...............................      7.50     05/15/17-         17,439
                                                07/20/25                     17,493,243
 ...............................      8.00     12/15/22-          3,348
                                                05/15/30                      3,402,357
 ...............................      8.50      10/15/24          1,132       1,160,523
                                                                          -------------
                                                                             74,657,252
                                                                          -------------


                                 MORGAN STANLEY DEAN WITTER
                                   WORLD WIDE INCOME TRUST             COMBINED
                                 --------------------------- -----------------------------
                                   PRINCIPAL                   PRINCIPAL
                                    AMOUNT                      AMOUNT
                                      (IN                         (IN
                                  THOUSANDS)       VALUE      THOUSANDS)        VALUE
                                 ------------- ------------- ------------- ---------------
Truck/Construction/Farm
 Machinery (0.4%)
J.B. Poindexter & Co., Inc. ....          --            --   $      2,800   $   2,604,000
                                                        --                  -------------
Wireless Communications (2.7%) .
Advanced Radio Telecom Corp. ...          --            --         11,300       6,780,000
Arch Escrow Corp. ..............          --            --            900         540,000
CellNet Data Systems Inc. (a) ..          --            --         21,800         109,000
Globalstar LP/Capital Corp. ....          --            --          1,000         150,000
Globalstar LP/Capital Corp. ....          --            --          1,850         277,500
Orbcomm Global LP/Capital
 Corp. (a)(c) ..................          --            --          3,500         525,000
Paging Network, Inc. (a)(c) ....          --            --          4,600         966,000
Paging Network, Inc. (a)(c) ....          --            --          8,300       1,743,000
USA Mobile Communications
 Holdings, Inc. ................          --            --          5,850       4,446,000
Winstar Communications,
 Inc.-144A .....................          --            --          1,800         567,000
Winstar Communications, Inc. --
 144A* .........................          --            --          2,400       1,728,000
                                                        --                  -------------
                                                        --                     17,831,500
                                                        --                  -------------
TOTAL CORPORATE BONDS
(Cost $288,431,367, $10,524,538,
 and $298,955,905, respectively)                                              181,403,684
                                                                            -------------
MORTGAGE-BACKED
 SECURITIES (23.9%)
Federal Home Loan Mortgage
 Corp. (0.3%)
 ...............................          --            --          1,646       1,642,906
 ...............................          --            --            689         697,880
                                                        --                  -------------
                                                        --                      2,340,786
                                                        --                  -------------
Federal National Mortgage
 Assoc. (11.6%)
 ...............................          --                       29,437
                                                        --                     28,126,924
 ...............................          --                       29,085
                                                        --                     28,140,138
 ...............................          --                        4,609
                                                        --                      4,534,000
 ...............................          --            --          8,638       8,624,800
 ...............................          --                        2,815
                                                        --                      2,847,048
 ...............................          --            --          5,225       5,336,053
                                                        --                  -------------
                                                        --                     77,608,963
                                                        --                  -------------
Government National Mortgage
 Assoc. (12.0%)
 ...............................          --            --         21,399      20,162,028
 ...............................          --                       21,831
                                          --            --                     21,051,936
 ............................... $     1,927                       13,517
                                          --    $1,899,864             --      13,287,029
 ...............................          --                       17,439
                                                        --             --      17,493,243
 ...............................       3,533                        6,881
                                                 3,590,010             --       6,992,367
 ...............................          --            --          1,132       1,160,523
                                                ----------                  -------------
                                                 5,489,874                     80,147,126
                                                ----------                  -------------

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2000

                                  (UNAUDITED)



                                                                                                      MORGAN STANLEY
                                                                                                       DEAN WITTER
                                                                    MORGAN STANLEY DEAN WITTER      WORLD WIDE INCOME
                                                                     DIVERSIFIED INCOME TRUST             TRUST
                                                               ------------------------------------ ------------------
                                                                    PRINCIPAL                           PRINCIPAL
                                         COUPON     MATURITY          AMOUNT                              AMOUNT
                                          RATE        DATE        (IN THOUSANDS)         VALUE        (IN THOUSANDS)
                                       ---------- ------------ -------------------- --------------- ------------------
TOTAL MORTGAGE-BACKED
 SECURITIES
(Cost $157,748,277, $5,407,479,
 and $163,155,756, respectively)......                                               $154,607,001
                                                                                     ------------
U.S. GOVERNMENT
 AGENCIES &
 OBLIGATIONS (9.8%)
Federal Home Loan
 Banks (b) (1.7%)
 .....................................    6.37%     09/25/07    $         5,000         4,894,450               --
 .....................................    6.385     10/23/07              5,000         4,897,800               --
 .....................................    5.45      01/12/09              2,000         1,833,260               --
                                                                                     ------------
                                                                                       11,625,510
                                                                                     ------------
Federal Home Loan Mortgage
 Corp. (2.1%)
 .....................................    5.75      04/15/08              3,000         2,837,910               --
 .....................................    0.00     07/02/12-             15,000                                 --
                                                    08/15/02                           10,877,850
                                                                                     ------------
                                                                                       13,715,760
                                                                                     ------------
Federal National Mortgage
 Assoc. (b) (4.2%)
 .....................................    6.875     06/07/02     GBP      9,000        13,178,201               --
 .....................................    6.50      07/10/02     AUD      6,340         3,293,153    AUD     2,400
 .....................................    7.25      01/15/10                 --             --          $    1,000
Principal Strips .....................    0.00     02/12/04-    $         6,000                                 --
                                                    02/01/05                            4,607,560
U.S. Treasury Bond** # ...............   13.125     05/15/01                 --             --               4,650
                                                                                     ------------
                                                                                       21,078,914
                                                                                     ------------
Financing Corp. (1.5%) ...............    0.00     03/07/05-             13,475                                 --
                                                    04/06/06                            9,885,508
                                                                                     ------------
Tennessee Valley Authority
 (0.3%) ..............................    0.00      01/15/03              2,320         2,010,651               --
                                                                                     ------------
TOTAL U.S. GOVERNMENT
 AGENCIES &
 OBLIGATIONS .........................
(Cost $88,058,776, $9,277,716, and
 $97,336,492, respectively)...........                                                 58,316,343
                                                                                     ------------
TOTAL UNITED STATES
 (Cost $534,238,420, $25,209,733,
 and $559,448,153, respectively)......                                                384,629,434
                                                                                     ------------
TOTAL GOVERNMENT &
 CORPORATE BONDS
(Cost $745,061,030, $81,876,066,
 and $826,937,096, respectively)......                                                549,933,174
                                                                                     ------------
                                                                         NUMBER OF                         NUMBER OF
                                                                          SHARES                            SHARES
                                                                       ------------                       -----------
COMMON STOCKS (E) (0.1%)
Apparel/Footwear Retail (0.0%)
County Seat Stores, Inc. (d) .........                                1,310,596            11,795               --
                                                                                     ------------
Casino/Gambling (0.0%)
Fitzgerald Gaming Corp.
 (Class D)* ..........................                                   10,773                11               --
                                                                                     ------------
Food Retail (0.0%)
Eagle Food Centers, Inc. .............                                    6,435             5,430               --
                                                                                     ------------


                                       MORGAN STANLEY
                                            DEAN
                                          WITTER
                                        WORLD WIDE
                                           INCOME
                                           TRUST                    COMBINED
                                       ------------- ------------------------------------
                                                          PRINCIPAL
                                                            AMOUNT
                                           VALUE        (IN THOUSANDS)         VALUE
                                       ------------- -------------------- ---------------
TOTAL MORTGAGE-BACKED
 SECURITIES
(Cost $157,748,277, $5,407,479,
 and $163,155,756, respectively)......  $ 5,489,874                        $160,096,875
                                        -----------                        ------------
U.S. GOVERNMENT
 AGENCIES &
 OBLIGATIONS (9.8%)
Federal Home Loan
 Banks (b) (1.7%)
 .....................................           --   $             5,000     4,894,450
 .....................................           --                 5,000     4,897,800
 .....................................           --                 2,000     1,833,260
                                        -----------                        ------------
                                                 --                          11,625,510
                                        -----------                        ------------
Federal Home Loan Mortgage
 Corp. (2.1%)
 .....................................           --                 3,000     2,837,910
 .....................................                            15,000
                                                 --                          10,877,850
                                        -----------                        ------------
                                                 --                          13,715,760
                                        -----------                        ------------
Federal National Mortgage
 Assoc. (b) (4.2%)
 .....................................           --    GBP         9,000     13,178,201
 .....................................    1,246,620    AUD         8,740      4,539,773
 .....................................    1,036,750   $            1,000      1,036,750
Principal Strips .....................                             6,000
                                                 --                           4,607,560
U.S. Treasury Bond** # ...............    4,811,402                4,650      4,811,402
                                        -----------                        ------------
                                          7,094,772                          28,173,686
                                        -----------                        ------------
Financing Corp. (1.5%) ...............                            13,475
                                                 --                           9,885,508
                                        -----------                        ------------
Tennessee Valley Authority
 (0.3%) ..............................           --                2,320      2,010,651
                                        -----------                        ------------
TOTAL U.S. GOVERNMENT
 AGENCIES &
 OBLIGATIONS .........................
(Cost $88,058,776, $9,277,716, and
 $97,336,492, respectively)...........    7,094,772                          65,411,115
                                        -----------                        ------------
TOTAL UNITED STATES
 (Cost $534,238,420, $25,209,733,
 and $559,448,153, respectively)......   22,282,240                         406,911,674
                                        -----------                        ------------
TOTAL GOVERNMENT &
 CORPORATE BONDS
(Cost $745,061,030, $81,876,066,
 and $826,937,096, respectively)......   67,383,132                         617,316,306
                                        -----------                        ------------
                                                               NUMBER OF
                                                                SHARES
                                                             ------------
COMMON STOCKS (E) (0.1%)
Apparel/Footwear Retail (0.0%)
County Seat Stores, Inc. (d) .........           --          1,310,596           11,795
                                        -----------                        ------------
Casino/Gambling (0.0%)
Fitzgerald Gaming Corp.
 (Class D)* ..........................           --             10,773               11
                                        -----------                        ------------
Food Retail (0.0%)
Eagle Food Centers, Inc. .............           --              6,435            5,430
                                        -----------                        ------------

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2000

                                  (UNAUDITED)


                                                               MORGAN STANLEY DEAN WITTER
                                                                DIVERSIFIED INCOME TRUST
                                                           ----------------------------------
                                                               NUMBER OF
                                                                SHARES              VALUE
                                                           -------------------  -------------
Food: Specialty/Candy (0.0%)
SFAC New Holdings Inc. (d)* ..............................               2,423  $       606
Specialty Foods Acquisition Corp. -- 144A* ...............             198,750        1,988
                                                                                -----------
                                                                                      2,594
                                                                                -----------
Hotels/Resorts (0.0%)
Motels of America, Inc. -- 144A* .........................               2,000          500
                                                                                -----------
Medical/Nursing Services (0.0%)
Raintree Healthcare Corp. (d) ............................             512,862        4,616
                                                                                -----------
Restaurants (0.0%)
American Restaurant Group Holdings, Inc. -- 144A* ........               6,000        1,500
                                                                                -----------
Specialty Telecommunications (0.1%)
Versatel Telecom International NV (Netherlands) (d) ......              37,335      746,700
World Access, Inc. (d) ...................................              20,110       98,036
                                                                                -----------
                                                                                    844,736
                                                                                -----------
Textiles (0.0%)
United States Leather, Inc. (d) ..........................             298,462        2,985
                                                                                -----------
Wireless Communications (0.0%)
FWT, Inc. (Class A) ......................................             196,000        1,960
                                                                                -----------
TOTAL COMMON STOCKS
(Cost $19,171,388, $0, and $19,171,388, respectively).....                          876,127
                                                                                -----------
CONVERTIBLE PREFERRED STOCKS (0.3%)
Oil & Gas Production (0.0%)
XCL Ltd. + -- 144A* ......................................                 989          495
XCL Ltd. (Units)++ + -- 144A* ............................               5,000        2,500
                                                                                -----------
                                                                                      2,995
                                                                                -----------
Restaurants (0.1%)
American Restaurant Group Holdings, Inc. (Series B)
 (Non-Conv.) + ...........................................               1,886      754,400
                                                                                -----------
Wireless Communications (0.2%)
FWT, Inc. (Series A) (Non-Conv.) .........................           1,960,000      980,000
                                                                                -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $11,257,977, $0, and $11,257,977, respectively).....                        1,737,395
                                                                                -----------



                                                           MORGAN STANLEY DEAN WITTER
                                                             WORLD WIDE INCOME TRUST
                                                           -------------------------------
                                                            NUMBER OF
                                                              SHARES             VALUE
                                                           ---------------- --------------
Food: Specialty/Candy (0.0%)
SFAC New Holdings Inc. (d)* ..............................              --             --
Specialty Foods Acquisition Corp. -- 144A* ...............              --             --
                                                                                       --
                                                                                       --
                                                                                       --
Hotels/Resorts (0.0%)
Motels of America, Inc. -- 144A* .........................              --             --
                                                                                       --
Medical/Nursing Services (0.0%)
Raintree Healthcare Corp. (d) ............................              --             --
                                                                                       --
Restaurants (0.0%)
American Restaurant Group Holdings, Inc. -- 144A* ........              --             --
                                                                                       --
Specialty Telecommunications (0.1%)
Versatel Telecom International NV (Netherlands) (d) ......              --             --
World Access, Inc. (d) ...................................              --             --
                                                                                       --
                                                                                       --
                                                                                       --
Textiles (0.0%)
United States Leather, Inc. (d) ..........................              --             --
                                                                                       --
Wireless Communications (0.0%)
FWT, Inc. (Class A) ......................................              --             --
                                                                                       --
TOTAL COMMON STOCKS
(Cost $19,171,388, $0, and $19,171,388, respectively).....                             --
                                                                              -----------
CONVERTIBLE PREFERRED STOCKS (0.3%)
Oil & Gas Production (0.0%)
XCL Ltd. + -- 144A* ......................................              --             --
XCL Ltd. (Units)++ + -- 144A* ............................              --             --
                                                                              -----------
                                                                                       --
                                                                              -----------
Restaurants (0.1%)
American Restaurant Group Holdings, Inc. (Series B)
 (Non-Conv.) + ...........................................              --             --
                                                                              -----------
Wireless Communications (0.2%)
FWT, Inc. (Series A) (Non-Conv.) .........................              --             --
                                                                              -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $11,257,977, $0, and $11,257,977, respectively).....                             --
                                                                              -----------



                                                                    COMBINED
                                                           -------------------------------
                                                              NUMBER OF
                                                                SHARES           VALUE
                                                           ---------------- --------------
Food: Specialty/Candy (0.0%)
SFAC New Holdings Inc. (d)* ..............................          2,423    $       606
Specialty Foods Acquisition Corp. -- 144A* ...............        198,750          1,988
                                                                             -----------
                                                                                   2,594
                                                                             -----------
Hotels/Resorts (0.0%)
Motels of America, Inc. -- 144A* .........................          2,000            500
                                                                             -----------
Medical/Nursing Services (0.0%)
Raintree Healthcare Corp. (d) ............................        512,862          4,616
                                                                             -----------
Restaurants (0.0%)
American Restaurant Group Holdings, Inc. -- 144A* ........          6,000          1,500
                                                                             -----------
Specialty Telecommunications (0.1%)
Versatel Telecom International NV (Netherlands) (d) ......         37,335        746,700
World Access, Inc. (d) ...................................         20,110         98,036
                                                                             -----------
                                                                                 844,736
                                                                             -----------
Textiles (0.0%)
United States Leather, Inc. (d) ..........................        298,462          2,985
                                                                             -----------
Wireless Communications (0.0%)
FWT, Inc. (Class A) ......................................        196,000          1,960
                                                                             -----------
TOTAL COMMON STOCKS
(Cost $19,171,388, $0, and $19,171,388, respectively).....                       876,127
                                                                             -----------
CONVERTIBLE PREFERRED STOCKS (0.3%)
Oil & Gas Production (0.0%)
XCL Ltd. + -- 144A* ......................................            989            495
XCL Ltd. (Units)++ + -- 144A* ............................          5,000          2,500
                                                                             -----------
                                                                                   2,995
                                                                             -----------
Restaurants (0.1%)
American Restaurant Group Holdings, Inc. (Series B)
 (Non-Conv.) + ...........................................          1,886        754,400
                                                                             -----------
Wireless Communications (0.2%)
FWT, Inc. (Series A) (Non-Conv.) .........................      1,960,000        980,000
                                                                             -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $11,257,977, $0, and $11,257,977, respectively).....                     1,737,395
                                                                             -----------

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2000

                                  (UNAUDITED)


                                                                 MORGAN STANLEY DEAN WITTER
                                                                  DIVERSIFIED INCOME TRUST
                                                                -----------------------------
                                                    EXPIRATION    NUMBER OF
                                                       DATE        WARRANTS         VALUE
                                                   ------------ -------------- --------------
WARRANTS (E) (0.2%)
Aerospace & Defense (0.0%)
Sabreliner Corp. -- 144A* ...........              04/15/03             1,000  $   10,000
                                                                               ----------
Broadcasting (0.0%)
UIH Australia/Pacific Inc. ..........              05/15/06             4,000      60,000
XM Satellite Radio Holdings Inc......              03/15/10             1,200     168,000
                                                                               ----------
                                                                                  228,000
                                                                               ----------
Casino/Gambling (0.0%)
Aladdin Gaming Enterprises, Inc.
 -- 144A* ...........................              03/01/10            68,000         680
                                                                               ----------
Cellular Telephone (0.0%)
McCaw International Ltd. --
 144A* ..............................              04/15/07             5,300     106,000
                                                                               ----------
Hotels/Resorts (0.0%)
Epic Resorts LLC/Capital --
 144A* ..............................              06/15/05             2,700          27
Specialty Telecommunications (0.2%)
Birch Telecom Inc. -- 144A* .........              06/15/08             6,500     650,000
DTI Holdings Inc. -- 144A* ..........              03/01/08            15,000         150
Firstworld Communications, Inc. --
 144A* ..............................              04/15/08            16,300     244,500
                                                                               ----------
                                                                                  894,650
                                                                               ----------
Restaurants (0.0%)
American Restaurant Group
 Holdings, Inc. -- 144A* ............              08/15/08             1,500          15
                                                                               ----------
Telecommunications (0.0%)
Startec Global Communications
 Corp. -- 144A* .....................              05/15/08             1,200       1,200
                                                                               ----------
TOTAL WARRANTS
(Cost $316,776, $0, and $316,776,
 respectively) ......................                                           1,240,572
                                                                               ----------

                                         MORGAN STANLEY DEAN WITTER
                                          WORLD WIDE INCOME TRUST                  COMBINED
                                      -------------------------------- ---------------------------------
                                          NUMBER OF                        NUMBER OF
                                           WARRANTS          VALUE          WARRANTS           VALUE
                                      ------------------ ------------- ------------------ --------------
WARRANTS (E) (0.2%)
Aerospace & Defense (0.0%)
Sabreliner Corp. -- 144A* ...........               --            --              1,000   $   10,000
                                                                  --                      ----------
Broadcasting (0.0%)
UIH Australia/Pacific Inc. ..........               --            --              4,000       60,000
XM Satellite Radio Holdings Inc......               --            --              1,200      168,000
                                                                  --                      ----------
                                                                  --                         228,000
                                                                  --                      ----------
Casino/Gambling (0.0%)
Aladdin Gaming Enterprises, Inc.
 -- 144A* ...........................               --            --             68,000          680
                                                    --            --                      ----------
Cellular Telephone (0.0%)
McCaw International Ltd. --
 144A* ..............................               --            --              5,300      106,000
                                                    --            --                      ----------
Hotels/Resorts (0.0%)
Epic Resorts LLC/Capital --
 144A* ..............................               --            --              2,700           27
Specialty Telecommunications (0.2%)
Birch Telecom Inc. -- 144A* .........               --            --              6,500      650,000
DTI Holdings Inc. -- 144A* ..........               --            --             15,000          150
Firstworld Communications, Inc. --
 144A* ..............................               --            --             16,300      244,500
                                                                  --                      ----------
                                                                  --                         894,650
                                                                  --                      ----------
Restaurants (0.0%)
American Restaurant Group
 Holdings, Inc. -- 144A* ............               --            --              1,500           15
                                                    --            --                      ----------
Telecommunications (0.0%)
Startec Global Communications
 Corp. -- 144A* .....................               --            --              1,200        1,200
                                                    --            --                      ----------
TOTAL WARRANTS
(Cost $316,776, $0, and $316,776,
 respectively) ......................                             --                       1,240,572
                                                                  --                      ----------

                                                                  PRINCIPAL
                                        COUPON      MATURITY        AMOUNT
                                         RATE         DATE      (IN THOUSANDS)
                                         ----         ----      --------------
SHORT-TERM
 INVESTMENTS (4.3%)
UNITED STATES
TIME DEPOSITS (F) (2.6%)
Bank of America .....................      7.70%   11/21/00                --          --
Chase Manhattan Bank ................      6.875   11/02/00     NOK    59,063   6,358,411
Chase Manhattan Bank ................      4.70    11/03/00     EUR     7,465   6,338,570
                                                                               ----------
TOTAL TIME DEPOSITS
(Cost $12,533,121, $5,340,835, and
 $17,873,956, respectively)..........                                          12,696,981
                                                                               ----------
GOVERNMENT
 AGENCY (G) (0.6%)
Student Loan Marketing Assoc. .......
(Cost $0, $3,800,000, and
 $3,800,000, respectively)...........      6.45    11/01/00                --          --
                                                                               ----------
                                           PRINCIPAL                          PRINCIPAL
                                            AMOUNT                              AMOUNT
                                        (IN THOUSANDS)                     (IN THOUSANDS)
                                       ------------------               ------------------
SHORT-TERM
 INVESTMENTS (4.3%)
UNITED STATES
TIME DEPOSITS (F) (2.6%)
Bank of America .....................  GRD   1,538,247    $3,843,888    GRD   1,538,247    3,843,888
Chase Manhattan Bank ................               --            --    NOK      59,063    6,358,411
Chase Manhattan Bank ................  EUR         984       835,690    EUR       8,449    7,174,260
                                                          ----------
TOTAL TIME DEPOSITS
(Cost $12,533,121, $5,340,835, and
 $17,873,956, respectively)..........                      4,679,578                      17,376,559
                                                          ----------                      ----------
GOVERNMENT
 AGENCY (G) (0.6%)
Student Loan Marketing Assoc. .......
(Cost $0, $3,800,000, and
 $3,800,000, respectively)........... $          3,800     3,800,000   $          3,800    3,800,000
                                                          ----------                      ----------

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2000

                                  (UNAUDITED)


                                                                MORGAN STANLEY DEAN WITTER
                                                                 DIVERSIFIED INCOME TRUST
                                                               ----------------------------
                                                                PRINCIPAL
                                                                  AMOUNT
                                           COUPON    MATURITY      (IN
                                            RATE       DATE     THOUSANDS)       VALUE
                                         ---------- ---------- ------------ ---------------
REPURCHASE AGREEMENT (1.1%)
The Bank of New York
 (dated 10/31/00; proceeds
 $7,556,795) (h) (Cost $7,555,444,
 $0, and $7,555,444, respectively)......      6.44%  11/01/00   $    7,555   $  7,555,444
                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,088,565, $9,140,835, and
 $29,229,400, respectively).............                                       20,252,425
                                                                             ------------
TOTAL INVESTMENTS
(Cost $795,895,736, $91,016,901,
 and $886,912,637, respectively) (i)         97.1%                            574,039,693
OTHER ASSETS AND
 LIABILITIES ...........................      2.9                              20,577,320
                                           ------                            ------------
NET ASSETS .............................    100.0%                           $594,617,013
                                           ======                            ============
                                            MORGAN STANLEY DEAN WITTER
                                             WORLD WIDE INCOME TRUST              COMBINED
                                         -------------------------------- ----------------------------
                                                                           PRINCIPAL
                                            PRINCIPAL                        AMOUNT
                                              AMOUNT                          (IN
                                          (IN THOUSANDS)       VALUE       THOUSANDS)       VALUE
                                         ---------------- --------------- ------------ ---------------
REPURCHASE AGREEMENT (1.1%)
The Bank of New York
 (dated 10/31/00; proceeds
 $7,556,795) (h) (Cost $7,555,444,
 $0, and $7,555,444, respectively)......          --                --    $    7,555   $  7,555,444
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,088,565, $9,140,835, and
 $29,229,400, respectively).............                   $ 8,479,578                   28,732,003
                                                           -----------                 ------------
TOTAL INVESTMENTS
(Cost $795,895,736, $91,016,901,
 and $886,912,637, respectively) (i)                        75,862,710                  649,902,403
OTHER ASSETS AND
 LIABILITIES ...........................                      (878,761)                  19,698,559
                                                           -----------                 ------------
NET ASSETS .............................                   $74,983,949                 $669,600,962
                                                           ===========                 ============



---------
*     Resale is restricted to qualified institutional investors.
** The market value of securities pledged to cover margin requirements for open future contracts is $630,000.
++ Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
+     Payment-in-kind security.
## Currently a zero coupon bond and will pay interest at the rate shown at a future date.
# Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)   Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(c)   Non-income producing security; bond in default.
(d)   Acquired through exchange offer.
(e)   Non-income producing securities.
(f)   Subject to withdrawal restrictions until maturity.
(g) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(h) Collateralized by $7,562,416 U.S. Treasury Bill 6.25% due 07/31/02 valued at $7,706,571.
(i) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.




                                                                     GROSS            GROSS
                                                                  UNREALIZED       UNREALIZED       NET UNREALIZED
                                                                 APPRECIATION     DEPRECIATION       DEPRECIATION
                                                                --------------   --------------   ------------------
Morgan Stanley Dean Witter Diversified Income Trust .........    $11,396,154      $233,252,197      $ (221,856,043)
Morgan Stanley Dean Witter World Wide Income Trust ..........        119,399        15,273,590         (15,154,191)
                                                                 -----------      ------------      --------------
Combined ....................................................    $11,515,553      $248,525,787      $ (237,010,234)
                                                                 ===========      ============      ==============

                  FUTURE CONTRACTS OPEN AT OCTOBER 31, 2000:



             MORGAN STANLEY DEAN WITTER                                       MORGAN STANLEY DEAN WITTER
              DIVERSIFIED INCOME TRUST                                         WORLD WIDE INCOME TRUST
-------------------------------------------------------------- --------------------------------------------------------
                     DESCRIPTION,     UNDERLYING                              DESCRIPTION,     UNDERLYING
NUMBER OF          DELIVERY MONTH,   FACE AMOUNT   UNREALIZED   NUMBER OF   DELIVERY MONTH,   FACE AMOUNT   UNREALIZED
CONTRACTS              AND YEAR        AT VALUE       GAIN      CONTRACTS       AND YEAR        AT VALUE       GAIN
----------------- ----------------- ------------- ------------ ----------- ----------------- ------------- ------------
   --                    --              --           --          150         U.S Treasury    $14,976,563     $8,203
                                                                                 Bond,        ===========     ======
                                                                             December/2000

                       COMBINED
-------------------------------------------------------
               DESCRIPTION,     UNDERLYING
 NUMBER OF   DELIVERY MONTH,   FACE AMOUNT   UNREALIZED
 CONTRACTS       AND YEAR        AT VALUE       GAIN
----------- ----------------- ------------- -----------
    150       U.S Treasury    $14,976,563     $8,203
                  Bond,       ===========     ======
              December/2000



         FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2000:



                        MORGAN STANLEY DEAN WITTER
                         DIVERSIFIED INCOME TRUST
-----------------------------------------------------------------
                                                    UNREALIZED
      CONTRACTS          IN EXCHANGE   DELIVERY    APPRECIATION
     TO DELIVER              FOR         DATE     (DEPRECIATION)
---------------------- -------------- ---------- ----------------
     $   6,307,965      EUR7,465,047  11/01/00      $   30,607
EUR     15,946,000      $ 13,379,013  11/27/00        (177,957)
GBP      3,300,000      $  4,797,411  11/13/00          10,307
GBP      1,615,235      $  2,348,956  11/30/00           5,088
NOK     59,085,846      $  6,307,833  11/02/00         (53,008)
                                                    ----------
 Net unrealized depreciation .....................  $ (184,963)
                                                    ==========

                            MORGAN STANLEY DEAN WITTER
                              WORLD WIDE INCOME TRUST
-----------------------------------------------------------------------------------
                                                UNREALIZED
   CONTRACTS       IN EXCHANGE     DELIVERY    APPRECIATION         CONTRACTS
  TO DELIVER           FOR           DATE     (DEPRECIATION)        TO DELIVER
-------------- ------------------ ---------- ---------------- ---------------------
   $831,655    EUR 984,207         11/01/00        $4,035          $7,139,620
     --                --             --               --          15,946,000
     --                --             --               --           3,300,000
GBP 559,315       $813,384         11/30/00         1,762      GBP  2,174,550
     --                --             --               --      NOK 59,085,846
                                                   ------
         Net unrealized appreciation .......       $5,797
                                                   ======
                   COMBINED
-----------------------------------------------
                                   UNREALIZED
     IN EXCHANGE      DELIVERY    APPRECIATION
         FOR            DATE     (DEPRECIATION)
-------------------- ---------- ---------------
  EUR 8,449,254        11/01/00     $   34,642
    $13,379,013        11/27/00       (177,957)
    $ 4,797,411        11/13/00         10,307
    $ 3,162,340        11/30/00          6,850
    $ 6,307,833        11/02/00        (53,008)
                                    ----------
   Net unrealized depreciation      $ (179,166)
                                    ==========



-------

Currency Abbreviations:
-----------------------
AUD  Australian Dollar.
GBP  British Pound.
CAD  Canadian Dollar.
DKK  Danish Krone.
EUR  Euro.
GRD  Greek Drachma.
NOK  Norwegian Krone.
SEK  Swedish Krona.


                        See Notes to Financial Statements

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

                         PRO FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                         OCTOBER 31, 2000 (UNAUDITED)



                                                           MORGAN STANLEY        MORGAN STANLEY
                                                             DEAN WITTER          DEAN WITTER
                                                         DIVERSIFIED INCOME    WORLD WIDE INCOME     PRO FORMA
                                                                TRUST                TRUST          ADJUSTMENTS        COMBINED
                                                        --------------------  ------------------- --------------- -----------------
ASSETS:
Investments in securities, at value (cost
 $795,895,736, $91,016,901 and $886,912,637,
 respectively) ........................................   $   574,039,693        $  75,862,710             --      $   649,902,403
Unrealized appreciation on open forward foreign
 currency contracts ...................................            46,002                5,797             --               51,799
Cash ..................................................        10,865,719              163,003             --           11,028,722
Receivable for:
 Interest .............................................        14,352,856            1,984,337             --           16,337,193
 Investments sold .....................................         3,074,411                   --             --            3,074,411
 Shares of beneficial interest ........................           924,731               62,882             --              987,613
Prepaid expenses and other assets .....................            49,889               21,814             --               71,703
                                                          ---------------        -------------             --      ---------------
 TOTAL ASSETS .........................................       603,353,301           78,100,543             --          681,453,844
                                                          ---------------        -------------             --      ---------------
LIABILITIES:
Unrealized depreciation on open forward foreign
 currency contracts ...................................           230,965                   --             --              230,965
Payable for:
 Investments purchased ................................         6,338,571              835,690             --            7,174,261
 Shares of beneficial interest purchased ..............         1,372,626            1,974,682             --            3,347,308
 Plan of distribution fee .............................           445,329               39,080             --              484,409
 Investment management fee ............................           214,041               50,904             --              264,945
Accrued expenses and other payables ...................           134,756              216,238             --              350,994
                                                          ---------------        -------------             --      ---------------
 TOTAL LIABILITIES ....................................         8,736,288            3,116,594             --           11,852,882
                                                          ---------------        -------------             --      ---------------
 NET ASSETS ...........................................   $   594,617,013        $  74,983,949             --      $   669,600,962
                                                          ===============        =============             ==      ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital .......................................   $   868,179,632        $ 107,003,165             --      $   975,182,797
Net unrealized depreciation ...........................      (222,546,422)         (15,239,395)            --         (237,785,817)
Dividends in excess of net investment income ..........        (3,126,277)             (79,858)            --           (3,206,135)
Accumulated net realized loss .........................       (47,889,920)         (16,699,963)            --          (64,589,883)
                                                          ---------------        -------------             --      ---------------
 NET ASSETS ...........................................   $   594,617,013        $  74,983,949             --      $   669,600,962
                                                          ===============        =============             ==      ===============
CLASS A SHARES:
Net Assets ............................................   $    13,318,287        $  24,216,402                     $    37,534,689
Shares Outstanding (unlimited authorized, $.01 par
 value) ...............................................         1,911,492            3,469,748          4,628(1)         5,385,868
 NET ASSET VALUE PER SHARE ............................   $          6.97        $        6.98                     $          6.97
                                                          ===============        =============                     ===============
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 4.44% of net asset value) .....   $          7.28        $        7.29                     $          7.28
                                                          ===============        =============                     ===============
CLASS B SHARES:
Net Assets ............................................   $   565,492,583        $  43,537,700             --      $   609,030,283
Shares Outstanding (unlimited authorized, $.01 par
 value) ...............................................        81,046,617            6,221,835         15,658(1)        87,284,110
 NET ASSET VALUE PER SHARE ............................   $          6.98        $        7.00                     $          6.98
                                                          ===============        =============                     ===============
CLASS C SHARES:
Net Assets ............................................   $    14,312,911        $     667,516             --      $    14,980,427
Shares Outstanding (unlimited authorized, $.01 par
 value) ...............................................         2,054,667               95,529            241(1)         2,150,437
 NET ASSET VALUE PER SHARE ............................   $          6.97        $        6.99                     $          6.97
                                                          ===============        =============                     ===============
CLASS D SHARES:
Net Assets ............................................   $     1,493,232        $   6,562,331             --      $     8,055,563
Shares Outstanding (unlimited authorized, $.01 par
 value) ...............................................           213,723              937,357          1,460(1)         1,152,540
 NET ASSET VALUE PER SHARE ............................   $          6.99        $        7.00                     $          6.99
                                                          ===============        =============                     ===============



----------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current World Wide Income Trust shares outstanding.

                  See Notes to Pro Forma Financial Statements

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

                         PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
           FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)





                                                       MORGAN STANLEY       MORGAN STANLEY
                                                         DEAN WITTER         DEAN WITTER           PRO FORMA
                                                     DIVERSIFIED INCOME   WORLD WIDE INCOME       ADJUSTMENTS
                                                            TRUST               TRUST              (NOTE 3)           COMBINED
                                                    -------------------- ------------------- -------------------- ----------------
NET INVESTMENT INCOME:
INTEREST INCOME ...................................    $   75,346,208       $   6,985,965                 --       $   82,332,173
                                                       --------------       -------------                 --       --------------
EXPENSES
Plan of distribution fee (Class A shares) .........            35,950              58,120                 --               94,070
Plan of distribution fee (Class B shares) .........         6,043,295             455,501                 --            6,498,796
Plan of distribution fee (Class C shares) .........           141,669               6,493                 --              148,162
Investment management fee .........................         2,991,996             661,679        $  (308,783)(1)        3,344,892
Transfer agent fees and expenses ..................           574,665             151,017             21,450 (3)          747,132
Registration fees .................................            99,365              65,601            (43,741)(2)          121,225
Custodian fees ....................................            95,416              12,324                 --              107,740
Shareholder reports and notices ...................            94,666              77,732            (57,501)(2)
                                                                                                      53,612 (3)          168,509
Professional fees .................................            77,919              78,528            (78,528)(2)
                                                                                                      62,000 (3)          139,919
Trustees' fees and expenses .......................            17,188              17,776            (17,776)(2)           17,188
Other .............................................            25,491               7,984               (788)(2)           32,687
                                                       --------------       -------------        -----------       --------------
TOTAL EXPENSES ....................................        10,197,620           1,592,755           (370,055)          11,420,320
                                                       --------------       -------------        -----------       --------------
NET INVESTMENT INCOME .............................        65,148,588           5,393,210            370,055           70,911,853
                                                       --------------       -------------        -----------       --------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
NET REALIZED GAIN (LOSS) ON:
 Investments ......................................       (40,481,232)         (6,679,390)                --          (47,160,622)
 Futures contracts ................................                --             852,131                 --              852,131
 Foreign exchange transactions ....................         9,895,709           2,719,576                 --           12,615,285
                                                       --------------       -------------        -----------       --------------
  NET LOSS ........................................       (30,585,523)         (3,107,683)                --          (33,693,206)
                                                       --------------       -------------        -----------       --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
 ON:
 Investments ......................................       (82,907,458)         (8,557,404)                --          (91,464,862)
 Futures contracts ................................                --            (200,534)                --             (200,534)
 Translation of forward foreign currrency
  contracts, other assets and liabilities
  denominated in foreign currencies ...............        (1,425,031)           (233,035)                --           (1,658,066)
                                                       --------------       -------------        -----------       --------------
  NET DEPRECIATION ................................       (84,332,489)         (8,990,973)                --          (93,323,462)
                                                       --------------       -------------        -----------       --------------
  NET LOSS ........................................      (114,918,012)        (12,098,656)                --         (127,016,668)
                                                       --------------       -------------        -----------       --------------
NET INCREASE (DECREASE) ...........................    $  (49,769,424)      $  (6,705,446)       $   370,055       $  (56,104,815)
                                                       ==============       =============        ===========       ==============



----------
(1) Reflects adjustment to investment management fees based on the surviving Fund's fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Solicitation costs in connection with the organization, which will be borne by World Wide Income Trust approximate $137,062.

                  See Notes to Pro Forma Financial Statements

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at October 31, 2000 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended October 31, 2000, reflect the accounts of Morgan Stanley Dean Witter Diversified Income Trust ("Diversified Income") and Morgan Stanley Dean Witter World Wide Income Trust ("World Wide Income").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of World Wide Income in exchange for shares in Diversified Income. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of Diversified Income which would have been issued on October 31, 2000 in connection with the proposed reorganization. Shareholders of World Wide Income would become shareholders of Diversified Income receiving shares of the corresponding class of Diversified Income equal to the value of their holdings in World Wide Income. The amount of additional shares assumed to be issued was calculated based on the October 31, 2000 net assets of World Wide Income and the net asset value per share of Diversified Income as follows:



               CLASS                          A                  B                C                D
-----------------------------------   ----------------   ----------------   -------------   ---------------
Additional Shares Issued ..........        3,474,376          6,237,493          95,770           938,817
Net Assets 10/31/00
 World Wide Income ................     $ 24,216,402       $ 43,537,700       $ 667,516       $ 6,562,331
Net Asset Value Per Share
 Diversified Income ...............     $       6.97       $       6.98       $    6.97       $      6.99



3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Diversified Income at the combined level of average net assets for the twelve months ended October 31, 2000. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

STATEMENT OF ADDITIONAL INFORMATION
                                        MORGAN STANLEY DEAN WITTER
                                        DIVERSIFIED INCOME TRUST
JANUARY 8, 2001


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated January 8, 2001 for Morgan Stanley Dean Witter Diversified Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.




Morgan Stanley Dean Witter
Diversified Income Trust
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Fund History ......................................................  4
II.   Description of the Fund and Its Investments and Risks .............  4
         A. Classification ..............................................  4
         B. Investment Strategies and Risks .............................  4
         C. Fund Policies/Investment Restrictions ....................... 13
III.  Management of the Fund ............................................ 15
         A. Board of Trustees ........................................... 15
         B. Management Information ...................................... 15
         C. Compensation ................................................ 20
IV.   Control Persons and Principal Holders of Securities ............... 22
V.    Investment Management and Other Services .......................... 22
         A. Investment Manager .......................................... 22
         B. Principal Underwriter ....................................... 23
         C. Services Provided by the Investment Manager ................. 23
         D. Dealer Reallowances ......................................... 24
         E. Rule 12b-1 Plan ............................................. 24
         F. Other Service Providers ..................................... 28
         G. Codes of Ethics ............................................. 29
VI.   Brokerage Allocation and Other Practices .......................... 29
         A. Brokerage Transactions ...................................... 29
         B. Commissions ................................................. 29
         C. Brokerage Selection ......................................... 30
         D. Directed Brokerage .......................................... 31
         E. Regular Broker-Dealers ...................................... 31
VII.  Capital Stock and Other Securities ................................ 31
VIII. Purchase, Redemption and Pricing of Shares ........................ 32
         A. Purchase/Redemption of Shares ............................... 32
         B. Offering Price .............................................. 32
IX.   Taxation of the Fund and Shareholders ............................. 33
X.    Underwriters ...................................................... 35
XI.   Calculation of Performance Data ................................... 35
XII.  Financial Statements .............................................. 37

                      Glossary of Selected Defined Terms

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York is the Custodian of the Fund's assets as described in groupings 2 and 3 in the Fund's Prospectus. The Chase Manhattan Bank is the Custodian of the Fund's assets as described in grouping 1 in the Prospectus.

     "Dean Witter Reynolds" - Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Distributor" - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Financial Advisors" - Morgan Stanley Dean Witter authorized financial services representatives.

     "Fund" - Morgan Stanley Dean Witter Diversified Income Trust, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley Dean Witter Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "MSDW Services Company" - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 20, 1991, with the name Dean Witter Diversified Income Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Diversified Income Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose primary investment objective is a high level of current income. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     OTHER GLOBAL SECURITIES. The Fund may invest in loan participation interests and may also invest in notes and commercial paper, the principal amount of which is indexed to certain specific currency exchange rates. The Fund may purchase these indexed obligations to generate current income or for hedging purposes.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

     Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

     In addition, the Fund may purchase stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

     ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any of these instruments or variations.

     COMMON STOCKS. The Fund may invest in common stocks in an amount up to 20% of its total assets. The Fund may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities and may purchase common stocks directly when such acquisitions are determined by the Investment Manager to further the Fund's investment objectives. For example, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a "going private" transaction is effecting, an exchange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the Fund will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer's mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Fund. While the Fund will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.

     Fixed-income securities acquired by the Fund through the purchase of common stocks under the circumstances described in the preceding paragraph are subject to the general credit risks and interest rate risks to which all fixed-income securities purchased by the Fund are subject. Such securities generally will be rated Baa/BBB or lower as are the other high yield, high risk fixed income securities in which the Fund may invest. In addition, since corporations involved in takeover situations are often highly leveraged, that factor will be evaluated by the Investment Manager as part of its credit risk determination with respect to the purchase of particular common stocks for the Fund's investment portfolio. In the event the Fund purchases common stock of a corporation in anticipation of a transaction (pursuant to which the common stock is to be exchanged for fixed-income securities) which fails to take place, the Investment Manager will continue to hold such common stocks for the Fund's portfolio only if it determines that continuing to hold such common stock under those circumstances is consistent with the Fund's investment objectives.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Investment Manager also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

     The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of

OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities include:

     U.S. or Foreign Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grades by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may invest up to 25% of its total assets in reverse repurchase agreements and dollar rolls.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.

     The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1.   As a primary objective, seek a high level of current income.

     2. As a secondary objective, seek to maximize total return but only to the extent consistent with its primary objective.

     The Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that the Fund will invest at least 25% of its total assets in Mortgage-Backed Securities under normal market conditions. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     6. Purchase or sell commodities except, the Fund may purchase or sell (write) futures contracts and related options thereon.

     7. Borrow money in excess of 331|M/3% of the Fund's total assets (including the proceeds of the borrowings).

     8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

     10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

     11.  Make short sales of securities.

     12. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     14. Invest for the purpose of exercising control or management of any other issuer.

     15. Invest more than 5% of its net assets in warrants, including not more than 2% of such assets which are not listed on the New York or American Stock Exchange. However, warrants acquired by the Fund in units or attached to other securities may be deemed to be without value.

     16. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to Mortgage-Backed and Asset-Backed Securities or to any obligation of the United States Government, its agencies or instrumentalities.

     17. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 97 such funds as of the calendar year ended December 31, 2000), are shown below.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Michael Bozic (59) ........................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; formerly Vice Chairman of
c/o Mayer, Brown & Platt                      Kmart Corporation (December 1998-October
Counsel to the Independent Trustees           2000), formerly Chairman and Chief Executive
1675 Broadway                                 Officer of Levitz Furniture Corporation (November
New York, New York                            1995-November 1998) and President and Chief
                                              Executive Officer of Hills Department Stores (May
                                              1991-July 1995); formerly variously Chairman,
                                              Chief Executive Officer, President and Chief
                                              Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.;
                                              Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (67) ..............   Chairman, Director or Trustee, and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee           formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Dean Witter Reynolds;
                                              Chairman and Director of the Transfer Agent;
                                              formerly Director and/or officer of various MSDW
                                              subsidiaries (until June 1998).

Edwin J. Garn (68) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator (R-
c/o Summit Ventures LLC                       Utah)(1974-1992) and Chairman, Senate Banking
1 Utah Center                                 Committee (1980-1986); formerly Mayor of Salt
201 S. Main Street                            Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                          Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the Utah
                                              Regional Advisory Board of Pacific Corp.; member
                                              of the board of various civic and charitable
                                              organizations.

Wayne E. Hedien (66) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Mayer, Brown & Platt                      Inc. (private mortgage insurance); Trustee and
Counsel to the Independent Trustees           Vice Chairman of The Field Museum of Natural
1675 Broadway                                 History; formerly associated with the Allstate
New York, New York                            Companies (1966-1994), most recently as
                                              Chairman of The Allstate Corporation (March 1993-
                                              December 1994) and Chairman and Chief
                                              Executive Officer of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July 1989-December
                                              1994); director of various other business and
                                              charitable organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
James F. Higgins* (52) ....................   Chairman of the Private Client Group of MSDW
Trustee                                       (since August 2000); Director of the Transfer Agent
Two World Trade Center                        and Dean Witter Realty Inc.; Director or Trustee of
New York, New York                            the Morgan Stanley Dean Witter Funds (since
                                              June 2000); previously President and Chief
                                              Operating Officer of the Private Client Group of
                                              MSDW (May 1999-August-2000), President and
                                              Chief Operating Officer of Individual Securities of
                                              MSDW (February 1997-May 1999), President and
                                              Chief Operating Officer of Dean Witter Securities
                                              of MSDW (1995-February 1997), and President
                                              and Chief Operating Officer of Dean Witter
                                              Financial (1989-1995) and Director (1985-1997) of
                                              Dean Witter Reynolds.

Dr. Manuel H. Johnson (51) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer), Independence
                                              Standards Board (private sector organization
                                              governing independence of auditors) and NVR,
                                              Inc. (home construction); Chairman and Trustee of
                                              the Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System and
                                              Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (64) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice
New York, New York                            President, Bankers Trust Company and BT Capital
                                              Corporation; director of various business
                                              organizations.

Philip J. Purcell* (57) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various
                                              MSDW subsidiaries.

John L. Schroeder (70) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens
Counsel to the Independent Trustees           Communications Company; (telecommunication
1675 Broadway                                 company); formerly Executive Vice President and
New York, New York                            Chief Investment Officer of the Home Insurance
                                              Company (August 1991-September 1995).

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Mitchell M. Merin (47) ....................   President and Chief Operating Officer of Asset
President                                     Management of MSDW (since December 1998);
Two World Trade Center                        President and Director (since April 1997) and Chief
New York, New York                            Executive Officer (since June 1998) of the
                                              Investment Manager and MSDW Services
                                              Company; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June 1998);
                                              Chairman and Chief Executive Officer (since June
                                              1998) and Director (since January 1998) of the
                                              Transfer Agent; Director of various MSDW
                                              subsidiaries; President of the Morgan Stanley Dean
                                              Witter Funds (since May 1999); Trustee of various
                                              Van Kampen investment companies (since
                                              December 1999); previously Chief Strategic Officer
                                              of the Investment Manager and MSDW Services
                                              Company and Executive Vice President of the
                                              Distributor (April 1997-June 1998), Vice President
                                              of the Morgan Stanley Dean Witter Funds (May
                                              1997-April 1999), and Executive Vice President of
                                              Dean Witter, Discover & Co.

Barry Fink (45) ...........................   General Counsel (since May 2000) and Managing
Vice President,                               Director (since December 2000) of Asset Management
Secretary and General Counsel                 of MSDW; Executive Vice President (since
Two World Trade Center                        December 1999) and Secretary and General Counsel
New York, New York                            (since February 1997) and Director (since July 1998)
                                              of the Investment Manager and MSDW Services Company;
                                              Vice President, Secretary and General Counsel of the
                                              Morgan Stanley Dean Witter Funds (since February 1997);
                                              Vice President and Secretary of the Distributor;
                                              previously, Senior Vice President (March 1997-December
                                              1999), First Vice President; Assistant Secretary and
                                              Assistant General Counsel of the Investment Manager and
                                              MSDW Services Company.

W. David Armstrong (42) ...................   Managing Director of the Investment Manager and
Vice President                                Managing Director and member of the Interest
Two World Trade Center                        Rate Research Team of Miller Anderson &
New York, New York                            Sherrerd, LLP ("MAS") an affiliate of the Investment
                                              Manager; previously Senior Vice President of
                                              Lehman Brothers (April 1995-February 1998). Vice
                                              President of various Morgan Stanley Dean Witter
                                              Funds.

Stephen F. Esser (36) .....................   Managing Director of the Investment Manager and
Vice President                                Managing Director and member of the Interest
Two World Trade Center                        Rate Research Team of MAS, an affiliate of the
New York, New York                            Investment Manager; Vice President of various
                                              Morgan Stanley Dean Witter Funds.

Paul F. O'Brien (44) ......................   Principal of the Investment Manager and Principal
Vice President                                and member of the Interest Rate Research Team
Two World Trade Center                        of MAS; previously an economist at JP Morgan,
New York, New York                            London (January 1994-January 1996). Vice
                                              President of various Morgan Stanley Dean Witter
                                              Funds.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Thomas F. Caloia (54) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds.

----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent are Vice Presidents of the Fund.

     In addition, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, Marilyn K. Cranney and Todd Lebo, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended October 31, 2000.


                               FUND COMPENSATION

                                              AGGREGATE
                                            COMPENSATION
NAME OF INDEPENDENT TRUSTEE                 FROM THE FUND
---------------------------                 -------------
Michael Bozic ..........................       $1,500
Edwin J. Garn ..........................        1,550
Wayne E. Hedien ........................        1,550
Dr. Manuel H. Johnson ..................        2,300
Michael E. Nugent ......................        2,050
John L. Schroeder ......................        2,000

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                     TOTAL CASH
                                    COMPENSATION
                                   FOR SERVICES TO
                                      97 MORGAN
                                    STANLEY DEAN
NAME OF INDEPENDENT TRUSTEE         WITTER FUNDS
---------------------------        ---------------
Michael Bozic .................       $146,917
Edwin J. Garn .................        151,717
Wayne E. Hedien ...............        151,567
Dr. Manuel H. Johnson .........        223,655
Michael E. Nugent .............        199,759
John L. Schroeder .............        194,809

     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 2000 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of October 31, 2000 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 2000.


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                               FOR ALL ADOPTING FUNDS
                           ------------------------------
                                                                                ESTIMATED ANNUAL
                                                          RETIREMENT BENEFITS       BENEFITS
                               ESTIMATED                  ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                            CREDITED YEARS    ESTIMATED   ------------------- --------------------
                             OF SERVICE AT    PERCENTAGE             BY ALL               FROM ALL
NAME OF                       RETIREMENT     OF ELIGIBLE   BY THE   ADOPTING   FROM THE   ADOPTING
INDEPENDENT TRUSTEE          (MAXIMUM 10)    COMPENSATION   FUND      FUNDS      FUND      FUNDS
-------------------------- ---------------- ------------- -------- ---------- ---------- ---------
Michael Bozic ............        10             60.44%    $  358   $20,001     $  937    $52,885
Edwin J. Garn ............        10             60.44        576    29,348        938     52,817
Wayne E. Hedien ..........         9             51.37        679    37,886        796     44,952
Dr. Manuel H. Johnson.....        10             60.44        373    21,187      1,390     77,817
Michael E. Nugent ........        10             60.44        664    36,202      1,239     69,506
John L. Schroeder ........         8             50.37      1,096    65,337        969     53,677

----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 21.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of December 7, 2000: Mitteldorf Family Trust, Harriet Mitteldorf Trustee c/o Mike Tinkler U/A 10/30, 33 Beverly Ave, Landsdowne, PA 19050-2705 - 22.308%; Leo Sewell & Barbara Sewell Tencom c/o Michael Tinkler, 33 Beverly Ave, Landsdowne, PA 19050-2705 - 8.311%; Vital Spark Foundation, Harriet Mitteldorf, c/o Michael Tinkler, 33 Beverly Ave, Landsdowne, PA 19050-2705 - 7.810%. The following owned 5% or more of the oustanding Class D shares of the Fund as of December 7, 2000: Lorraine Burton Marran SUCC Trustee FBO Florence Eckel Burton REV TR dated 12-10-85, 505 Kubin Court, Califon, NJ 07830-4116 - 8.789%; Dean Witter Reynolds Custodian For Calvin D. Wilkerson IRA Standard dated 8/11/00, 1502 Pacific Grove Lane, Katy, TX 77494-2830 - 6.390% and Dean Witter Reynolds, Custodian For William S. Clark Jr. IRA Rollover dated 1/14/00, 5690 Worthington Road, Doylestown, PA 18901-9115 - 5.074%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.40% of the net assets of the Fund, determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 1998, 1999 and 2000, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $4,031,496, $4,056,513 and $2,991,996, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                               2000                    1999                   1998
                      -------------------     -------------------     -------------------
Class A ...........   FSCs:(1) $   25,418     FSCs:(1) $   59,153     FSCs:(1) $  121,078
                      CDSCs:   $      985     CDSCs:   $    9,748     CDSCs:   $        0
Class B ...........   CDSCs:   $1,650,129     CDSCs:   $1,855,516     CDSCs:   $1,499,828
Class C. ..........   CDSCs:   $   10,280     CDSCs:   $   18,712     CDSCs:   $   13,622

----------
(1)   FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 2000, of $6,043,295. This amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended October 31, 2000, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $35,950 and $141,669, respectively, which amounts are equal to 0.20% and 0.85% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or MSDW's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Dean Witter Choice Program the Investment Manager compensates Dean Witter Reynolds Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Dean Witter Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or MSDW's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2000 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $65,145,985 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 8.72% ($5,678,255)-advertising and promotional expenses; (ii) 0.49% ($318,699)-printing of prospectuses for distribution to other than current shareholders; and (iii) 90.79% ($59,149,031)-other expenses, including the gross sales credit and the carrying charge, of which 6.18% ($3,653,957) represents carrying charges, 38.84% ($22,974,961) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.97% ($32,520,113) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 2000 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $12,579,635 as of October 31, 2000 (the end of the Fund's fiscal year), which was equal to 2.22% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $1,204 in the case of Class C at December 31, 1999 (end of the calendar year), which amount was equal to 0.01% of the net assets of Class C on such date and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

  (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian for the portion of the Fund's assets in groupings 2 and 3 in the Fund's Prospectus. The Chase Manhattan Bank, One Chase Plaza, New York, NY 10005 is the Custodian for the portion of the Fund's assets in grouping 1 in the Prospectus. As Custodian, The Chase Manhattan Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with either Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid a total of $25,846, $0 and $0, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

     During the fiscal years ended October 31, 1998, 1999 and 2000, the Fund did not effect any principal transactions with Dean Witter Reynolds.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid no brokerage commissions to either Dean Witter Reynolds or Morgan Stanley & Co.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager or any of its affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended October 31, 2000, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended October 31, 2000, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communication with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees; and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gain or loss.

Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and re-acquired on January 1, 2001. A shareholder making such election may realize capital gains or losses. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended October 31, 2000, the yield, calculated pursuant to the formula described above, was approximately 12.20%, 12.09%, 12.08% and 12.91% for Class A, Class B, Class C and Class D, respectively.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and the life of the Fund periods ended October 31, 2000 were -11.52%, 1.31% and 3.63%, respectively. The average annual total returns of Class A for the fiscal year ended October 31, 2000 and for the period July 28, 1997 (inception of the Class) through October 31, 2000 were -10.62% and -2.22%, respectively. The average annual total returns of Class C for the fiscal year ended October 31, 2000 and for the period July 28, 1997 (inception of the Class) through October 31, 2000 were -7.97% and -1.50%, respectively. The average annual total returns of Class D for the fiscal year ended October 31, 2000 and for the period July 28, 1997 (inception of the Class) through October 31, 2000 were -6.20% and -0.62%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and the life of the Fund periods ended October 31, 2000, were -7.24%, 1.58% and 3.63%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -6.66% and -0.91%, respectively, the average annual total returns of Class C for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -7.12% and -1.50%, respectively, and the average annual total returns of Class D for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -6.20% and -2.00%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year, five year and the life of the Fund periods ended October 31, 2000, were -7.24%, 8.16% and 35.75%, respectively. Based on the foregoing calculation, the total returns of Class A for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -6.66% and -2.94%, respectively, the total returns of Class C for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -7.12% and -4.82%, respectively, and the total returns of Class D for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -6.20% and -0.62%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown or declined to the following amounts at October 31, 2000:

                                    INVESTMENT AT INCEPTION OF:
                                 ----------------------------------
                    INCEPTION
CLASS                 DATE:       $10,000     $50,000     $100,000
-----                 -----       -------     -------     --------
Class A .........    07/28/97     $9,294      $46,831     $94,391
Class B .........    04/09/92     13,575       67,875     135,750
Class C .........    07/28/97      9,518       47,590      95,180
Class D .........    07/28/97      9,800       49,000      98,000

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 2000 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000


      PRINCIPAL
      AMOUNT IN                                                       COUPON      MATURITY
      THOUSANDS                                                        RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                         GOVERNMENT & CORPORATE BONDS (92.4%)
                         FOREIGN (27.8%)
                         AUSTRALIA (0.0%)
                         Cable/Satellite TV
$            12,468      Australis Holdings Property
                         Ltd. (a) ................................     15.00++%    11/01/02     $    124,680
                 90      Australis Media Ltd. (a) (c) ............     15.75       05/15/03              903
              4,700      Australis Media Ltd. (Units)|P^ (a) (c)
                                                                       15.75       05/15/03           47,000
                                                                                                ------------
                         TOTAL AUSTRALIA ....................................................        172,583
                                                                                                ------------
                         CANADA (3.0%)
                         Beverages - Non-Alcoholic (0.7%)
              5,500      Sparkling Spring Water ..................     11.50       11/15/07        4,290,000
                                                                                                ------------
                         Consumer/Business Services (0.2%)
              1,300      MDC Communication Corp. .................     10.50       12/01/06        1,183,000
                                                                                                ------------
                         Electronics/Appliances (0.0%)
             12,061      International Semi-Tech
                         Microelectronics, Inc. (a) (c) ..........     11.50       08/15/03          120,610
                                                                                                ------------
                         Government Obligations (1.9%)
CAD          14,150      Canada Government Bond ..................      5.50       09/01/02        9,230,664
              1,141      Ontario (Province of) ...................     11.125      02/14/01        1,672,702
                                                                                                ------------
                                                                                                  10,903,366
                                                                                                ------------
                         Specialty Telecommunications (0.2%)
$             1,300      Worldwide Fiber Inc. ....................     12.00       08/01/09        1,027,000
                                                                                                ------------
                         TOTAL CANADA .......................................................     17,523,976
                                                                                                ------------
                         DENMARK (5.6%)
                         Government Obligations
DKK         182,000      Denmark (Kingdom of) ....................      9.00       11/15/00       20,791,160
            106,000      Denmark (Kingdom of) (b) ................      8.00       11/15/01       12,375,193
                                                                                                ------------
                         TOTAL DENMARK ......................................................     33,166,353
                                                                                                ------------
                         FINLAND (2.3%)
                         Government Obligation
GBP           9,100      Finland (Republic of) ...................      8.00       04/07/03       13,668,506
                                                                                                ------------
                         GERMANY (3.0%)
                         Government Obligations
EUR          15,500      Deutschland Republic ....................      6.00       09/15/03       13,453,791
              5,000      Germany (Republic of) ...................      8.00       07/22/02        4,438,475
                                                                                                ------------
                         TOTAL GERMANY ......................................................     17,892,266
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


       PRINCIPAL
       AMOUNT IN                                                      COUPON      MATURITY
       THOUSANDS                                                       RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                          NETHERLANDS (6.9%)
                          Government Obligations (6.7%)
GBP            9,100      BK Nederlandse .........................      7.00 %     12/20/02     $ 13,367,440
EUR           13,500      Netherlands Government Bond (b).........      8.50       03/15/01       11,588,941
              17,750      Netherlands (Kingdom of) ...............      5.75       09/15/02       15,222,240
                                                                                                ------------
                                                                                                  40,178,621
                                                                                                ------------
                          Specialty Telecommunications (0.2%)
$              1,300      Versatel Telecom International NV.......     13.25       05/15/08          994,500
                                                                                                ------------
                          TOTAL NETHERLANDS .................................................     41,173,121
                                                                                                ------------
                          NORWAY (2.6%)
                          Government Obligation
NOK          136,570      Norway Government Bond (b) .............      9.50       10/31/02       15,327,185
                                                                                                ------------
                          SWEDEN (2.7%)
                          Government Obligation
SEK          160,000      Swedish Government Bond (b) ............      5.50       04/12/02       16,215,499
                                                                                                ------------
                          UNITED KINGDOM (1.7%)
                          Cellular Telephone (0.1%)
$              2,000      Dolphin Telecom PLC ....................     11.50 ++    06/01/08          400,000
               3,500      Dolphin Telecom PLC ....................     14.00 ++    05/15/09          525,000
                                                                                                ------------
                                                                                                     925,000
                                                                                                ------------
                          Major Banks (1.4%)
GBP            5,600      Abbey National Treasury
                          Service (b) ............................      7.125      03/14/01        8,135,251
                                                                                                ------------
                          Specialty Telecommunications (0.2%)
$              1,200      Esprit Telecom Group PLC ...............     11.50       12/15/07          276,000
               3,600      Esprit Telecom Group PLC ...............     10.875      06/15/08          828,000
                                                                                                ------------
                                                                                                   1,104,000
                                                                                                ------------
                          TOTAL UNITED KINGDOM ..............................................     10,164,251
                                                                                                ------------
                          TOTAL FOREIGN (Cost $210,822,610) .................................    165,303,740
                                                                                                ------------
                          UNITED STATES (64.6%)
                          CORPORATE BONDS (28.8%)
                          Advertising/Marketing Services (0.5%)
               3,200      Interep National Radio Sales Inc. ......     10.00       07/01/08        2,720,000
                                                                                                ------------
                          Aerospace & Defense (0.5%)
               1,300      Loral Space & Communications Ltd........      9.50       01/15/06          936,000
               2,700      Sabreliner Corp. - 144A* ...............     11.00       06/15/08        2,234,250
                                                                                                ------------
                                                                                                   3,170,250
                                                                                                ------------
                          Broadcast/Media (0.5%)
               3,800      Tri-State Outdoor Media Group,
                          Inc. ...................................     11.00       05/15/08        3,230,000
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


      PRINCIPAL
      AMOUNT IN                                                     COUPON      MATURITY
      THOUSANDS                                                      RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                        Broadcasting (0.1%)
$            1,200      XM Satellite Radio Holdings Inc. ........      14.00%    03/15/10     $    816,000
                                                                                              ------------
                        Cable/Satellite TV (0.2%)
             3,000      Knology Holdings Inc. ...................     11.875++   10/15/07        1,350,000
                                                                                              ------------
                        Casino/Gambling (1.8%)
            12,740      Aladdin Gaming Holdings/Capital
                        Corp. LLC (Series B) ....................     13.50++    03/01/10        5,733,000
             8,900      Fitzgeralds Gaming Corp.
                        (Series B) (c) ..........................     12.25      12/15/04        4,717,000
                                                                                              ------------
                                                                                                10,450,000
                                                                                              ------------
                        Cellular Telephone (1.5%)
             1,400      Dobson/Sygnet Communications ............     12.25      12/15/08        1,379,000
             7,300      McCaw International Ltd. ................     13.00++    04/15/07        5,146,500
             1,500      Tritel PCS Inc. .........................     12.75++    05/15/09          967,500
             1,500      Triton Communications LLC ...............     11.00++    05/01/08        1,136,250
                                                                                              ------------
                                                                                                 8,629,250
                                                                                              ------------
                        Commercial Printing/Forms (0.0%)
             2,700      Premier Graphics Inc. (a) (c) ...........     11.50      12/01/05          189,000
                                                                                              ------------
                        Consumer/Business Services (0.9%)
             1,200      Anacomp, Inc. (Series B) (c) ............     10.875     04/01/04          216,000
             1,100      Anacomp, Inc. (Series D) (c) ............     10.875     04/01/04          198,000
             6,750      Comforce Operating, Inc. ................     12.00      12/01/07        3,510,000
             1,500      Muzak LLC ...............................      9.875     03/15/09        1,320,000
                                                                                              ------------
                                                                                                 5,244,000
                                                                                              ------------
                        Containers/Packaging (1.5%)
             1,100      Berry Plastics Corp. ....................     12.25      04/15/04        1,001,000
             5,650      Envirodyne Industries, Inc. .............     10.25      12/01/01        4,463,500
             3,500      Packaging Resources, Inc. (c) ...........     11.625     05/01/03        3,430,000
                                                                                              ------------
                                                                                                 8,894,500
                                                                                              ------------
                        Diversified Manufacturing (0.7%)
             1,400      Eagle-Picher Industries, Inc. ...........      9.375     03/01/08        1,169,000
             2,588      Jordan Industries, Inc. (Series B) ......     11.75++    04/01/09        1,630,440
             1,800      Jordan Industries, Inc. .................     10.375     08/01/07        1,620,000
                                                                                              ------------
                                                                                                 4,419,440
                                                                                              ------------
                        Drugstore Chains (0.1%)
             1,700      Rite Aid Corp. ..........................      7.70      02/15/27          340,000
                                                                                              ------------
                        Electronic Distributors (0.0%)
             5,600      CHS Electronics, Inc. (a) (c) ...........      9.875     04/15/05          112,000
                                                                                              ------------
                        Electronic Equipment/Instruments (0.3%)
             2,700      High Voltage Engineering, Inc. ..........     10.75      08/15/04        1,755,000
                                                                                              ------------
                        Electronics/Appliances (0.2%)
             1,400      Windmere-Durable Holdings, Inc. .........     10.00      07/31/08        1,260,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


      PRINCIPAL
      AMOUNT IN                                                       COUPON      MATURITY
      THOUSANDS                                                        RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                         Environmental Services (0.4%)
$          2,500         Allied Waste North America, Inc.
                         (Series B) ..............................     10.00 %     08/01/09     $  2,162,500
                                                                                                ------------
                         Financial Conglomerates (1.0%)
GBP        4,200         General Electric Capital Corp. (b) ......      6.625      03/16/01        6,088,373
                                                                                                ------------
                         Food Distributors (0.4%)
$          1,300         Fleming Companies, Inc. (Series B).......     10.625      07/31/07          975,000
           1,300         Volume Services of America Inc. .........     11.25       03/01/09        1,176,500
                                                                                                ------------
                                                                                                   2,151,500
                                                                                                ------------
                         Food Retail (0.5%)
           2,250         Big V Supermarkets, Inc.
                         (Series B) ..............................     11.00       02/15/04        1,530,000
             850         Eagle Food Centers, Inc. ................     11.00       04/15/05          425,000
           2,367         Pueblo Xtra International, Inc.
                         (Series C) ..............................      9.50       08/01/03        1,112,490
                                                                                                ------------
                                                                                                   3,067,490
                                                                                                ------------
                         Food: Specialty/Candy (0.5%)
          44,552         SFAC New Holdings Inc. (d) ..............     13.00++     06/15/09        2,673,103
                                                                                                ------------
                         Hotels/Resorts (0.1%)
           2,700         Epic Resorts LLC (Series B) .............     13.00       06/15/05          810,000
                                                                                                ------------
                         Household/Personal Care (0.3%)
           2,015         J.B. Williams Holdings, Inc. ............     12.00       03/01/04        1,974,700
                                                                                                ------------
                         Industrial Specialties (0.8%)
           1,300         Cabot Safety Corp. ......................     12.50       07/15/05        1,293,500
           1,800         Indesco International Inc. ..............      9.75       04/15/08          450,000
           1,000         International Wire Group, Inc.
                         (Series B) ..............................     11.75       06/01/05          995,000
           2,250         Outsourcing Services Group, Inc.
                         (Series B) ..............................     10.875      03/01/06        1,800,000
                                                                                                ------------
                                                                                                   4,538,500
                                                                                                ------------
                         International Banks (0.8%)
GBP        3,061         KFW International Finance (b) ...........     10.625      09/03/01        4,582,969
                                                                                                ------------
                         Internet Software/Services (0.4%)
$          2,600         Globix Corp. - 144A* ....................     12.50       02/01/10        1,430,000
           1,700         PSINET, Inc. ............................     11.00       08/01/09          850,000
                                                                                                ------------
                                                                                                   2,280,000
                                                                                                ------------
                         Major Banks (0.2%)
GBP        1,000         Morgan Guaranty Trust Corp. .............      7.375      12/28/01        1,462,748
                                                                                                ------------
                         Medical Specialties (0.7%)
$          5,100         Mediq Inc./PRN Life Support
                         Services Inc. (c) .......................     11.00       06/01/08          153,000
           5,400         Universal Hospital Services, Inc. .......     10.25       03/01/08        3,888,000
                                                                                                ------------
                                                                                                   4,041,000
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


     PRINCIPAL
     AMOUNT IN                                                        COUPON      MATURITY
     THOUSANDS                                                         RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                       Medical/Nursing Services (0.6%)
$           5,250      Pediatric Services of America, Inc.
                       (Series A) ................................     10.00 %     04/15/08     $  3,675,000
                                                                                                ------------
                       Office Equipment/Supplies (0.7%)
            6,890      Mosler, Inc. ..............................     11.00       04/15/03        4,134,000
                                                                                                ------------
                       Other Consumer Specialties (0.8%)
            5,800      Samsonite Corp. ...........................     10.75       06/15/08        4,524,000
                                                                                                ------------
                       Restaurants (1.5%)
           48,756      American Restaurant Group
                       Holdings, Inc. - 144A* (d) ................      0.00       12/15/05        6,338,267
            5,200      FRD Acquisition Corp. (Series B) ..........     12.50       07/15/04        1,872,000
            1,300      Friendly Ice Cream Corp. ..................     10.50       12/01/07          871,000
                                                                                                ------------
                                                                                                   9,081,267
                                                                                                ------------
                       Retail - Specialty (0.4%)
            1,300      Pantry, Inc. ..............................     10.25       10/15/07        1,202,500
            1,700      Petro Stopping Centers L.P. ...............     10.50       02/01/07        1,445,000
                                                                                                ------------
                                                                                                   2,647,500
                                                                                                ------------
                       Specialty Telecommunications (3.2%)
            6,500      Birch Telecom Inc. ........................     14.00       06/15/08        3,900,000
            3,000      DTI Holdings Inc. (Series B) ..............     12.50++     03/01/08        1,020,000
           16,300      Firstworld Communications, Inc. ...........     13.00++     04/15/08        3,586,000
            1,500      Pac-West Telecommunications
                       Group, Inc. ...............................     13.50       02/01/09        1,335,000
            2,300      Primus Telecommunications Group,
                       Inc. ......................................     12.75       10/15/09        1,173,000
            2,700      Primus Telecommunications Group,
                       Inc. (Series B) ...........................      9.875      05/15/08        1,377,000
            3,800      Viatel, Inc. ..............................     11.25       04/15/08        1,976,000
              800      Viatel, Inc. ..............................     11.50       03/15/09          416,000
            6,400      World Access, Inc. (d) ....................     13.25       01/15/08        4,480,000
                                                                                                ------------
                                                                                                  19,263,000
                                                                                                ------------
                       Telecommunications (3.3%)
            2,400      CapRock Communications Corp. ..............     11.50       05/01/09        2,310,000
            1,400      CapRock Communications Corp.
                       (Series B) ................................     12.00       07/15/08        1,368,500
            1,500      Covad Communications Group, Inc.                12.50       02/15/09          780,000
            5,900      e. Spire Communications, Inc. .............     13.75       07/15/07        3,186,000
            1,500      Focal Communications Corp.
                       (Series B) ................................    12.125++     02/15/08          750,000
            1,300      Hyperion Telecommunication, Inc.
                       (Series B) ................................     12.25       09/01/04        1,105,000
           28,500      In-Flight Phone Corp. (Series B) ..........     14.00       05/15/02        1,425,000
            1,300      Level 3 Communications, Inc. ..............      9.125      05/01/08        1,053,000
            1,000      MGC Communications, Inc. ..................     13.00       04/01/10          610,000
            1,300      NextLink Communications LLC ...............     10.75       06/01/09        1,144,000
            5,400      Rhythms Netconnections, Inc. ..............     12.75       04/15/09        2,592,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


     PRINCIPAL
     AMOUNT IN                                                        COUPON       MATURITY
     THOUSANDS                                                         RATE          DATE           VALUE
-------------------------------------------------------------------------------------------------------------
$           1,200      Startec Global Communications
                       Corp. .....................................     12.00 %      05/15/08     $    720,000
            3,000      Talton Holdings, Inc. (Series B) ..........     11.00        06/30/07        2,490,000
                                                                                                 ------------
                                                                                                   19,533,500
                                                                                                 ------------
                       Truck/Construction/Farm Machinery (0.4%)
            2,800      J.B. Poindexter & Co., Inc. ...............     12.50        05/15/04        2,604,000
                                                                                                 ------------
                       Wireless Communications (3.0%)
           11,300      Advanced Radio Telecom Corp. ..............     14.00        02/15/07        6,780,000
              900      Arch Escrow Corp. .........................     13.75        04/15/08          540,000
           21,800      CellNet Data Systems Inc. (a) .............     14.00++      10/01/07          109,000
            1,000      Globalstar LP/Capital Corp. ...............     10.75        11/01/04          150,000
            1,850      Globalstar LP/Capital Corp. ...............     11.50        06/01/05          277,500
            3,500      Orbcomm Global LP/Capital
                       Corp. (a) (c) .............................     14.00        08/15/04          525,000
            4,600      Paging Network, Inc. (a) (c) ..............     10.125       08/01/07          966,000
            8,300      Paging Network, Inc. (a) (c) ..............     10.00        10/15/08        1,743,000
            5,850      USA Mobile Communications
                       Holdings, Inc. ............................     14.00        11/01/04        4,446,000
            1,800      Winstar Communications, Inc. -
                       144A* .....................................      0.00        04/15/10          567,000
            2,400      Winstar Communications, Inc. -
                       144A* .....................................     12.75        04/15/10        1,728,000
                                                                                                 ------------
                                                                                                   17,831,500
                                                                                                 ------------
                       TOTAL CORPORATE BONDS
                       (Cost $288,431,367)....................................................    171,706,090
                                                                                                 ------------
                       MORTGAGE-BACKED SECURITIES (26.0%)
                       Federal Home Loan Mortgage Corp. (0.4%)
            1,646      ...........................................      7.00        04/01/04        1,642,906
              689      ...........................................      8.00        10/01/24          697,880
                                                                                                 ------------
                                                                                                    2,340,786
                                                                                                 ------------
                       Federal National Mortgage Assoc. (13.1%)
           29,437      ...........................................      6.00        02/01/11-
                                                                                    04/01/28       28,126,924
           29,085      ..........................................       6.50        11/01/08-
                                                                                    11/01/23       28,140,138
            4,609      ..........................................       7.00        10/01/08-
                                                                                    04/01/17        4,534,000
            8,638      ..........................................       7.50        11/01/22        8,624,800
            2,815      ..........................................       8.00        10/01/01-
                                                                                    06/01/22        2,847,048
            5,225      ..........................................       8.50        07/01/17        5,336,053
                                                                                                 ------------
                                                                                                   77,608,963
                                                                                                 ------------
                       Government National Mortgage Assoc. (12.5%)
           21,399      ..........................................       6.00        10/15/23       20,162,028
           21,831      ..........................................       6.50        11/20/23-
                                                                                    02/15/26       21,051,936

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


      PRINCIPAL
      AMOUNT IN                                            COUPON     MATURITY
      THOUSANDS                                             RATE        DATE            VALUE
---------------------------------------------------------------------------------------------------
$            11,590       ...............................  7.00%       12/15/22-
                                                                       06/20/29      $ 11,387,165
             17,439       ...............................  7.50        05/15/17-
                                                                       11/15/06        17,493,243
              3,348       ...............................  8.00        01/15/22         3,402,357
              1,132       ...............................  8.50        10/15/24         1,160,523
                                                                                     ------------
                                                                                       74,657,252
                                                                                     ------------
                         TOTAL MORTGAGE-BACKED SECURITIES
                         (Cost $157,748,277)......................................    154,607,001
                                                                                     ------------
                         U.S. GOVERNMENT AGENCIES & OBLIGATIONS (9.8%)
                         Federal Home Loan Banks (b) (2.0%)
              5,000       ...............................  6.37        09/25/07         4,894,450
              5,000       ...............................  6.385       10/23/07         4,897,800
              2,000       ................................ 5.45        01/12/09         1,833,260
                                                                                     ------------
                                                                                       11,625,510
                                                                                     ------------
                         Federal Home Loan Mortgage Corp. (2.3%)
              3,000       ................................ 5.75        04/15/08         2,837,910
             15,000       ................................ 0.00        07/02/12-
                                                                       08/15/02        10,877,850
                                                                                     ------------
                                                                                       13,715,760
                                                                                     ------------
                         Federal National Mortgage Assoc. (b)
                         (3.5%)
GBP           9,000       ................................ 6.875       06/07/02        13,178,201
AUD           6,340       ................................ 6.50        07/10/02         3,293,153
$             6,000      Principal Strips ................ 0.00        02/12/04-
                                                                       02/01/05         4,607,560
                                                                                     ------------
                                                                                       21,078,914
                                                                                     ------------
             13,475      Financing Corp. (1.7%) .......... 0.00        03/07/05-
                                                                       04/06/06         9,885,508
                                                                                     ------------
              2,320      Tennessee Valley Authority (0.3%) 0.00        01/15/03         2,010,651
                                                                                     ------------
                         TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                         (Cost $88,058,776).......................................     58,316,343
                                                                                     ------------
                         TOTAL UNITED STATES
                         (Cost $534,238,420)......................................    384,629,434
                                                                                     ------------
                         TOTAL GOVERNMENT & CORPORATE BONDS
                         (Cost $745,061,030)......................................    549,933,174
                                                                                     ------------


  NUMBER OF
   SHARES
   ------
                         COMMON STOCKS (e) (0.2%)
                         Apparel/Footwear Retail (0.0%)
 1,310,596               County Seat Stores, Inc. (d) ............................         11,795
                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


  NUMBER OF
   SHARES                                                                            VALUE
--------------------------------------------------------------------------------------------
               Casino/Gambling (0.0%)
    10,773     Fitzgerald Gaming Corp. (Class D)* ...........................   $         11
                                                                                ------------
               Food Retail (0.0%)
     6,435     Eagle Food Centers, Inc. .....................................          5,430
                                                                                ------------
               Food: Specialty/Candy (0.0%)
     2,423     SFAC New Holdings Inc. (d)* ..................................            606
   198,750     Specialty Foods Acquisition Corp. - 144A* ....................          1,988
                                                                                ------------
                                                                                       2,594
                                                                                ------------
               Hotels/Resorts (0.0%)
     2,000     Motels of America, Inc. - 144A* ..............................            500
                                                                                ------------
               Medical/Nursing Services (0.0%)
   512,862     Raintree Healthcare Corp. (d) ................................          4,616
                                                                                ------------
               Restaurants (0.0%)
     6,000     American Restaurant Group Holdings, Inc. - 144A* .............          1,500
                                                                                ------------
               Specialty Telecommunications (0.2%)
    37,335     Versatel Telecom International NV (Netherlands) (d) ..........        746,700
    20,110     World Access, Inc. (d) .......................................         98,036
                                                                                ------------
                                                                                     844,736
                                                                                ------------
               Textiles (0.0%)
   298,462     United States Leather, Inc. (d) ..............................          2,985
                                                                                ------------
               Wireless Communications (0.0%)
   196,000     FWT, Inc. (Class A) ..........................................          1,960
                                                                                ------------
               TOTAL COMMON STOCKS
               (Cost $19,171,388)............................................        876,127
                                                                                ------------
               CONVERTIBLE PREFERRED STOCKS (0.3%)
               Oil & Gas Production (0.0%)
       989     XCL Ltd.+ - 144A* ............................................            495
     5,000     XCL Ltd. (Units)#+ - 144A* ...................................          2,500
                                                                                ------------
                                                                                       2,995
                                                                                ------------
               Restaurants (0.1%)
     1,886     American Restaurant Group Holdings, Inc. (Series B)
               (Non-Conv.)+ .................................................        754,400
                                                                                ------------
               Wireless Communications (0.2%)
 1,960,000     FWT, Inc. (Series A) (Non-Conv.) .............................        980,000
                                                                                ------------
               TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost $11,257,977)............................................      1,737,395
                                                                                ------------


 NUMBER OF                                                       EXPIRATION
 WARRANTS                                                           DATE
 --------                                                           ----
             WARRANTS (e) (0.2%)
             Aerospace & Defense (0.0%)
   1,000     Sabreliner Corp. - 144A* .........................    04/15/03           10,000
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 NUMBER OF                                                          EXPIRATION
 WARRANTS                                                              DATE            VALUE
----------------------------------------------------------------------------------------------
             Broadcasting (0.0%)
   4,000     UIH Australia/Pacific Inc. ........................    05/15/06      $     60,000
   1,200     XM Satellite Radio Holdings Inc. ..................    03/15/10           168,000
                                                                                  ------------
                                                                                       228,000
                                                                                  ------------
             Casino/Gambling (0.0%)
  68,000     Aladdin Gaming Enterprises, Inc. - 144A* ..........    03/01/10               680
                                                                                  ------------
             Cellular Telephone (0.0%)
   5,300     McCaw International Ltd. - 144A* ..................    04/15/07           106,000
                                                                                  ------------
             Hotels/Resorts (0.0%)
   2,700     Epic Resorts LLC/Capital - 144A* ..................    06/15/05                27
                                                                                  ------------
             Restaurants (0.0%)
   1,500     American Restaurant Group Holdings, Inc. -
             144A* .............................................    08/15/08                15
                                                                                  ------------
             Specialty Telecommunications (0.2%)
   6,500     Birch Telecom Inc. - 144A* ........................    06/15/08           650,000
  15,000     DTI Holdings Inc. - 144A* .........................    03/01/08               150
  16,300     Firstworld Communications, Inc. - 144A* ...........    04/15/08           244,500
                                                                                  ------------
                                                                                       894,650
                                                                                  ------------
             Telecommunications (0.0%)
   1,200     Startec Global Communications Corp. - 144A* .......    05/15/08             1,200
                                                                                  ------------
             TOTAL WARRANTS
             (Cost $316,776).................................................        1,240,572
                                                                                  ------------


    PRINCIPAL
    AMOUNT IN                                         COUPON      MATURITY
    THOUSANDS                                          RATE         DATE
    ---------                                          ----         ----
                   SHORT-TERM INVESTMENTS (3.4%)
                   UNITED STATES
                   TIME DEPOSITS (f) (2.1%)
 NOK       59,063  Chase Manhattan Bank ..........   6.875%        11/02/00          6,358,411
 EUR        7,465  Chase Manhattan Bank ..........   4.70          11/03/00          6,338,570
                                                                                  ------------
                   TOTAL TIME DEPOSITS
                   (Cost $12,533,121)......................................         12,696,981
                                                                                  ------------
                   REPURCHASE AGREEMENT (1.3%)
  $         7,555  The Bank of New York (dated
                   10/31/00; proceeds $7,556,795) (g)
                    (Cost $7,555,444).............   6.44          11/01/00          7,555,444
                                                                                  ------------
                   TOTAL SHORT-TERM INVESTMENTS
                   (Cost $20,088,565)......................................         20,252,425
                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


                                                   VALUE
------------------------------------------------------------

       TOTAL INVESTMENTS
       (Cost $795,895,736) (h)         96.5%    $574,039,693

       OTHER ASSETS IN EXCESS OF
       LIABILITIES ...........          3.5       20,577,320
                                      -----     ------------
       NET ASSETS ............        100.0%    $594,617,013
                                      =====     ============


---------------------

 *   Resale is restricted to qualified institutional investors.
 # Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(c)  Non-income producing security; bond in default.
(d)  Acquired through exchange offer.
(e)  Non-income producing securities.
(f)  Subject to withdrawal restrictions until maturity.
(g) Collateralized by $7,562,416 U.S. Treasury Bill 6.25% due 07/31/02 valued at $7,706,571.
(h) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $11,396,154 and the aggregate gross unrealized depreciation is $233,252,197, resulting in net unrealized depreciation of $221,856,043.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2000:



                                                             UNREALIZED
    CONTRACTS TO          IN EXCHANGE        DELIVERY       APPRECIATION
      DELIVER                 FOR              DATE        (DEPRECIATION)
-------------------------------------------------------------------------
$         6,307,965    EUR 7,465,047       11/01/2000       $   30,607
EUR      15,946,000    $   13,379,013      11/27/2000         (177,957)
GBP       3,300,000    $    4,797,411      11/13/2000           10,307
GBP       1,615,235    $    2,348,956      11/30/2000            5,088
NOK      59,085,846    $    6,307,833      11/02/2000          (53,008)
                                                            ----------
         Net unrealized depreciation ................       $ (184,963)
                                                            ==========

Currency Abbreviations:
-----------------------

AUD     Australian Dollar.
GBP     British Pound.
CAD     Canadian Dollar.
DKK     Danish Krone.
EUR     Euro.
NOK     Norwegian Krone.
SEK     Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000


ASSETS:
Investments in securities, at value (cost $795,895,736)...................      $574,039,693
Unrealized appreciation on open forward foreign currency contracts .......            46,002
Cash .....................................................................        10,865,719
Receivable for:
   Interest ..............................................................        14,352,856
   Investments sold ......................................................         3,074,411
   Shares of beneficial interest sold ....................................           924,731
Prepaid expenses and other assets ........................................            49,889
                                                                                ------------
   TOTAL ASSETS ..........................................................       603,353,301
                                                                                ------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts .......           230,965
Payable for:
   Investments purchased .................................................         6,338,571
   Shares of beneficial interest repurchased .............................         1,372,626
   Plan of distribution fee ..............................................           445,329
   Investment management fee .............................................           214,041
Accrued expenses and other payables ......................................           134,756
                                                                                ------------
   TOTAL LIABILITIES .....................................................         8,736,288
                                                                                ------------
   NET ASSETS ............................................................      $594,617,013
                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................................      $868,179,632
Net unrealized depreciation ..............................................      (222,546,422)
Dividends in excess of net investment income .............................        (3,126,277)
Accumulated net realized loss ............................................       (47,889,920)
                                                                                ------------
   NET ASSETS ............................................................      $594,617,013
                                                                                ============
CLASS A SHARES:
Net Assets ...............................................................       $13,318,287
Shares Outstanding (unlimited authorized, $.01 par value).................         1,911,492
   NET ASSET VALUE PER SHARE .............................................             $6.97
                                                                                       =====
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 4.44% of net asset value) .......................             $7.28
                                                                                       =====
CLASS B SHARES:
Net Assets ...............................................................      $565,492,583
Shares Outstanding (unlimited authorized, $.01 par value) ................        81,046,617
   NET ASSET VALUE PER SHARE .............................................             $6.98
                                                                                       =====
CLASS C SHARES:
Net Assets ...............................................................       $14,312,911
Shares Outstanding (unlimited authorized, $.01 par value) ................         2,054,667
   NET ASSET VALUE PER SHARE .............................................             $6.97
                                                                                       =====
CLASS D SHARES:
Net Assets ...............................................................        $1,493,232
Shares Outstanding (unlimited authorized, $.01 par value).................           213,723
   NET ASSET VALUE PER SHARE .............................................             $6.99
                                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


NET INVESTMENT INCOME:
INTEREST INCOME ......................................................   $ 75,346,208
                                                                         ------------
EXPENSES
Plan of distribution fee (Class A shares) ............................         35,950
Plan of distribution fee (Class B shares) ............................      6,043,295
Plan of distribution fee (Class C shares) ............................        141,669
Investment management fee ............................................      2,991,996
Transfer agent fees and expenses .....................................        574,665
Registration fees ....................................................         99,365
Custodian fees .......................................................         95,416
Shareholder reports and notices ......................................         94,666
Professional fees ....................................................         77,919
Trustees' fees and expenses ..........................................         17,188
Other ................................................................         25,491
                                                                         ------------
   TOTAL EXPENSES ....................................................     10,197,620
                                                                         ------------
   NET INVESTMENT INCOME .............................................     65,148,588
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/(loss) on:
   Investments .......................................................    (40,481,232)
   Foreign exchange transactions .....................................      9,895,709
                                                                         ------------
   NET LOSS ..........................................................    (30,585,523)
                                                                         ------------
Net change in unrealized appreciation/depreciation on:
   Investments .......................................................    (82,907,458)
   Translation of forward foreign currency contracts, other assets and
     liabilities denominated in foreign currencies ...................     (1,425,031)
                                                                         ------------
   NET DEPRECIATION ..................................................    (84,332,489)
                                                                         ------------
   NET LOSS ..........................................................   (114,918,012)
                                                                         ------------
NET DECREASE .........................................................   $(49,769,424)
                                                                         ============



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                                FOR THE YEAR         FOR THE YEAR
                                                                    ENDED               ENDED
                                                              OCTOBER 31, 2000     OCTOBER 31, 1999
                                                             ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ....................................     $   65,148,588     $  80,184,261
Net realized loss ........................................        (30,585,523)      (18,452,394)
Net change in unrealized depreciation ....................        (84,332,489)      (83,376,343)
                                                               --------------     -------------
   NET DECREASE ..........................................        (49,769,424)      (21,644,476)
                                                               --------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   Class A shares ........................................         (1,450,663)       (1,474,948)
   Class B shares ........................................        (52,380,875)      (64,975,880)
   Class C shares ........................................         (1,259,557)       (1,307,832)
   Class D shares ........................................           (194,544)          (67,347)
Paid-in-capital:
   Class A shares ........................................           (131,489)         (204,223)
   Class B shares ........................................         (4,747,855)       (8,996,654)
   Class C shares ........................................           (114,168)         (181,085)
   Class D shares ........................................            (17,634)           (9,325)
                                                               --------------     -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .....................        (60,296,785)      (77,217,294)
                                                               --------------     -------------
Net decrease from transactions in shares of beneficial
  interest ...............................................       (197,194,430)      (54,811,256)
                                                               --------------     -------------
   NET DECREASE ..........................................       (307,260,639)     (153,673,026)
NET ASSETS:
Beginning of period ......................................        901,877,652     1,055,550,678
                                                               --------------     -------------
   END OF PERIOD
   (Including dividends in excess of net investment
   income of $3,126,277 and $2,194,141, respectively).....     $  594,617,013     $ 901,877,652
                                                               ==============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Diversified Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks to maximize total return, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price;
(3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,579,635 at October 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $985, $1,650,129 and $10,280, respectively and received $25,418 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $283,039,098 and $502,923,467, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $75,731,778 and $217,145,403, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,824. At October 31, 2000, the Fund had an accrued pension liability of $40,676 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                 FOR THE YEAR                      FOR THE YEAR
                                                                    ENDED                             ENDED
                                                               OCTOBER 31, 2000                  OCTOBER 31, 1999
                                                      ---------------------------------- --------------------------------
                                                           SHARES            AMOUNT           SHARES          AMOUNT
                                                      ---------------- ----------------- --------------- ----------------
CLASS A SHARES
Sold ................................................     16,027,157    $ 121,559,975       2,848,419    $  24,256,392
Reinvestment of dividends and distributions .........         78,885          604,053          65,553          563,411
Redeemed ............................................    (16,870,559)    (128,128,766)     (1,917,929)     (16,068,227)
                                                         -----------    -------------      ----------    -------------
Net increase (decrease) - Class A ...................       (764,517)      (5,964,738)        996,043        8,751,576
                                                         -----------    -------------      ----------    -------------
CLASS B SHARES
Sold ................................................     30,585,618      235,249,712      46,504,109      405,026,436
Reinvestment of dividends and distributions .........      3,104,016       23,959,224       3,786,566       32,666,180
Redeemed ............................................    (57,995,493)    (448,750,812)    (58,638,989)    (507,410,583)
                                                         -----------    -------------     -----------    -------------
Net decrease - Class B ..............................    (24,305,859)    (189,541,876)     (8,348,314)     (69,717,967)
                                                         -----------    -------------     -----------    -------------
CLASS C SHARES
Sold ................................................      1,559,481       11,632,644       1,432,185       12,480,926
Reinvestment of dividends and distributions .........         92,656          709,891          94,887          815,013
Redeemed ............................................     (1,984,780)     (14,956,054)       (880,512)      (7,540,173)
                                                         -----------    -------------     -----------    -------------
Net increase (decrease) - Class C ...................       (332,643)      (2,613,519)        646,560        5,755,766
                                                         -----------    -------------     -----------    -------------
CLASS D SHARES
Sold ................................................      6,633,983       53,098,178          82,581          708,190
Reinvestment of dividends and distributions .........         14,355          111,419           5,374           46,101
Redeemed ............................................     (6,562,867)     (52,283,894)        (41,881)        (354,922)
                                                         -----------    -------------     -----------    -------------
Net increase - Class D ..............................         85,471          925,703          46,074          399,369
                                                         -----------    -------------     -----------    -------------
Net decrease in Fund ................................    (25,317,548)   $(197,194,430)     (6,659,637)   $ (54,811,256)
                                                         ===========    =============     ===========    =============

6. FEDERAL INCOME TAX STATUS


At October 31, 2000, the Fund had a net capital loss carryover of $47,738,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:


                                AMOUNT IN THOUSANDS
 -----------------------------------------------------------------------------------
   2002         2003        2004        2005        2006        2007        2008
   ----         ----        ----        ----        ----        ----        ----
  $3,024       $3,677      $2,482      $7,131      $3,233      $7,708      $20,483
  ======       ======      ======      ======      ======      ======      =======

As of October 31, 2000, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts, capital loss deferrals on wash sales and interest on bonds in default and permanent books/tax differences primarily attributable to foreign

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

currency losses. To reflect reclassifications arising from the permanent differences, dividends in excess of net investment income was charged $10,796,085, paid-in-capital was credited $3,668,879 and accumulated net realized loss was credited $7,126,206.

7. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2000, there were outstanding forward contracts.

8. FUND MERGER

On October 26, 2000, the Trustees of the Fund and Morgan Stanley Dean Witter World Wide Income Trust ("World Wide") approved a plan of reorganization ("the Plan") whereby World Wide would be merged into the Fund. The Plan is subject to the consent of World Wide's shareholders. If approved, the assets of World Wide would be combined with the assets of the Fund and shareholders of World Wide would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in World Wide.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                               FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31,              JULY 28, 1997*
                                                           -----------------------------------------------        THROUGH
                                                                2000             1999             1998        OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES#

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................         $8.16            $9.01            $9.46            $9.40
                                                                 -----            -----            -----            -----
Income (loss) from investment operations:
 Net investment income .................................          0.72             0.74             0.74             0.22
 Net realized and unrealized gain (loss) ...............         (1.23)           (0.87)           (0.46)            0.04
                                                                 -----            -----            -----            -----
Total income (loss) from investment operations .........         (0.51)           (0.13)            0.28             0.26
                                                                 -----            -----            -----            -----
Less dividends and distributions from:
 Net investment income .................................         (0.62)           (0.63)           (0.70)           (0.20)
 Paid-in-capital .......................................         (0.06)           (0.09)           (0.03)               -
                                                                 -----            -----            -----            -----
Total dividends and distributions ......................         (0.68)           (0.72)           (0.73)           (0.20)
                                                                 -----            -----            -----            -----
Net asset value, end of period .........................         $6.97            $8.16            $9.01            $9.46
                                                                 =====            =====            =====            =====
TOTAL RETURN+ ..........................................         (6.66)%          (1.61)%           2.86%            2.74%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................          0.73 %(3)        0.72 %(3)        0.77%(3)         0.85%(2)
Net investment income ..................................          9.28 %(3)        8.56 %(3)        7.94%(3)         8.98%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................       $13,318          $21,828          $15,130           $4,933
Portfolio turnover rate ................................            40 %             71 %            130%             104%

-------------
 *   The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                             FOR THE YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                           2000#           1999#           1998#          1997*#         1996
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...............       $8.16           $9.01             $9.46           $9.78        $9.62
                                                           -----           -----             -----           -----        -----
Income (loss) from investment operations:
 Net investment income .............................        0.67            0.68              0.68            0.74         0.78
 Net realized and unrealized gain (loss) ...........       (1.22)          (0.87)            (0.46)          (0.15)        0.10
                                                           -----           -----             -----           -----        -----
Total income (loss) from investment operations .....       (0.55)          (0.19)             0.22            0.59         0.88
                                                           -----           -----             -----           -----        -----
Less dividends and distributions from:
 Net investment income .............................       (0.58)          (0.58)            (0.65)          (0.91)       (0.72)
 Paid-in-capital ...................................       (0.05)          (0.08)            (0.02)              -            -
                                                           -----           -----             -----           -----        -----
Total dividends and distributions ..................       (0.63)          (0.66)            (0.67)          (0.91)       (0.72)
                                                           -----           -----             -----           -----        -----
Net asset value, end of period .....................       $6.98           $8.16             $9.01           $9.46        $9.78
                                                           =====           =====             =====           =====        =====
TOTAL RETURN+ ......................................       (7.24)%         (2.14)%            2.23%           6.46%        9.49%

RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................        1.38 %(1)       1.38 %(1)         1.38%(1)        1.40%        1.42%
Net investment income ..............................        8.63 %(1)       7.90 %(1)         7.33%(1)        7.90%        8.38%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............    $565,493        $859,553        $1,024,021        $915,899     $745,581
Portfolio turnover rate ............................          40 %            71 %             130%            104%          82%

-------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                                          FOR THE PERIOD
                                                                 FOR THE YEAR ENDED OCTOBER 31,           JULY 28, 1997*
                                                         ----------------------------------------------      THROUGH
                                                              2000           1999            1998        OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES#

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................    $8.15          $9.00             $9.45             $9.40
                                                            -----          -----             -----             -----
Income (loss) from investment operations:
 Net investment income .................................     0.67           0.68              0.68              0.20
 Net realized and unrealized gain (loss) ...............    (1.22)         (0.87)            (0.46)             0.04
                                                            -----          -----             -----             -----
Total income (loss) from investment operations .........    (0.55)         (0.19)             0.22              0.24
                                                            -----          -----             -----             -----
Less dividends and distributions from:
 Net investment income .................................    (0.58)         (0.58)            (0.65)            (0.19)
 Paid-in-capital .......................................    (0.05)         (0.08)            (0.02)                -
                                                            -----          -----             -----             -----
Total dividends and distributions ......................    (0.63)         (0.66)            (0.67)            (0.19)
                                                            -----          -----             -----             -----
Net asset value, end of period .........................    $6.97          $8.15             $9.00             $9.45
                                                            =====          =====             =====             =====
TOTAL RETURN+ ..........................................    (7.12)%        (2.25)%            2.26%             2.52%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................     1.38 %(3)      1.38 %(3)         1.38%(3)          1.44%(2)
Net investment income ..................................     8.63 %(3)      7.90 %(3)         7.33%(3)          8.17%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................  $14,313        $19,450           $15,659            $3,773
Portfolio turnover rate ................................       40 %           71 %             130%              104%

-------------
 *   The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                                          FOR THE PERIOD
                                                                 FOR THE YEAR ENDED OCTOBER 31,           JULY 28, 1997*
                                                         ----------------------------------------------      THROUGH
                                                              2000           1999            1998        OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $8.15          $9.00              $9.45             $9.40
                                                           -----          -----              -----             -----
Income (loss) from investment operations:
 Net investment income .................................    0.33           0.76               0.76              0.23
 Net realized and unrealized gain (loss) ...............   (0.80)         (0.88)             (0.46)             0.02
                                                           -----          -----              -----             -----
Total income (loss) from investment operations .........   (0.47)         (0.12)              0.30              0.25
                                                           -----          -----              -----             -----
Less dividends and distributions from:
 Net investment income .................................   (0.63)         (0.64)             (0.72)            (0.20)
 Paid-in-capital .......................................   (0.06)         (0.09)             (0.03)                -
                                                           -----          -----              -----             -----
Total dividends and distributions ......................   (0.69)         (0.73)             (0.75)            (0.20)
                                                           -----          -----              -----             -----
Net asset value, end of period .........................   $6.99          $8.15              $9.00             $9.45
                                                           =====          =====              =====             =====
TOTAL RETURN+ ..........................................   (6.20)%        (1.42)%             3.21%             2.69%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................    0.53 %(3)      0.53 %(3)          0.53%(3)          0.59%(2)
Net investment income ..................................    9.48 %(3)      8.75 %(3)          8.18%(3)          9.26%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................  $1,493         $1,046               $740               $99
Portfolio turnover rate ................................      40 %           71 %              130%              104%

-------------
 *   The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Diversified Income Trust (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 20, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Diversified Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
December 5, 2000

--------------------------------------------------------------------------------

                      2000 FEDERAL TAX NOTICE (unaudited)


      Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2000, 3.18% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Dean Witter Diversified Income Trust (the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended October 31, 1999 and the financial highlights for each of the years in the period ended October 31, 1999, in conformity with generally accepted accounting principles. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to October 31, 1999.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 20, 1999

STATEMENT OF ADDITIONAL INFORMATION                                 MORGAN
JANUARY 8, 2001                                                     STANLEY
                                                                    DEAN WITTER
                                                                    WORLD WIDE
                                                                    INCOME TRUST

--------------------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. The PROSPECTUS, dated January 8, 2001, for Morgan Stanley Dean Witter World Wide Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.


Morgan Stanley Dean Witter
World Wide Income Trust
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I. Fund History.............................................    4

II. Description of the Fund and Its Investments and Risks...    4

  A. Classification.........................................    4

  B. Investment Strategies and Risks........................    4

  C. Fund Policies/Investment Restrictions..................   13

III. Management of the Fund.................................   14

  A. Board of Trustees......................................   14

  B. Management Information.................................   15

  C. Compensation...........................................   19

IV. Control Persons and Principal Holders of Securities.....   21

V. Investment Management and Other Services.................   21

  A. Investment Manager.....................................   21

  B. Principal Underwriter..................................   22

  C. Services Provided by the Investment Manager............   22

  D. Dealer Reallowances....................................   23

  E. Rule 12b-1 Plan........................................   23

  F. Other Service Providers................................   27

  G. Codes of Ethics........................................   28

VI. Brokerage Allocation and Other Practices................   28

  A. Brokerage Transactions.................................   28

  B. Commissions............................................   28

  C. Brokerage Selection....................................   29

  D. Directed Brokerage.....................................   29

  E. Regular Broker-Dealers.................................   30

VII. Capital Stock and Other Securities.....................   30

VIII. Purchase, Redemption and Pricing of Shares............   30

  A. Purchase/Redemption of Shares..........................   30

  B. Offering Price.........................................   31

IX. Taxation of the Fund and Shareholders...................   32

X. Underwriters.............................................   34

XI. Calculation of Performance Data.........................   34

XII. Financial Statements...................................   35

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Chase Manhattan Bank.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter World Wide Income Trust, a registered open-end investment company.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust on October 14, 1988 with the name Dean Witter World Wide Income Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter World Wide Income Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, non-diversified management investment company whose primary investment objective is to earn a high level of current income. As a secondary objective, the Fund will seek appreciation in the value of its assets.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Investment Manager also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    MONEY MARKET SECURITIES. In addition to the short term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States Government or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposits of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grades by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the Fund. Reverse repurchase agreements may not exceed 10% of the Fund's total assets.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. As a primary objective, seek to earn a high level of current income and as a secondary objective, seek appreciation in the value of its assets.

    The Fund may not:

         1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry.

         2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

         3. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

         4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

         5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

         7. Purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell (write) interest rate, currency and stock and bond index futures contracts and related options thereon.

         8. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. However, the Fund may invest up to 10% of the value of its total assets in the securities of foreign investment companies, but only under circumstances where purchase of the securities of foreign investment companies would secure entry to national markets which are otherwise not open to the Fund for investment or where the security is issued by a foreign bank which is deemed to be an investment company under U.S. securities laws and/or regulations.

        The Fund anticipates that it will incur any indirect expenses incurred through investment in a foreign investment company, such as the payment of a management fee. Furthermore, it should be noted that foreign investment companies are not subject to the U.S. securities laws and may be subject to fewer or less stringent regulations than U.S. investment companies.

         9. Borrow money (except insofar as the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% of its total assets (not including the amount borrowed).

        10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

        11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase or reverse repurchase agreement;
    (b) purchasing any securities on a when-issued or delayed delivery basis;
    (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

        12. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

        13.  Make short sales of securities.

        14. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

        16. Invest for the purpose of exercising control or management of any other issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

    For the fiscal years ended October 31, 1999 and 2000, the Funds portfolio turnover rates were 144% and 73%, respectively. This variation resulted from the portfolio managers' response to varying market conditions during these periods.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS.  The Board of the Fund consists of nine
(9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Michael Bozic (59) ..........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Dean Witter Funds, formerly Vice
c/o Mayer, Brown & Platt                       Chairman of Kmart Corporation (December
Counsel to the Independent Trustees            1998-October 2000), Chairman and Chief
1675 Broadway                                  Executive Officer of Levitz Furniture
New York, New York                             Corporation (November 1995-November 1998) and
                                               President and Chief Executive Officer of Hills
                                               Department Stores (May 1991-July 1995);
                                               formerly variously Chairman, Chief Executive
                                               Officer, President and Chief Operating Officer
                                               (1987-1991) of the Sears Merchandise Group of
                                               Sears, Roebuck and Co.; Director of Weirton
                                               Steel Corporation.

Charles A. Fiumefreddo* (67) ................  Chairman, Director or Trustee and Chief
Chairman of the Board,                         Executive Officer of the Morgan Stanley Dean
Chief Executive Officer and Trustee            Witter Funds; formerly Chairman, Chief
Two World Trade Center                         Executive Officer and Director of the
New York, New York                             Investment Manager, the Distributor and MSDW
                                               Services Company; Executive Vice President and
                                               Director of Dean Witter Reynolds; Chairman and
                                               Director of the Transfer Agent; formerly
                                               Director and/or officer of various MSDW
                                               subsidiaries (until June 1998).

Edwin J. Garn (68) ..........................  Director or Trustee of the Morgan Stanley Dean
Trustee                                        Witter Funds; formerly United States Senator
c/o Summit Ventures LLC                        (R-Utah) (1974-1992) and Chairman, Senate
1 Utah Center                                  Banking Committee (1980-1986); formerly Mayor
201 S. Main Street                             of Salt Lake City, Utah (1971-1974); formerly
Salt Lake City, Utah                           Astronaut, Space Shuttle Discovery
                                               (April 12-19, 1985); Vice Chairman, Huntsman
                                               Corporation (chemical company); Director of
                                               Franklin Covey (time management systems), BMW
                                               Bank of North America, Inc. (industrial loan
                                               corporation), United Space Alliance (joint
                                               venture between Lockheed Martin and the Boeing
                                               Company) and Nuskin Asia Pacific (multilevel
                                               marketing); member of the Utah Regional
                                               Advisory Board of Pacific Corp.; member of the
                                               board of various civic and charitable
                                               organizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Wayne E. Hedien (66) ........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Dean Witter Funds; Director of The PMI
c/o Mayer, Brown & Platt                       Group, Inc. (private mortgage insurance);
Counsel to the Independent Trustees            Trustee and Vice Chairman of The Field Museum
1675 Broadway                                  of Natural History; formerly associated with
New York, New York                             the Allstate Companies (1966-1994), most
                                               recently as Chairman of The Allstate
                                               Corporation (March 1993-December 1994) and
                                               Chairman and Chief Executive Officer of its
                                               wholly-owned subsidiary, Allstate Insurance
                                               Company (July 1989-December 1994); director of
                                               various other business and charitable
                                               organizations.

James F. Higgins* (52) ......................  Chairman of the Private Client Group of MSDW
Trustee                                        (since August 2000); Director of the Transfer
Two World Trade Center                         Agent and Dean Witter Realty Inc.; Director or
New York, New York                             Trustee of the Morgan Stanley Dean Witter Funds
                                               (since June 2000); previously President and
                                               Chief Operating Officer of the Private Client
                                               Group of MSDW (May 1999-August 2000), President
                                               and Chief Operating Officer of Individual
                                               Securities of MSDW (February 1997-May 1999),
                                               President and Chief Operating Officer of Dean
                                               Witter Securities of MSDW (1995-February 1997),
                                               and President and Chief Operating Officer of
                                               Dean Witter Financial (1989-1995) and Director
                                               (1985-1997) of Dean Witter Reynolds.

Dr. Manuel H. Johnson (51) ..................  Senior Partner, Johnson Smick
Trustee                                        International, Inc., a consulting firm;
c/o Johnson Smick International, Inc.          Co-Chairman and a founder of the Group of Seven
1133 Connecticut Avenue, N.W.                  Council (G7C), an international economic
Washington, D.C.                               commission; Chairman of the Audit Committee and
                                               Director or Trustee of the Morgan Stanley Dean
                                               Witter Funds; Director of Greenwich Capital
                                               Markets, Inc. (broker-dealer) Independence
                                               Standards Board (organization governing
                                               independence of auditors) and NVR, Inc. (home
                                               construction); Chairman and Trustee of the
                                               Financial Accounting Foundation (oversight
                                               organization of the Financial Accounting
                                               Standards Board); formerly Vice Chairman of the
                                               Board of Governors of the Federal Reserve
                                               System and Assistant Secretary of the U.S.
                                               Treasury.

Michael E. Nugent (64) ......................  General Partner, Triumph Capital, L.P., a
Trustee                                        private investment partnership; Chairman of the
c/o Triumph Capital, L.P.                      Insurance Committee and Director or Trustee of
237 Park Avenue                                the Morgan Stanley Dean Witter Funds; formerly
New York, New York                             Vice President, Bankers Trust Company and BT
                                               Capital Corporation; director of various
                                               business organizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Philip J. Purcell* (57) .....................  Chairman of the Board of Directors and Chief
Trustee                                        Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                  and Novus Credit Services Inc.; Director of the
New York, New York                             Distributor; Director or Trustee of the Morgan
                                               Stanley Dean Witter Funds; Director of American
                                               Airlines Inc. and its parent company, AMR
                                               Corporation; Director and/or officer of various
                                               MSDW subsidiaries.

John L. Schroeder (70) ......................  Retired; Chairman of the Derivatives Committee
Trustee                                        and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                       Dean Witter Funds; Director of Citizens
Counsel to the Independent Trustees            Communications Company (telecommunications
1675 Broadway                                  company); formerly Executive Vice President and
New York, New York                             Chief Investment Officer of the Home Insurance
                                               Company (August 1991-September 1995).

Mitchell M. Merin (47) ......................  President and Chief Operating Officer of Asset
President                                      Management of MSDW (since December 1998);
Two World Trade Center                         President and Director (since April 1997) and
New York, New York                             Chief Executive Officer (since June 1998) of
                                               the Investment Manager and MSDW Services
                                               Company; Chairman, Chief Executive Officer and
                                               Director of the Distributor (since June 1998);
                                               Chairman and Chief Executive Officer (since
                                               June 1998) and Director (since January 1998) of
                                               the Transfer Agent; Director of various MSDW
                                               subsidiaries; President of the Morgan Stanley
                                               Dean Witter Funds (since May 1999); Trustee of
                                               various Van Kampen investment companies (since
                                               December 1999); previously Chief Strategic
                                               Officer of the Investment Manager and MSDW
                                               Services Company and Executive Vice President
                                               of the Distributor (April 1997-June 1998), Vice
                                               President of the Morgan Stanley Dean Witter
                                               Funds (May 1997-April 1999), and Executive Vice
                                               President of Dean Witter, Discover & Co.

Barry Fink (45) .............................  General Counsel of Asset Management of MSDW
Vice President,                                (since May 2000); Executive Vice President
Secretary and General Counsel                  (since December 1999) and Secretary and General
Two World Trade Center                         Counsel (since February 1997) and Director
New York, New York                             (since July 1998) of the Investment Manager and
                                               MSDW Services Company; Vice President,
                                               Secretary and General Counsel of the Morgan
                                               Stanley Dean Witter Funds (since February
                                               1997); Vice President and Secretary of the
                                               Distributor; previously, Senior Vice President
                                               (March 1997-December 1999), First Vice
                                               President; Assistant Secretary and Assistant
                                               General Counsel of the Investment Manager and
                                               MSDW Services Company.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Peter J. Seeley (51) ........................  Vice President of the Investment Manager (since
Vice President                                 April 1996); Vice President of various Morgan
Two World Trade Center                         Stanley Dean Witter Funds.
New York, New York

Thomas F. Caloia (54) .......................  First Vice President and Assistant Treasurer of
Treasurer                                      the Investment Manager, the Distributor and
Two World Trade Center                         MSDW Services Company; Treasurer of the Morgan
New York, New York                             Stanley Dean Witter Funds.


------------------------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

    In addition, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, MARILYN K. CRANNEY and TODD LEBO, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company and NATASHA KASSIAN, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairman of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended October 31, 2000.

                               FUND COMPENSATION

                                                                  AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE FUND
---------------------------                                     --------------
Michael Bozic.................................................      $1,550
Edwin J. Garn.................................................       1,550
Wayne E. Hedien...............................................       1,550
Dr. Manuel H. Johnson.........................................       2,300
Michael E. Nugent.............................................       2,050
John L. Schroeder.............................................       2,000


    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.


            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS


                               TOTAL CASH
                              COMPENSATION
                             FOR SERVICES TO
                                97 MORGAN
                              STANLEY DEAN
NAME OF INDEPENDENT TRUSTEE   WITTER FUNDS
---------------------------  ---------------
Michael Bozic..............     $146,917
Edwin J. Garn..............      151,717
Wayne E. Hedien............      151,567
Dr. Manuel H. Johnson......      223,655
Michael E. Nugent..........      199,759
John L. Schroeder..........      194,809


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.
------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 2000 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of October 31, 2000 and from the 55 Morgan Stanley Dean Witter Funds as of
December 31, 2000.


   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS


                                   FOR ALL ADOPTING FUNDS
                               ------------------------------  RETIREMENT BENEFITS     ESTIMATED ANNUAL
                                 ESTIMATED                         ACCRUED AS              BENEFITS
                                  CREDITED                          EXPENSES          UPON RETIREMENT(2)
                                   YEARS         ESTIMATED     -------------------    ------------------
                               OF SERVICE AT   PERCENTAGE OF             BY ALL         FROM    FROM ALL
                                 RETIREMENT       ELIGIBLE     BY THE   ADOPTING        THE     ADOPTING
NAME OF INDEPENDENT TRUSTEE     (MAXIMUM 10)    COMPENSATION    FUND      FUNDS         FUND     FUNDS
---------------------------    --------------  --------------  ------  -----------    --------  --------
Michael Bozic................         10           60.44%      $  358    $20,001       $  937   $52,885
Edwin J. Garn................         10           60.44          490     29,348          938    52,817
Wayne E. Hedien..............          9           51.37          679     37,886          796    44,952
Dr. Manuel H. Johnson........         10           60.44          348     21,187        1,390    77,817
Michael E. Nugent............         10           60.44          579     36,202        1,239    69,506
John L. Schroeder............          8           50.37        1,096     65,337          969    53,677

------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote 1 on page 20.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following owned 5% or more of the outstanding Class A shares of the Fund as of December 7, 2000: Morgan Stanley Dean Witter Trust FSB Trustee K&S, Harborside Financial Center, Plaza 2, 7th Floor, Jersey City, NJ 07311--8.648%. The following owned 5% or more of the outstanding Class C shares of the Fund as of December 7, 2000: MSDW Trust, Custodian FBO Charles B. Pennington 403(B) Transfer & Rollover Account, 1449 Westminster Drive, Columbus, OH 43221-3445--29.063%; Janet D. Herterick, 6 Sheepmeadow Lane, Sandwich, MA 02563-2247--6.311% and Jennifer A. Katz, Trustee, Jennifer A. Katz Trust dated 7/12/00, 100 Forest Ave, Rockville, MD 20850-1817--5.130%.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 billion; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 1998, 1999 and 2000, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $658,757, $766,491 and $661,679, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or

Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                         2000                  1999                  1998
                                  -------------------   -------------------   -------------------
Class A.........................  FSCs:(1)   $   462    FSCs:(1)   $ 8,331    FSCs:(1)   $   232
                                  CDSCs:     $     0    CDSCs:     $     0    CDSCs:     $     0
Class B.........................  CDSCs:     $40,577    CDSCs:     $47,245    CDSCs:     $44,911
Class C.........................  CDSCs:     $   466    CDSCs:     $   570    CDSCs:     $    10

------------------------
(1) FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended
October 31, 2000, of $455,501. This amount is equal to 0.85% of the Fund's average daily net assets for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended October 31, 2000, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $58,120 and $6,493, respectively, which amounts are equal to 0.20% and 0.85% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Morgan Stanley Dean Witter's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Dean Witter Choice Program, the Investment Manager compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Dean Witter Choice Program).

    The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or MSDW's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    For the first year only, the retention fee is paid on any shares of the Fund sold after January 1, 2000 and held by shareholders on December 31, 2000.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2000 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $38,877,516 on behalf of Class B since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways:
(i) 9.48% ($3,686,071)--advertising and promotional expenses; (ii) 0.65% ($250,825)--printing of prospectuses for distribution to other than current shareholders; and (iii) 89.87% ($34,940,620)--other expenses, including the gross sales credit and the carrying charge, of which 16.69% ($5,832,104) represents carrying charges, 34.49% ($12,050,926) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 48.81% ($17,057,590) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 2000 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $9,092,910 as of October 31, 2000 (the end of the Fund's fiscal year), which was equal to 20.90% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $2,474 in the case of Class C at December 31, 1999 (end of the calendar year), which amount was equal to 0.31% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of

Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Chase Manhattan Bank, One Chase Plaza, New York, NY, 10005 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid a total of $13,277, and $0 and $0, respectively, in brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended October 31, 1998, 1999 and 2000, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended October 31, 1998, 1999 and 2000, no brokerage commissions were paid to Dean Witter Reynolds. During the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid no brokerage commissions to Morgan Stanley & Co..

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

    The Investment Manager and its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager or any of its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

    During the fiscal year ended October 31, 2000, the Fund did not pay any brokerage commissions in connection with transactions because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended October 31, 2000, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At October 31, 2000, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees, and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Dean Witter Reynolds, he or she may do so only if the distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Dean Witter Reynolds may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value plus any applicable FSC, which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan."

    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees; and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies". Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions by the Fund of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains or losses. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "yield" and/or "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended October 31, 2000, calculated pursuant to the formula described above, were 5.22%, 4.85%, 4.84% and 5.72% for Class A, Class B, Class C and Class D, respectively.

    These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and ten year period ended October 31, 2000 were -11.69%, 2.34% and 3.56%, respectively. The average annual total returns of Class A for the fiscal year ended October 31, 2000 and for the period July 28, 1997 (inception of the Class) through October 31, 2000 were -10.69% and -1.83%, respectively. The average annual total returns of Class C for the fiscal year ended October 31, 2000 and for the period July 28, 1997 (inception of the Class) through October 31, 2000 were -8.19% and -1.11%, respectively. The average annual total returns of Class D for the fiscal year ended October 31, 2000 and for the period July 28, 1997 (inception of the Class) through October 31, 2000 were -6.52% and -0.24%, respectively.

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and ten year periods ended October 31, 2000, were -7.32%, 2.62% and 3.56%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -6.73% and -0.51%, respectively, the average annual total returns of Class C for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -7.32% and -1.11%, respectively, and the average annual total returns of Class D for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -6.52% and -0.24%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year, five year and ten year period ended October 31, 2000, were -7.32%, 13.81% and 41.90%, respectively. Based on the foregoing calculation, the total returns of Class A for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -6.73% and -1.66%, respectively, the total returns of Class C for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -7.32% and -3.56%, respectively, and the total returns of Class D for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were -6.52% and -0.77%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown or declined to the following amounts at October 31, 2000:

                                                                    INVESTMENT AT INCEPTION OF:
                                                      INCEPTION   -------------------------------
CLASS                                                   DATE:     $10,000    $50,000    $100,000
-----                                                 ---------   --------   --------   ---------
Class A.............................................   7/28/97    $ 9,416    $47,449    $ 95,636
Class B.............................................   3/30/89     16,984     84,920     169,840
Class C.............................................   7/28/97      9,644     48,220      96,440
Class D.............................................   7/28/97      9,923     49,615      99,230

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 2000 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON  MATURITY
  THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (89.9%)
               BELGIUM (5.6%)
               GOVERNMENT OBLIGATION
 EUR    4,250  Belgian Government Bond+....................................................   8.50%  10/01/07  $ 4,211,323
                                                                                                               -----------

               CANADA (6.0%)
               GOVERNMENT OBLIGATION
 CAD    6,350  Government of Canada........................................................   7.25   06/01/07    4,469,388
                                                                                                               -----------

               DENMARK (13.1%)
               FINANCE/RENTAL/LEASING (7.4%)
  DKK  24,306  Realkredit Denmark+.........................................................   6.00   10/01/29    2,603,887
       29,357  Unikredit Realkredit+.......................................................   5.00   07/01/29    2,918,920
                                                                                                               -----------
                                                                                                                 5,522,807
                                                                                                               -----------
               GOVERNMENT OBLIGATIONS (5.7%)
       25,000  Kingdom of Denmark..........................................................   6.00   11/15/09    2,944,347
       12,000  Kingdom of Denmark+.........................................................   9.00   11/15/00    1,370,846
                                                                                                               -----------
                                                                                                                 4,315,193
                                                                                                               -----------

               TOTAL DENMARK.................................................................................    9,838,000
                                                                                                               -----------

               GERMANY (0.6%)
               MAJOR BANKS
  GBP     300  Bayerische Hypo-Und Vereinsbank+............................................   7.50   12/27/00      435,490
                                                                                                               -----------

               GREECE (14.4%)
               GOVERNMENT OBLIGATIONS
GRD 1,000,000  Greece (Republic of)+.......................................................   8.70   04/08/05    2,778,270
    1,500,000  Greece (Republic of)+.......................................................   9.70   05/27/01    3,819,651
    1,650,000  Greece (Republic of)........................................................   6.30   01/29/09    4,205,607
                                                                                                               -----------
                                                                                                                10,803,528
                                                                                                               -----------

               LUXEMBOURG (2.1%)
               MAJOR BANKS
 EUR    1,850  European Investment Bank+...................................................   6.00   04/04/01    1,574,110
                                                                                                               -----------

               NORWAY (17.4%)
               GOVERNMENT OBLIGATIONS
  NOK   5,000  Norway (Kingdom of)+........................................................   5.75   11/30/04      520,885
       30,000  Norway (Kingdom of)+........................................................   6.75   01/15/07    3,273,226
       82,000  Norway (Kingdom of)+........................................................   9.50   10/31/02    9,202,821
                                                                                                               -----------
                                                                                                                12,996,932
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON  MATURITY
  THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
               UNITED KINGDOM (1.0%)
               MAJOR BANKS
  GBP     500  Union Bank of Switzerland...................................................   8.00%  01/08/07  $   772,121
                                                                                                               -----------

               UNITED STATES (29.7%)
               FINANCIAL CONGLOMERATES (3.8%)
        2,000  General Electric Capital Corp...............................................   6.25   09/01/09    2,880,998
                                                                                                               -----------
               GOVERNMENT AGENCIES & OBLIGATIONS (9.5%)
  AUD   2,400  Federal National Mortgage Assoc.............................................   6.50   07/10/02    1,246,620
$       1,000  Federal National Mortgage Assoc.............................................   7.25   01/15/10    1,036,750
        4,650  U.S. Treasury Bond*+........................................................  13.125  05/15/01    4,811,402
                                                                                                               -----------
                                                                                                                 7,094,772
                                                                                                               -----------
               INTERNATIONAL BANKS (5.0%)
 GBP    2,500  KFW International Finance Inc...............................................  10.625  09/03/01    3,743,032
                                                                                                               -----------
               MAJOR BANKS (4.1%)
        1,076  Morgan Guaranty Trust Co....................................................   7.375  12/28/01    1,573,917
        1,000  Morgan Guaranty Trust Co.+..................................................   7.75   12/30/03    1,499,647
                                                                                                               -----------
                                                                                                                 3,073,564
                                                                                                               -----------
               MORTGAGE-BACKED SECURITIES (7.3%)
$       1,927  Government National Mortgage Assoc..........................................   7.00   02/15/29-
                                                                                                     08/15/29    1,899,864
        3,533  Government National Mortgage Assoc..........................................   8.00   12/15/29-
                                                                                                     05/15/30    3,590,010
                                                                                                               -----------
                                                                                                                 5,489,874
                                                                                                               -----------

               TOTAL UNITED STATES...........................................................................   22,282,240
                                                                                                               -----------

               TOTAL GOVERNMENT & CORPORATE BONDS
               (COST $81,876,066)............................................................................   67,383,132
                                                                                                               -----------

               SHORT-TERM INVESTMENTS (11.3%)
               UNITED STATES
               TIME DEPOSITS (a) (6.2%)
               MAJOR BANKS
GRD 1,538,247  Bank of America.............................................................   7.70   11/21/00    3,843,888
  EUR     984  Chase Manhattan Bank........................................................   4.70   11/03/00      835,690
                                                                                                               -----------

               TOTAL TIME DEPOSITS
               (COST $5,340,835).............................................................................    4,679,578
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                  COUPON  MATURITY
  THOUSANDS                                                                                   RATE     DATE       VALUE
--------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT AGENCY (b) (5.1%)
$       3,800  Student Loan Marketing Assoc.
                 (COST $3,800,000).........................................................   6.45%  11/01/00  $ 3,800,000
                                                                                                               -----------

               TOTAL SHORT-TERM INVESTMENTS
               (COST $9,140,835).............................................................................    8,479,578
                                                                                                               -----------

TOTAL INVESTMENTS
(COST $91,016,901) (C).....................................................................  101.2%    75,862,710

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.2)      (878,761)
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 74,983,949
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 * The market value of securities pledged to cover margin requirements for open futures contracts is $630,000.
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $119,399 and the aggregate gross unrealized depreciation is $15,273,590, resulting in net unrealized depreciation of $15,154,191.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000, CONTINUED

FUTURE CONTRACTS OPEN AT OCTOBER 31, 2000:

                                                            UNDERLYING
  NUMBER OF            DESCRIPTION, DELIVERY MONTH,        FACE AMOUNT     UNREALIZED
  CONTRACTS                      AND YEAR                    AT VALUE         GAIN
  -------------------------------------------------------------------------------------
                     U.S Treasury Bond, December/2000
     150                                                   $14,976,563    $      8,203
                                                           ============   ============

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2000:

                             IN
     CONTRACTS            EXCHANGE        DELIVERY     UNREALIZED
    TO DELIVER               FOR            DATE      APPRECIATION
-------------------------------------------------------------------
      $     831,655         EUR  984,207  11/01/00    $      4,035
       GBP  559,315        $     813,384  11/30/00           1,762
                                                      ------------
      Net unrealized appreciation..................   $      5,797
                                                      ============

CURRENCY ABBREVIATIONS:
------------------------

AUD  Australian Dollar.
GBP  British Pound.
CAD  Canadian Dollar.
DKK  Danish Krone.
EUR  Euro.
GRD  Greek Drachma.
NOK  Norwegian Krone.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments in securities, at value (cost $91,016,901)........................................  $ 75,862,710
Unrealized appreciation on open forward foreign currency contracts............................         5,797
Cash..........................................................................................       163,003
Receivable for:
    Interest..................................................................................     1,984,337
    Shares of beneficial interest sold........................................................        62,882
Prepaid expenses and other assets.............................................................        21,814
                                                                                                ------------
     TOTAL ASSETS.............................................................................    78,100,543
                                                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................     1,974,682
    Investments purchased.....................................................................       835,690
    Investment management fee.................................................................        50,904
    Plan of distribution fee..................................................................        39,080
Accrued expenses and other payables...........................................................       216,238
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     3,116,594
                                                                                                ------------
     NET ASSETS...............................................................................  $ 74,983,949
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $107,003,165
Net unrealized depreciation...................................................................   (15,239,395)
Dividends in excess of net investment income..................................................       (79,858)
Accumulated net realized loss.................................................................   (16,699,963)
                                                                                                ------------
     NET ASSETS...............................................................................  $ 74,983,949
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................  $ 24,216,402
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     3,469,748
     NET ASSET VALUE PER SHARE................................................................         $6.98
                                                                                                       =====
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)........................................         $7.29
                                                                                                       =====
CLASS B SHARES:
Net Assets....................................................................................  $ 43,537,700
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     6,221,835
     NET ASSET VALUE PER SHARE................................................................         $7.00
                                                                                                       =====
CLASS C SHARES:
Net Assets....................................................................................      $667,516
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        95,529
     NET ASSET VALUE PER SHARE................................................................         $6.99
                                                                                                       =====
CLASS D SHARES:
Net Assets....................................................................................    $6,562,331
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       937,357
     NET ASSET VALUE PER SHARE................................................................         $7.00
                                                                                                       =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

NET INVESTMENT INCOME:

INTEREST INCOME...............................................................................  $  6,985,965
                                                                                                ------------

EXPENSES
Investment management fee.....................................................................       661,679
Plan of distribution fee (Class A shares).....................................................        58,120
Plan of distribution fee (Class B shares).....................................................       455,501
Plan of distribution fee (Class C shares).....................................................         6,493
Transfer agent fees and expenses..............................................................       151,017
Professional fees.............................................................................        78,528
Shareholder reports and notices...............................................................        77,732
Registration fees.............................................................................        65,601
Trustees' fees and expenses...................................................................        17,776
Custodian fees................................................................................        12,324
Other.........................................................................................         7,984
                                                                                                ------------

     TOTAL EXPENSES...........................................................................     1,592,755
                                                                                                ------------

     NET INVESTMENT INCOME:...................................................................     5,393,210
                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............................................................................    (6,679,390)
    Futures contracts.........................................................................       852,131
    Foreign exchange transactions.............................................................     2,719,576
                                                                                                ------------

     NET LOSS.................................................................................    (3,107,683)
                                                                                                ------------
Net change in unrealized appreciation/ depreciation on:
    Investments...............................................................................    (8,557,404)
    Futures contracts.........................................................................      (200,534)
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies.......................................................      (233,035)
                                                                                                ------------

     NET DEPRECIATION.........................................................................    (8,990,973)
                                                                                                ------------

     NET LOSS.................................................................................   (12,098,656)
                                                                                                ------------

NET DECREASE..................................................................................  $ (6,705,446)
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEAR      FOR THE YEAR
                                                                                            ENDED             ENDED
                                                                                       OCTOBER 31, 2000  OCTOBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................................................    $  5,393,210      $  5,824,612
Net realized loss....................................................................      (3,107,683)       (8,285,374)
Net change in unrealized depreciation................................................      (8,990,973)       (3,878,832)
                                                                                         ------------      ------------

     NET DECREASE....................................................................      (6,705,446)       (6,339,594)
                                                                                         ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares...................................................................      (1,286,492)         (583,059)
    Class B shares...................................................................      (2,117,644)       (1,711,510)
    Class C shares...................................................................         (30,348)          (14,322)
    Class D shares...................................................................        (199,689)          (49,551)
Paid-in-capital
    Class A shares...................................................................        (576,179)       (1,140,000)
    Class B shares...................................................................        (948,425)       (3,346,351)
    Class C shares...................................................................         (13,592)          (28,002)
    Class D shares...................................................................         (89,435)          (96,883)
                                                                                         ------------      ------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS...............................................      (5,261,804)       (6,969,678)
                                                                                         ------------      ------------

Net increase (decrease) from transactions in shares of beneficial interest...........     (17,044,238)       33,226,526
                                                                                         ------------      ------------

     NET INCREASE (DECREASE).........................................................     (29,011,488)       19,917,254

NET ASSETS:
Beginning of period..................................................................     103,995,437        84,078,183
                                                                                         ------------      ------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $79,858, AND $186,241
    RESPECTIVELY)....................................................................    $ 74,983,949      $103,995,437
                                                                                         ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter World Wide Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which it trades unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Trustees; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding
$750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $9,092,910 at October 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

shares of $40,577 and $466, respectively, and received $462 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $54,349,950, and $54,571,083, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $12,564,677 and $13,161,448, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,632. At October 31, 2000, the Fund had an accrued pension liability of $78,096 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Fund had a net capital loss carryover of approximately $16,692,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

                    AMOUNTS IN THOUSANDS
-------------------------------------------------------------
 2001      2002       2004       2005       2007       2008
------   --------   --------   --------   --------   --------
$4,853    $5,322      $214       $471      $4,300     $1,532
======    ======      ====       ====      ======     ======

Due to the Fund's acquisition of Morgan Stanley Dean Witter Global Short-Term Income Fund, utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, significantly reducing the total carryover available.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

As of October 31, 2000, the Fund had permanent book/tax differences primarily attributable to foreign currency losses and an expired capital loss carryover. To reflect reclassifications arising from these differences, dividends in excess of net investment income was charged $1,652,654, paid-in-capital was credited $659,023 and accumulated net realized loss was credited $993,631.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                        OCTOBER 31, 2000            OCTOBER 31, 1999
                                                                   ---------------------------  -------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  ------------
CLASS A SHARES
Sold.............................................................    4,088,315  $  30,496,900    1,815,359   $ 14,907,629
Reinvestment of dividends........................................      139,433      1,039,705      126,396      1,038,579
Acquisition of Morgan Stanley Dean Witter Global Short-Term
 Income Fund.....................................................      --             --         4,683,780     40,215,931
Redeemed.........................................................   (5,299,850)   (39,523,297)  (2,218,440)   (18,155,151)
                                                                   -----------  -------------   ----------   ------------
Net increase (decrease) - Class A................................   (1,072,102)    (7,986,692)   4,407,095     38,006,988
                                                                   -----------  -------------   ----------   ------------

CLASS B SHARES
Sold.............................................................    5,767,090     43,845,960    8,073,133     69,770,271
Reinvestment of dividends........................................      249,379      1,863,870      356,189      3,038,854
Redeemed.........................................................   (7,971,906)   (60,348,308)  (9,201,928)   (79,010,074)
                                                                   -----------  -------------   ----------   ------------
Net decrease - Class B...........................................   (1,955,437)   (14,638,478)    (772,606)    (6,200,949)
                                                                   -----------  -------------   ----------   ------------

CLASS C SHARES
Sold.............................................................       29,593        221,714       98,810        856,107
Reinvestment of dividends........................................        5,115         38,063        4,130         34,529
Redeemed.........................................................      (39,889)      (298,005)     (27,927)      (229,069)
                                                                   -----------  -------------   ----------   ------------
Net increase (decrease) - Class C................................       (5,181)       (38,228)      75,013        661,567
                                                                   -----------  -------------   ----------   ------------

CLASS D SHARES
Sold.............................................................    2,349,533     17,644,185    2,794,192     22,574,638
Reinvestment of dividends........................................       22,216        163,189       13,041        106,851
Redeemed.........................................................   (1,624,579)   (12,188,214)  (2,727,393)   (21,922,569)
                                                                   -----------  -------------   ----------   ------------
Net increase - Class D...........................................      747,170      5,619,160       79,840        758,920
                                                                   -----------  -------------   ----------   ------------
Net increase (decrease) in Fund..................................   (2,285,550) $ (17,044,238)   3,789,342   $ 33,226,526
                                                                   ===========  =============   ==========   ============

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2000, there were outstanding forward contracts and futures contracts.

8. ACQUISITION OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND
INC.

As of the close of business on March 12, 1999, the Fund acquired all the net assets of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") pursuant to a plan of reorganization approved by the shareholders of Global Short-Term on February 24, 1999. The acquisition was accomplished by a tax-free exchange of 4,683,780 Class A shares of the Fund at a net asset value of $8.59 per share for 4,700,195 shares of Global Short-Term. The net assets of the Fund and Global Short-Term immediately before the acquisition were $80,419,774 and $40,215,931, respectively, including unrealized depreciation of $893,307 for Global Short-Term. Immediately after the acquisition, the combined net assets of the Fund amounted to $120,635,705.

9. FUND MERGER

On October 26, 2000, the Trustees of the Fund and Morgan Stanley Dean Witter Diversified Income Trust ("Diversified") approved a plan of reorganization ("the Plan") whereby the Fund would be merged into Diversified. The Plan is subject to the consent of the Fund's shareholders. If approved, the assets of the Fund would be combined with the assets of Diversified and shareholders of the Fund would become shareholders of Diversified, receiving shares of the corresponding class of Diversified equal to the value of their holdings in the Fund.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                  FOR THE PERIOD
                                                              FOR THE YEAR ENDED OCTOBER 31       JULY 28, 1997*
                                                             --------------------------------         THROUGH
                                                               2000        1999        1998      OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $ 7.98      $ 9.11      $ 9.02           $ 8.97
                                                             -------     -------     -------          -------

Income (loss) from investment operations:
   Net investment income....................................    0.53        0.52        0.59             0.15
   Net realized and unrealized gain (loss)..................   (1.05)      (1.02)       0.20             0.05
                                                             -------     -------     -------          -------
Total income (loss) from investment operations..............   (0.52)      (0.50)       0.79             0.20
                                                             -------     -------     -------          -------

Less dividends and distributions from:
   Net investment income....................................   (0.33)      (0.21)      (0.70)           (0.15)
   Paid-in-capital..........................................   (0.15)      (0.42)         --               --
                                                             -------     -------     -------          -------

Total dividends and distributions...........................   (0.48)      (0.63)      (0.70)           (0.15)
                                                             -------     -------     -------          -------

Net asset value, end of period..............................  $ 6.98      $ 7.98      $ 9.11           $ 9.02
                                                             =======     =======     =======          =======

TOTAL RETURN+...............................................   (6.73)%     (5.56)%      9.16%            2.27%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................    1.41 %(3)   1.48 %(3)   1.45%(3)         1.46%(2)

Net investment income.......................................    6.49 %(3)   6.14 %(3)   6.63%(3)         6.69%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................... $24,216     $36,253      $1,227             $682

Portfolio turnover rate.....................................      73 %       144 %       309%             345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE YEAR ENDED OCTOBER 31
                                                             ---------------------------------------------------------------------
                                                                2000++        1999++        1998++          1997*++          1996
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................    $ 8.00        $ 9.12        $ 9.03          $ 9.33          $ 9.08
                                                                ------        ------        ------          ------          ------

Income (loss) from investment operations:
   Net investment income....................................      0.48          0.47          0.53            0.55            0.60
   Net realized and unrealized gain (loss)..................     (1.05)        (1.02)         0.20            0.07            0.48
                                                                ------        ------        ------          ------          ------

Total income (loss) from investment operations..............     (0.57)        (0.55)         0.73            0.62            1.08
                                                                ------        ------        ------          ------          ------

Less dividends and distributions from:
   Net investment income....................................     (0.30)        (0.19)        (0.64)          (0.92)          (0.83)
   Paid-in-capital..........................................     (0.13)        (0.38)           --              --              --
                                                                ------        ------        ------          ------          ------

Total dividends and distributions...........................     (0.43)        (0.57)        (0.64)          (0.92)          (0.83)
                                                                ------        ------        ------          ------          ------

Net asset value, end of period..............................    $ 7.00        $ 8.00        $ 9.12          $ 9.03          $ 9.33
                                                                ======        ======        ======          ======          ======

TOTAL RETURN+...............................................     (7.32)%       (6.20)%        8.61%           7.05%          12.60%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      2.06 %(1)     2.09 %(1)     2.07%(1)        2.02%           1.96%

Net investment income.......................................      5.84 %(1)     5.53 %(1)     6.01%(1)        6.07%           6.39%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $43,538       $65,415       $81,611         $94,556        $114,022

Portfolio turnover rate.....................................        73 %         144 %         309%            345%            263%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                      FOR THE PERIOD
                                                                FOR THE YEAR ENDED OCTOBER 31          JULY 28, 1997*
                                                            ---------------------------------------       THROUGH
                                                                2000         1999         1998        OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................   $ 7.99       $ 9.11       $ 9.02           $ 8.97
                                                               ------       ------       ------           ------

Income (loss) from investment operations:
   Net investment income....................................     0.47         0.47         0.53             0.14
   Net realized and unrealized gain (loss)..................    (1.04)       (1.02)        0.20             0.05
                                                               ------       ------       ------           ------

Total income (loss) from investment operations..............    (0.57)       (0.55)        0.73             0.19
                                                               ------       ------       ------           ------

Less dividends and distributions from:
   Net investment income....................................    (0.30)       (0.19)       (0.64)           (0.14)
   Paid-in-capital..........................................    (0.13)       (0.38)          --               --
                                                              -------      -------      -------        ---------

Total dividends and distributions...........................    (0.43)       (0.57)       (0.64)           (0.14)
                                                               ------       ------       ------           ------

Net asset value, end of period..............................   $ 6.99       $ 7.99       $ 9.11           $ 9.02
                                                               ======       ======       ======           ======

TOTAL RETURN+...............................................    (7.32)%      (6.19)%       8.62%            2.12%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     2.06 %(3)    2.09 %(3)    2.07%(3)         2.00%(2)

Net investment income.......................................     5.84 %(3)    5.53 %(3)    6.01%(3)         5.89%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................     $668         $805         $234             $111

Portfolio turnover rate.....................................       73 %        144 %        309%             345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                    FOR THE PERIOD
                                                               FOR THE YEAR ENDED OCTOBER 31        JULY 28, 1997*
                                                           ---------------------------------------      THROUGH
                                                               2000          1999         1998      OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $ 8.01        $ 9.12        $ 9.03           $ 8.97
                                                              ------        ------        ------           ------

Income (loss) from investment operations:
   Net investment income....................................    0.51          0.53          0.72             0.16
   Net realized and unrealized gain (loss)..................   (1.03)        (0.99)         0.09             0.05
                                                              ------        ------        ------           ------

Total income (loss) from investment operations..............   (0.52)        (0.46)         0.81             0.21
                                                              ------        ------        ------           ------

Less dividends and distributions from:
   Net investment income....................................   (0.34)        (0.22)        (0.72)           (0.15)
   Paid-in-capital..........................................   (0.15)        (0.43)           --               --
                                                              ------        ------        ------           ------

Total dividends and distributions...........................   (0.49)        (0.65)        (0.72)           (0.15)
                                                              ------        ------        ------           ------

Net asset value, end of period..............................  $ 7.00        $ 8.01        $ 9.12           $ 9.03
                                                              ======        ======        ======           ======

TOTAL RETURN+...............................................   (6.52)%       (5.29)%        9.41%            2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................    1.21 %(3)     1.24 %(3)     1.22%(3)         1.16%(2)

Net investment income.......................................    6.69 %(3)     6.38 %(3)     6.86%(3)         6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $6,562        $1,523        $1,006              $39

Portfolio turnover rate.....................................      73 %         144 %         309%             345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter World Wide Income Trust (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 13, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter World Wide Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 5, 2000

                      2000 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2000, 17.93% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Directors and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Dean Witter World Wide Income Trust (the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended October 31, 1999 and the financial highlights for each of the years in the period ended October 31, 1999, in conformity with generally accepted accounting principles. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to October 31, 1999.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 13, 1999

              MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

                                    PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION


     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, dated February 3, 2000, which was filed electronically pursuant to Regulation S-T on January 31, 2000 ("Post-Effective Amendment No. 10") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-6515 and 33-44782) (the "Registration Statement").



ITEM 16. EXHIBITS


(1) Declaration of Trust dated December 18, 1991 (the "Declaration") (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Fund's Registration Statement on Form N-1A filed on January 25, 1996); Amendment to the Declaration Establishing and Designating Additional Classes of Shares (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 6 filed on July 14, 1997 ("Post Effective Amendment No. 6")); Amendment to the Declaration of Trust of the Registrant dated June 22, 1998 (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement filed on December 28, 1998 ("Post-Effective Amendment No. 8").

(2) Amended and Restated By-Laws of Registrant dated as of May 1, 1999 (incorporated herein by reference to Exhibit 2 to the Registrant's Post-Effective Amendment No. 10 to the Registration Statement filed on January 31, 2000).

(3) Not Applicable.

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) Not Applicable.

(6) (a) Amended Investment Management Agreement dated April 30, 1998 (incorporated herein by reference to Exhibit 4(a) to Registrant's Post-Effective Amendment No. 8 to the Registration Statement filed on December 28, 1998.

(7) (a) Amended Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc. (incorporated herein by reference to
        Exhibit 6(a) to Post-Effective Amendment No. 8 to the Registration Statement) filed on December 28, 1998.

    (b) Multiple Class Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors, Inc. (incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 2 to the Registration Statement.) filed on December 30, 1993.

    (c) Form of Selected Dealer Agreement (incorporated herein by reference to
        Exhibit 6(c) to Registrant's Post-Effective Amendment No. 8 to the Registration Statement) filed on December 28, 1998.


(8) Not Applicable


(9) (a) Custody Agreement dated November 30, 1995 (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 4 to the Registration Statement); Amendment to the Custody Agreement between the Bank of New York and the Registrant (incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 5 to the Registration Statement) filed on December 24, 1996.

     (b) Amended and Restated Transfer Agency and Services Agreement dated September 1, 2000 between the Registrant and Morgan Stanley Dean Witter Trust FSB (incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 11 to the Registration Statement) filed on October 27, 2000.

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 6 to the Registration Statement) filed on July 14, 1997.

     (b) Morgan Stanley Dean Witter Funds Multiple Class Plan pursuant to Rule 18f-3 dated August 15, 2000 (incorporated herein by reference to Exhibit (15) to Post-Effective Amendment No. 11 to the Registration Statement) filed on October 27, 2000.

(11) (a) Opinion and consent of Mayer, Brown & Platt*.

     (b) Opinion and consent of Nutter, McClennen & Fish LLP*.

(12) Opinion and consent of Mayer, Brown & Platt regarding tax matters*.

(13) Form of Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 8 to the Registration Statement) filed on December 28, 1998.

(14) (a) Consent of Independent Auditors, filed herein.

     (b) Consent of PricewaterhouseCoopers LLP, filed herein.

(15) Not Applicable.

(16) Powers of Attorney*.

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended October 31, 2000 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on December 13, 2000).

     (b) Form of Proxy.

     (c) Voting Information Card.


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.


     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

----------
* Previously filed with the Initial Registration Statement on Form N-14 on November 8, 2000 and incorporated herein by reference.

                                  SIGNATURES


     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 18th day of January, 2001.


                             MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST


                             By: /s/ Barry Fink
                                 .........................................
                                 Barry Fink
                                 Vice President and Secretary

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


           SIGNATURE                             TITLE                         DATE
           ---------                             -----                         ----
1. Principal Executive Officer

  /s/ Charles A. Fiumefreddo     President, Chief Executive Officer,
  ............................   Trustee and Chairman                   January 18, 2001

2. Principal Financial Officer

  /s/ Thomas F. Caloia           Treasurer and Principal
  ............................   Accounting Officer                     January 18, 2001

3. Majority of Trustees

  /s/ Michael Bozic              Trustee                                January 18, 2001
  ............................

  /s/ Edwin J. Garn              Trustee                                January 18, 2001
  ............................

  /s/ Wayne E. Hedien            Trustee                                January 18, 2001
  ............................

  /s/ James F. Higgins           Trustee                                January 18, 2001
  ............................

  /s/ Manuel H. Johnson          Trustee                                January 18, 2001
  ............................

  /s/ Michael E. Nugent          Trustee                                January 18, 2001
  ............................

  /s/ John L. Schroeder          Trustee                                January 18, 2001
  ............................

  /s/ Philip J. Purcell          Trustee                                January 18, 2001
  ............................